Securities Act of 1933 Registration No. 002-41839

Investment Company Act of 1940 Registration No. 811-02105

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.  ______

[X] Post-Effective Amendment No.  __570___

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

[X] Amendment No.  __570___

Fidelity Salem Street Trust

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Margaret Carey, Secretary and Chief Legal Officer

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on October 30, 2023 pursuant to paragraph (b) of Rule 485 at 12:01 a.m. Eastern Time.

Fidelity® Tactical Bond Fund
Class/Ticker
Fidelity Advisor® Tactical Bond Fund
A/FTKAX M/FTYMX C/FTKCX I/FBAHX Z/FBAPX
Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Tactical Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Converting Shares
Exchanging Shares
Rollover IRAs
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information
Sales Charge Waiver Policies Applied by Certain Intermediaries

Fund Summary
Fund/Class:
Fidelity® Tactical Bond Fund
/Fidelity Advisor® Tactical Bond Fund A, M, C, I, Z
Investment Objective
Fidelity® Tactical Bond Fund seeks a high level of current income. Growth of capital may also be considered.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 37 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of the prospectus.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class M	Class C	Class I	Class Z
Maximum sales charge (load) on purchases (as a % of offering price)	4.00%	4.00%	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None A	None A	1.00% B	None	None

AClass A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 0.75% and 0.25%, respectively.
BOn Class C shares redeemed less than one year after purchase.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Class A	Class M	Class C	Class I	Class Z
Management fee	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None
Other expenses	0.85%	0.91%	0.91%	0.75%	0.74%
Total annual operating expenses	1.65%	1.71%	2.46%	1.30%	1.29%
Fee waiver and/or expense reimbursement	0.70% A	0.76% A	0.76% A	0.60% A	0.68% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.95%	0.95%	1.70%	0.70%	0.61%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of their respective average net assets, exceed 0.95%, 0.95%, 1.70%, 0.70%, and 0.61% (the Expense Caps). If at any time during the current fiscal year expenses for Class A, Class M, Class C, Class I, or Class Z of the fund fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through December 31, 2024. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$493	$493	$493	$493	$273	$173	$72	$72	$62	$62
3 years	$811	$811	$821	$821	$668	$668	$332	$332	$318	$318
5 years	$1,175	$1,175	$1,198	$1,198	$1,218	$1,218	$635	$635	$619	$619
10 years	$2,200	$2,200	$2,256	$2,256	$2,516	$2,516	$1,497	$1,497	$1,476	$1,476

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in debt securities of all types and repurchase agreements for those securities.
  Allocating assets across the full spectrum of the debt market, including investment-grade (those of medium and high quality), high yield and emerging markets debt securities across different maturities. Investments will normally include U.S. government securities (including Treasury securities), investment-grade corporate and other debt, lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), investment-grade securitized debt securities, floating rate loans and other floating rate securities, inflation-protected debt securities, hybrid and preferred securities, contingent convertible securities, and securities of foreign issuers, including securities of issuers located in emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Investing in both U.S. dollar-denominated and non-U.S. dollar-denominated securities, and generally hedging the fund's foreign currency exposures utilizing forward foreign currency exchange contracts.
  Investing in collateralized loan obligations.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's Central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.
Principal Investment Risks
  Impairment of Collateral.
A floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.
  Floating Rate Loan Liquidity.
Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed, including extended trade settlement periods. Difficulty in selling a floating rate loan can result in a loss.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign and Emerging Markets Risk.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.
Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
Foreign exchange rates also can be extremely volatile.
  Foreign Currency Transactions.
Although a forward foreign currency exchange contract is used to reduce or hedge a fund's exposure to changes in the value of the currency, suitable hedging transactions may not be available in all circumstances, may not be successful, and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
CLO tranches can experience substantial losses due to actual and anticipated defaults, as well as aversion to CLO securities as a class.
  Contingent Convertible Securities Risk.
Contingent convertible securities have unique equity conversion or principal write-down features that involve additional risks, which may include cancellation of interest payments by the issuer or a regulatory authority; subordination to other creditors due to either a liquidation or other bankruptcy-related event or a conversion of the security from debt to equity; and a write-down of the security's principal amount.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Inflation-Protected Debt Exposure.
Increases in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Jeff Moore (Co-Portfolio Manager) has managed the fund since 2022.
Michael Plage (Co-Portfolio Manager) has managed the fund since 2022.
Purchase and Sale of Shares
You may buy or sell shares through a retirement account or through an investment professional.
You may buy or sell shares in various ways:
Internet
institutional.fidelity.com
Phone
To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015
Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
Class I and Class Z eligibility requirements are listed in the "Additional Information about the Purchase and Sale of Shares" section of the prospectus.
The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver.
The price to buy one share of Class C, Class I, or Class Z is its NAV.
Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.
The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC).
The price to sell one share of Class I or Class Z is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details
Investment Objective
Fidelity® Tactical Bond Fund seeks a high level of current income. Growth of capital may also be considered.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in debt securities of all types and repurchase agreements for those securities. The Adviser has the flexibility to allocate the fund's assets across the full spectrum of the debt market, including investment-grade (those of medium and high quality), high yield and emerging market debt securities across different maturities. The fund's investments will normally include U.S. government securities (including Treasury securities), investment-grade corporate and other debt, lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), investment-grade securitized debt securities (those of medium and high quality), floating rate loans and other floating rate securities, inflation-protected debt securities, hybrid and preferred securities, contingent convertible securities, and securities of foreign issuers, including securities of issuers located in emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
The Adviser will tactically adjust the fund's allocation among the different security types in seeking to achieve the fund's investment objective. For example, the Adviser may actively shift portfolio allocations from investment-grade debt securities to high yield debt securities, and vice-versa, over the short or medium term in order to take advantage of market trends, economic conditions or perceived mispricing opportunities in the debt markets. The Adviser will use a variety of investment techniques to manage the fund's overall risk and interest rate risk, including sector rotation, asset allocation and security selection, and will combine fundamental analysis to assess market and economic conditions with a qualitative and quantitative approach to portfolio construction.
The Adviser invests the fund's assets in both U.S. dollar-denominated and non-U.S. dollar-denominated securities. The Adviser will generally hedge the fund's foreign currency exposures utilizing forward foreign currency exchange contracts.
The Adviser may invest in collateralized loan obligations.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions. The Adviser's analysis also considers the credit, currency, and economic risks associated with a security and the country of its issuer. The Adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, currency, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. In addition to forward foreign currency exchange contracts, the fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), forwards, and futures contracts (both long and short positions) on securities, other instruments, indexes, or currencies. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, currency, or index.
The Adviser uses Central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a Central fund that buys bonds. Fidelity does not charge any additional management fees for Central funds.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Shareholders should be aware that investments made by the fund and results achieved by the fund at any given time are not expected to be the same as those made by other funds for which the Adviser or an affiliate acts as manager, including funds with names, investment objectives, and policies that are similar to the fund.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
Collateralized loan obligations (CLO) are a type of asset-backed security. A CLO is typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and other expenses. Cash flows from the CLO are split into two or more portions, called tranches, which can vary in risk and yield. A CLO's more senior tranches are partially protected from defaults, typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. More junior tranches offer the potential for higher yield but are more exposed to loss and have lower ratings.
Contingent convertible securities are securities typically issued by banking institutions that, under certain circumstances, may convert into common stock of the issuer or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds and regulatory actions calling into question the issuing banking institution's continued viability as a going-concern. Certain contingent convertible securities may be debt securities, as determined by the Adviser, depending on, among other criteria, the security's position in the insolvency waterfall, regulatory capital classification, maturity date, and interest payment structure.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection). Currency-related derivatives, in particular, include foreign exchange (FX) transactions such as spot FX trades, FX forwards, non-deliverable forwards, and cross-currency FX trades.
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of the fund's assets invested in the Central funds will be based upon the investment results of those funds.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. Some countries experience low or negative interest rates from time to time, which may magnify interest rate risk for the market as a whole and for a fund. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign and Emerging Markets Risk. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Foreign Currency Transactions. A fund that invests in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. Suitable hedging transactions may not be available in all circumstances, may not be successful, and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.
Prepayment. Many types of debt securities, including mortgage securities, floating rate loans, collateralized loan obligations, and inflation-protected debt securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.
Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Covenant-lite obligations, which contain fewer financial covenants than other obligations, carry more risk than traditional loans as they allow issuers to engage in activities that would otherwise be difficult or impossible under a traditional loan agreement. In the event of default, covenant-lite obligations have lower recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
Hybrid and Preferred Securities Risk. The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time.
Contingent Convertible Securities Risk. Contingent convertible securities have unique equity conversion or principal write-down features that are tailored to the issuing banking institution and its regulatory requirements. Contingent convertibles may have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. Contingent convertibles will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. In the event of liquidation, dissolution or winding-up of an issuer prior to a conversion, the rights and claims of the holders of the contingent convertibles against the issuer will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the contingent convertibles are converted into the issuer's underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
Impairment of Collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.
Floating Rate Loan Liquidity. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed, including extended trade settlement periods. Difficulty in selling a floating rate loan can result in a loss.
Inflation-Protected Debt Exposure. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® Tactical Bond Fund normally invests at least 80% of its assets in debt securities of all types and repurchase agreements for those securities.
Valuing Shares
The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of the underlying Central funds in which the fund invests. Shares of underlying Central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Ways to Invest
You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional. Your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.
Information on Placing Orders
You should include the following information with any order:
  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares
Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.
Frequent Purchases and Redemptions
The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.
Excessive Trading Policy
The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.
Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.
Exceptions
The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of funds, or other strategy funds.
A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.
A qualified fund of funds is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of funds level, or demonstrates that the fund of funds has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.
Fidelity may choose not to monitor transactions below certain dollar value thresholds.
Omnibus Accounts
Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.
Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.
If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.
Retirement Plans
For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.
Other Information about the Excessive Trading Policy
The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.
The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.
As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.
Additional Information Regarding Class I Eligibility
Class I shares generally are offered to:
1. Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans generally include profit sharing, 401(k), 403(b), 457(b), defined benefit, retiree health savings plans, and similar plans, but generally do not include: retail retirement or non-retirement accounts; Individual Retirement Accounts (IRAs) (such as traditional, Roth, SEP, SARSEP, and SIMPLE IRAs); Coverdell Education Savings Accounts; individual 403(b) accounts that are not part of an employer's 403(b) plan; plans investing through the Fidelity Advisor® 403(b) program; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or qualified tuition programs;
2. Insurance company separate accounts;
3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;
4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;
5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;
6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;
7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;
8. Employer-sponsored health savings accounts investing through an intermediary;
9. Former Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds;
10. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class I shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker; and
11. Investors whose account is no longer associated with a financial intermediary and whose shares were exchanged by Fidelity from Class A, Class M, or Class C of the fund to Class I shares of the same fund; only in certain employee benefit plan accounts may such investors add to their position in Class I.
Investors may be able to purchase Class I in other circumstances. Please contact Fidelity or your investment professional for more information about Class I shares.
Additional Information Regarding Class Z Eligibility
Class Z shares generally are offered to:
1. Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans generally include profit sharing, 401(k), 403(b), 457(b), defined benefit, retiree health savings plans, and similar plans, but generally do not include: retail retirement or non-retirement accounts; Individual Retirement Accounts (IRAs) (such as traditional, Roth, SEP, SARSEP, and SIMPLE IRAs); Coverdell Education Savings Accounts; individual 403(b) accounts that are not part of an employer's 403(b) plan; plans investing through the Fidelity Advisor® 403(b) program; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or qualified tuition programs;
2. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;
3. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class Z shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker;
4. Mutual funds dedicated for use in Fidelity's managed account programs, and investment vehicles dedicated for use by the Fidelity Investments Charitable Gift Fund, for which Fidelity serves as investment manager; and
5. Employee benefit plans sponsored by FMR LLC or an affiliate.
Investors may be able to purchase Class Z in other circumstances. Please contact Fidelity or your investment professional for more information about Class Z shares.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.
The price to buy one share of Class C, Class I, or Class Z is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I and Class Z shares are sold without a sales charge.
If you pay a front-end sales charge, your price will be Class A's or Class M's offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class M's NAV.
The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class M's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.
The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.
Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I or Class Z is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:
  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Class Z: When your relationship with your managed account provider is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction.
Policies Concerning the Redemption of Fund Shares
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
Converting Shares

The fund will automatically convert your class of shares of the fund to Class Z shares, if Class Z of the fund is available under your plan.
The fund may convert your Class Z shares to another class of shares of the fund, including classes of shares not offered in this prospectus that are available under your plan, if your plan is no longer eligible to offer Class Z. Information on the other classes of shares of the fund can be found in that class's prospectus. Investors will be notified in writing before any such conversion to another class.
A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.
Conversion Feature. After a maximum of eight years from the initial date of purchase, Class C shares convert automatically to Class A shares of a fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class C shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class C non-Dividend Shares to your total Class C non-Dividend Shares. A fund may convert shares sooner in certain circumstances. A shorter holding period may also apply depending on your intermediary. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of this prospectus.
Exchanging Shares
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.
As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Advisor M Class shares of Fidelity® Government Money Market Fund. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.
As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.
As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.
As a Class Z shareholder, you have the privilege of exchanging Class Z shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or Class Z shares of other Fidelity® funds available through your employee benefit plan, or if the Fidelity® fund does not offer Class Z shares, then other classes of the Fidelity® fund that are available through your plan.
Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the Statement of Additional Information (SAI) or consult your investment professional.
However, you should note the following policies and restrictions governing exchanges:
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  An exchange of shares is not subject to any applicable CDSCs.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you if you own shares in a taxable account.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
The fund may terminate or modify exchange privileges in the future.
Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.
Rollover IRAs
Class Z shares generally are not available to IRA rollover accounts. Assets from retirement plans may be invested in other class(es) of shares of the fund through an IRA rollover, including class(es) of shares not offered in this prospectus. Each class of the fund has different expenses and features and may have higher expenses than Class Z shares. Information on the other class(es) of shares of the fund, including any class expenses and features, can be found in the applicable class's prospectus.
Please contact your investment professional for more information.
Account Features and Policies
Features
The following features may be available to buy and sell shares of the fund. Visit institutional.fidelity.com or contact your investment professional for more information.
Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

  To transfer money between a bank account and your fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of shares.
  Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and your fund account.
Automatic Transactions: periodic (automatic) transactions

  To make contributions from your fund account to your Fidelity Advisor® IRA.

  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Policies
The following apply to you as a shareholder.
Statements that Fidelity sends to you, if applicable, include the following:
  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).
Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.
You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.
Fidelity may charge a fee for certain services, such as providing historical account documents.
Dividends and Capital Gain Distributions
The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® Tactical Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity® Tactical Bond Fund	October, December
Earning Dividends
The fund processes purchase and redemption requests only on days it is open for business.
When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.
Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.
Exchange requests will be processed only when both funds are open for business.
Distribution Options
When you open an account, specify how you want to receive your distributions. The following distribution options are available:
  1. Reinvestment Option.
Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.
  2. Income-Earned Option.
Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.
  3. Cash Option.
Any dividends and capital gain distributions will be paid in cash.
  4. Directed Dividends® Option.
Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact Fidelity or your investment professional directly.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
Any dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.
Tax Consequences
As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity® fund that offers Advisor classes of shares or shares of Fidelity® funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.
Fund Services
Fund Management
The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
Jeff Moore is Co-Portfolio Manager of Fidelity® Tactical Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Moore has worked as a research analyst and portfolio manager.
Michael Plage is Co-Portfolio Manager of Fidelity® Tactical Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
The group fee rate(s) for August 2023 and the annual individual fund fee rate(s) are reflected in the table below:
Fund	Group Fee Rate	Individual Fund Fee Rate
Fidelity® Tactical Bond Fund	0.10%	0.45%
The total management fee for the fund for the fiscal year ended August 31, 2023 was 0.55% of the fund's average net assets. On October 1, 2022, the individual fund fee rate for the fund was reduced from 0.50% to 0.45%. Because the fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual reports for the fiscal periods ended February 28, 2022 and February 28, 2023.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution
The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.
FDC distributes Class A, Class M, Class C, Class I, and Class Z shares.
Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares, including compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses for Class Z shares.
This may take the form of (as applicable):
  Sales charges and concessions (not applicable to Class I and Class Z shares).
  Distribution and/or service (12b-1) fees (not applicable to Class I and Class Z shares).
  Finder's fees (not applicable to Class C, Class I, and Class Z shares).
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.
These payments are described in more detail in this section and in the SAI.
Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.
You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.
FDC collects the sales charge.
As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a fund or through an intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC (back-end) waivers. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of the prospectus. In all instances, it is the purchaser's responsibility to notify a fund or the purchaser's intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from a fund or through another intermediary to receive these waivers or discounts.
The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.
Sales Charges and Concessions - Class A
Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 but less than $4,000,000	None	None	0.75%(c)
$4,000,000 but less than $25,000,000	None	None	0.50%(c)
$25,000,000 or more	None	None	0.25%(c)
(a) The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
(b) Purchases of $10.00 or less will not pay a sales charge.
(c) Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."
Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, be assessed a CDSC of 0.75%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.
Sales Charges and Concessions - Class M
Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 or more	None	None	0.25%(c)
(a) The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
(b) Purchases of $10.00 or less will not pay a sales charge.
(c) Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."
Investments in Class M shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Advisor M Class shares of Fidelity® Government Money Market Fund, your Class M shares retain the CDSC schedule in effect when they were originally bought.
Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.
Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).
Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Purchases may be aggregated across multiple intermediaries on the same day for the purpose of qualifying for the Combined Purchase program.
Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. Purchases and holdings may be aggregated across multiple intermediaries for the purpose of qualifying for the Rights of Accumulation program.
Letter of Intent. You may receive a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. Purchases may be aggregated across multiple intermediaries for the purpose of qualifying for the Letter of Intent program. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.
Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.
Class C shares may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
Investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. A concession will not apply to Class C shares acquired through reinvestment of dividends or capital gain distributions.
The CDSC for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.
A front-end sales charge will not apply to the following Class A or Class M shares:
  1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.
  2. Purchased for an insurance company separate account.
  3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.
  4. Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.
  5. Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.
  6. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.
  7. Purchased to repay a loan against Class A or Class M shares held in the investor's Fidelity Advisor® 403(b) program.
  8. Purchased for an employer-sponsored health savings account.
  9. (Applicable only to Class A) Purchased by a former Destiny® Planholder in a Fidelity Advisor® account that was converted directly from a Destiny® Plan account after September 30, 2008. This waiver shall apply as long as the ownership of the Fidelity Advisor® account does not change. If the Fidelity Advisor® account is no longer directly held at Fidelity, your intermediary may be able to apply the waiver, assuming the stated conditions are met. Please contact your investment professional for more information.
  10. Purchased for a mutual fund only brokerage platform that charges a platform entrance fee and where the distributor has agreed with the broker to participate in such platform.
Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class M's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's and Class M's front-end sales charge on purchases of $10.00 or less.
The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):
  1. For disability or death.
  2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) in accordance with required minimum distributions as mandated by the Internal Revenue Code and related regulations.
  3. For required minimum distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) as mandated by the Internal Revenue Code and related regulations.
  4. Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.
  5. (Applicable to Class A and Class M only) Held by insurance company separate accounts.
  6. (Applicable to Class A and Class M only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).
  7. (Applicable to Class A and Class M only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).
  8. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.
To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.
You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.
Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.
Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.
Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter.
Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.
Finder's fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.
Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.
Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.
You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.
Distribution and Service Plan(s)
Class A of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A of the fund may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.
In addition, pursuant to the Class A plan, Class A of the fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.
Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.
For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.
Class M of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class M shares. Class M of the fund may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class M's average net assets when the Trustees believe that it is in the best interests of Class M shareholders to do so.
In addition, pursuant to the Class M plan, Class M of the fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class M's average net assets throughout the month for providing shareholder support services.
FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.
Class C of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.
In addition, pursuant to the Class C plan, Class C of the fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.
Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.
For purchases of Class C shares made through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.
Any fees paid out of Class A's, Class M's, and Class C's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.
In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class M, and Class C.
Each of Class I and Class Z of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class I and Class Z.
If payments made by the Adviser to FDC or to intermediaries under Class I's and Class Z's Distribution and Service Plan were considered to be paid out of Class I's and Class Z's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Advisor® Tactical Bond Fund Class A

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.431	.144
Net realized and unrealized gain (loss)	(.412)	(.885)
Total from investment operations	.019	(.741)
Distributions from net investment income	(.429)	(.109)
Total distributions	(.429)	(.109)
Net asset value, end of period	$8.74	$9.15
Total Return D,E,F	.25%	(7.43)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.65%	1.97% I
Expenses net of fee waivers, if any	.95%	1.00% I
Expenses net of all reductions	.95%	1.00% I
Net investment income (loss)	4.87%	2.73% I
Supplemental Data
Net assets, end of period (000 omitted)	$3,703	$2,432
Portfolio turnover rate J	39%	96% I

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Tactical Bond Fund Class M

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.432	.144
Net realized and unrealized gain (loss)	(.413)	(.885)
Total from investment operations	.019	(.741)
Distributions from net investment income	(.429)	(.109)
Total distributions	(.429)	(.109)
Net asset value, end of period	$8.74	$9.15
Total Return D,E,F	.26%	(7.43)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.71%	1.97% I
Expenses net of fee waivers, if any	.95%	1.00% I
Expenses net of all reductions	.95%	1.00% I
Net investment income (loss)	4.87%	2.73% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,592	$2,511
Portfolio turnover rate J	39%	96% I

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Tactical Bond Fund Class C

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.14	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.365	.104
Net realized and unrealized gain (loss)	(.402)	(.893)
Total from investment operations	(.037)	(.789)
Distributions from net investment income	(.363)	(.071)
Total distributions	(.363)	(.071)
Net asset value, end of period	$8.74	$9.14
Total Return D,E,F	(.38)%	(7.90)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.46%	2.71% I
Expenses net of fee waivers, if any	1.70%	1.75% I
Expenses net of all reductions	1.70%	1.75% I
Net investment income (loss)	4.12%	1.98% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,362	$2,344
Portfolio turnover rate J	39%	96% I

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Tactical Bond Fund Class I

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.449	.156
Net realized and unrealized gain (loss)	(.408)	(.884)
Total from investment operations	.041	(.728)
Distributions from net investment income	(.451)	(.122)
Total distributions	(.451)	(.122)
Net asset value, end of period	$8.74	$9.15
Total Return D,E	.50%	(7.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.30%	1.64% H
Expenses net of fee waivers, if any	.70%	.75% H
Expenses net of all reductions	.70%	.75% H
Net investment income (loss)	5.12%	2.98% H
Supplemental Data
Net assets, end of period (000 omitted)	$7,398	$2,924
Portfolio turnover rate I	39%	96% H

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns for periods of less than one year are not annualized.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Tactical Bond Fund Class Z

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.459	.161
Net realized and unrealized gain (loss)	(.410)	(.884)
Total from investment operations	.049	(.723)
Distributions from net investment income	(.459)	(.127)
Total distributions	(.459)	(.127)
Net asset value, end of period	$8.74	$9.15
Total Return D,E	.59%	(7.25)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.29%	1.62% H
Expenses net of fee waivers, if any	.61%	.66% H
Expenses net of all reductions	.61%	.66% H
Net investment income (loss)	5.21%	3.07% H
Supplemental Data
Net assets, end of period (000 omitted)	$6,265	$2,620
Portfolio turnover rate I	39%	96% H

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns for periods of less than one year are not annualized.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Additional Index Information
Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).
Sales Charge Waiver Policies Applied by Certain Intermediaries
Ameriprise
The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
  Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
D.A. Davidson & Co. (D.A. Davidson)
Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or a fund's SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
  A shareholder in the fund's Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson's policies and procedures.
CDSC Waivers on Class A and Class C Shares available at D.A. Davidson
  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in a fund's prospectus.
  Return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent
  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Edward D. Jones & Co., L.P. ("Edward Jones")
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation ("ROA"):
  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
  The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent ("LOI"):
  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers:
Sales charges are waived for the following shareholders and in the following situations:
  Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
  Shares purchased in an Edward Jones fee-based program.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
CDSC Waivers:
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
  The death or disability of the shareholder.
  Systematic withdrawals with up to 10% per year of the account value.
  Return of excess contributions from an Individual Retirement Account (IRA).
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
  Shares exchanged in an Edward Jones fee-based program.
  Shares acquired through NAV reinstatement.
  Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts:
  Initial purchase minimum: $250
  Subsequent purchase minimum: none
Minimum Balances:
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
  A fee-based account held on an Edward Jones platform
  A 529 account held on an Edward Jones platform
  An account with an active systematic investment plan or LOI
Exchanging Share Classes:
  At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott LLC (Janney)
If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney:
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
  Shares acquired through a right of reinstatement.
  Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.
CDSC waivers on Class A and C shares available at Janney:
  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
  Shares sold in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
  Shares acquired through a right of reinstatement.
  Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent:
  Breakpoints as described in the fund's prospectus.
  Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an "initial sales charge."
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAIs.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
  Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.
  Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
  Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
  Shares purchased through rights of reinstatement.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
  A shareholder in the fund's Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
  Shares purchased in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
  Breakpoints as described in the prospectus.
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch
Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch:
  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
  Shares purchased through a Merrill Lynch affiliated investment advisory program
  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
  Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus
  Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement
CDSC Waivers on A, B, and C Shares Available at Merrill Lynch:
  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
  Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Front-end Load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
  Breakpoints as described in this prospectus
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley
Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge
  Your financial intermediary, on your behalf, can also convert Class M shares to Class A shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.
E*TRADE Front-End Sales Charge Waiver
Shareholders purchasing fund shares through an E*TRADE self-directed brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.
Oppenheimer & Co. (OPCO)
Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO:
  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by or through a 529 Plan
  Shares purchased through an OPCO affiliated investment advisory program
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).
  A shareholder in the fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
  Employees and registered representatives of OPCO or its affiliates and their family members
  Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO:
  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
  Shares acquired through a right of reinstatement
Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent:
  Breakpoints as described in this prospectus.
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
PFS Investments Inc. (PFSI)
Policies Regarding Fund Purchases Held on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (PSS). Clients of PFSI (also referred to as "shareholders") purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform PFSI at the time of a purchase of all holdings of Fidelity Advisor® funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
  Class A shares are available to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
  Class C shares are available only to accounts with existing Class C share holdings.
Breakpoints
  Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (ROA)
  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Fidelity Advisor® funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Fidelity Advisor® fund purchased with a sales charge. No shares of Fidelity Advisor® funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Fidelity Advisor® fund purchased on the PSS platform.
  Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (PDP) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder-level grouping, which allows the plan account of the electing employee ROA with his/her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.
  ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (LOI)
  By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make on the PSS platform over a 13-month period, beginning from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.
  Only holdings of Fidelity Advisor® funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.
  Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.
  If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations on the PSS platform:
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
  Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.
  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
Raymond James &  Associates, Inc., Raymond James Financial Services, Inc. and Each Entity's Affiliates (Raymond James)
Intermediary-Defined Sales Charge Waiver Policies:
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James:
  Shares purchased in an investment advisory program.
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James:
  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.
  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
  Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent:
  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. (Baird)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird:
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
  Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
  Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
  A shareholder in a fund's C Shares will have their shares converted at NAV to A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on A and C shares Available at Baird:
  Shares sold due to death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in a fund's prospectus
  Shares sold due to returns of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
  Shares sold to pay Baird fees but only if the transaction is initiated by Baird
  Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:
  Breakpoints as described in this prospectus
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fidelity Advisor® funds held by accounts within the purchaser's household at Baird. Eligible Fidelity Advisor® funds not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Fidelity Advisor® funds through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (Stifel)
Front-end Sales Load Waiver on Class A Shares:
Shareholders who purchase fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Stifel.
US Bancorp Investments, Inc. (USBI)
Front-end Sales Load Waiver on Class A Shares:
Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, including shares in an omnibus account, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9904501.103	ATBF-PRO-1023

Fidelity® Tactical Bond Fund
Class/Ticker
Fidelity® Tactical Bond Fund/FBAGX
In this prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this prospectus.

Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Tactical Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund/Class:
Fidelity® Tactical Bond Fund
/Fidelity® Tactical Bond Fund

Investment Objective
Fidelity® Tactical Bond Fund seeks a high level of current income. Growth of capital may also be considered.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.81%
Total annual operating expenses	1.36%
Fee waiver and/or expense reimbursement	0.66% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.70%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.70% (the Expense Cap). If at any time during the current fiscal year expenses for the class of shares of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$72
3 years	$343
5 years	$659
10 years	$1,557

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in debt securities of all types and repurchase agreements for those securities.
  Allocating assets across the full spectrum of the debt market, including investment-grade (those of medium and high quality), high yield and emerging markets debt securities across different maturities. Investments will normally include U.S. government securities (including Treasury securities), investment-grade corporate and other debt, lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), investment-grade securitized debt securities, floating rate loans and other floating rate securities, inflation-protected debt securities, hybrid and preferred securities, contingent convertible securities, and securities of foreign issuers, including securities of issuers located in emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Investing in both U.S. dollar-denominated and non-U.S. dollar-denominated securities, and generally hedging the fund's foreign currency exposures utilizing forward foreign currency exchange contracts.
  Investing in collateralized loan obligations.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's Central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.
Principal Investment Risks
  Impairment of Collateral.
A floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.
  Floating Rate Loan Liquidity.
Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed, including extended trade settlement periods. Difficulty in selling a floating rate loan can result in a loss.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign and Emerging Markets Risk.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.
Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
Foreign exchange rates also can be extremely volatile.
  Foreign Currency Transactions.
Although a forward foreign currency exchange contract is used to reduce or hedge a fund's exposure to changes in the value of the currency, suitable hedging transactions may not be available in all circumstances, may not be successful, and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
CLO tranches can experience substantial losses due to actual and anticipated defaults, as well as aversion to CLO securities as a class.
  Contingent Convertible Securities Risk.
Contingent convertible securities have unique equity conversion or principal write-down features that involve additional risks, which may include cancellation of interest payments by the issuer or a regulatory authority; subordination to other creditors due to either a liquidation or other bankruptcy-related event or a conversion of the security from debt to equity; and a write-down of the security's principal amount.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Inflation-Protected Debt Exposure.
Increases in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Jeff Moore (Co-Portfolio Manager) has managed the fund since 2022.
Michael Plage (Co-Portfolio Manager) has managed the fund since 2022.
Purchase and Sale of Shares
You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional.
You may buy or sell shares in various ways:
Internet
www.fidelity.com
Phone
Fidelity Automated Service Telephone (FAST®) 1-800-544-5555
To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired
1-800-544-0118
Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Fidelity® Tactical Bond Fund seeks a high level of current income. Growth of capital may also be considered.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in debt securities of all types and repurchase agreements for those securities. The Adviser has the flexibility to allocate the fund's assets across the full spectrum of the debt market, including investment-grade (those of medium and high quality), high yield and emerging market debt securities across different maturities. The fund's investments will normally include U.S. government securities (including Treasury securities), investment-grade corporate and other debt, lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), investment-grade securitized debt securities (those of medium and high quality), floating rate loans and other floating rate securities, inflation-protected debt securities, hybrid and preferred securities, contingent convertible securities, and securities of foreign issuers, including securities of issuers located in emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
The Adviser will tactically adjust the fund's allocation among the different security types in seeking to achieve the fund's investment objective. For example, the Adviser may actively shift portfolio allocations from investment-grade debt securities to high yield debt securities, and vice-versa, over the short or medium term in order to take advantage of market trends, economic conditions or perceived mispricing opportunities in the debt markets. The Adviser will use a variety of investment techniques to manage the fund's overall risk and interest rate risk, including sector rotation, asset allocation and security selection, and will combine fundamental analysis to assess market and economic conditions with a qualitative and quantitative approach to portfolio construction.
The Adviser invests the fund's assets in both U.S. dollar-denominated and non-U.S. dollar-denominated securities. The Adviser will generally hedge the fund's foreign currency exposures utilizing forward foreign currency exchange contracts.
The Adviser may invest in collateralized loan obligations.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions. The Adviser's analysis also considers the credit, currency, and economic risks associated with a security and the country of its issuer. The Adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, currency, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. In addition to forward foreign currency exchange contracts, the fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), forwards, and futures contracts (both long and short positions) on securities, other instruments, indexes, or currencies. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, currency, or index.
The Adviser uses Central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a Central fund that buys bonds. Fidelity does not charge any additional management fees for Central funds.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Shareholders should be aware that investments made by the fund and results achieved by the fund at any given time are not expected to be the same as those made by other funds for which the Adviser or an affiliate acts as manager, including funds with names, investment objectives, and policies that are similar to the fund.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
Collateralized loan obligations (CLO) are a type of asset-backed security. A CLO is typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and other expenses. Cash flows from the CLO are split into two or more portions, called tranches, which can vary in risk and yield. A CLO's more senior tranches are partially protected from defaults, typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. More junior tranches offer the potential for higher yield but are more exposed to loss and have lower ratings.
Contingent convertible securities are securities typically issued by banking institutions that, under certain circumstances, may convert into common stock of the issuer or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds and regulatory actions calling into question the issuing banking institution's continued viability as a going-concern. Certain contingent convertible securities may be debt securities, as determined by the Adviser, depending on, among other criteria, the security's position in the insolvency waterfall, regulatory capital classification, maturity date, and interest payment structure.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection). Currency-related derivatives, in particular, include foreign exchange (FX) transactions such as spot FX trades, FX forwards, non-deliverable forwards, and cross-currency FX trades.
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of the fund's assets invested in the Central funds will be based upon the investment results of those funds.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. Some countries experience low or negative interest rates from time to time, which may magnify interest rate risk for the market as a whole and for a fund. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign and Emerging Markets Risk. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Foreign Currency Transactions. A fund that invests in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. Suitable hedging transactions may not be available in all circumstances, may not be successful, and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.
Prepayment. Many types of debt securities, including mortgage securities, floating rate loans, collateralized loan obligations, and inflation-protected debt securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.
Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Covenant-lite obligations, which contain fewer financial covenants than other obligations, carry more risk than traditional loans as they allow issuers to engage in activities that would otherwise be difficult or impossible under a traditional loan agreement. In the event of default, covenant-lite obligations have lower recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
Hybrid and Preferred Securities Risk. The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time.
Contingent Convertible Securities Risk. Contingent convertible securities have unique equity conversion or principal write-down features that are tailored to the issuing banking institution and its regulatory requirements. Contingent convertibles may have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. Contingent convertibles will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. In the event of liquidation, dissolution or winding-up of an issuer prior to a conversion, the rights and claims of the holders of the contingent convertibles against the issuer will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the contingent convertibles are converted into the issuer's underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
Impairment of Collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.
Floating Rate Loan Liquidity. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed, including extended trade settlement periods. Difficulty in selling a floating rate loan can result in a loss.
Inflation-Protected Debt Exposure. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® Tactical Bond Fund normally invests at least 80% of its assets in debt securities of all types and repurchase agreements for those securities.
Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of the underlying Central funds in which the fund invests. Shares of underlying Central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Information on Fidelity
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.
In addition to its fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Ways to Invest
Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).
If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).
You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.
Information on Placing Orders
You should include the following information with any order:
  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares
Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.
Frequent Purchases and Redemptions
The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.
Excessive Trading Policy
The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.
Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.
Exceptions
The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of funds, or other strategy funds.
A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.
A qualified fund of funds is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of funds level, or demonstrates that the fund of funds has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.
Fidelity may choose not to monitor transactions below certain dollar value thresholds.
Omnibus Accounts
Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.
Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.
If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.
Retirement Plans
For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.
Other Information about the Excessive Trading Policy
The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.
The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.
As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
There is no minimum balance or purchase minimum for fund shares.
Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:
  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® brokerage or mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.
However, you should note the following policies and restrictions governing exchanges:
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
The fund may terminate or modify exchange privileges in the future.
Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.
Features and Policies

Features
The following features may be available to buy and sell shares of the fund or to move money to and from your account, if you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.
Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.

  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.

  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies
The following apply to you as a shareholder.
Statements that Fidelity sends to you, if applicable, include the following:
  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).
Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.
Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.
You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.
Fidelity may charge a fee for certain services, such as providing historical account documents.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® Tactical Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity® Tactical Bond Fund	October, December
Earning Dividends
The fund processes purchase and redemption requests only on days it is open for business.
Shares generally begin to earn dividends on the first business day following the day of purchase.
Shares generally earn dividends until, but not including, the next business day following the day of redemption.
Exchange requests will be processed only when both funds are open for business.
Distribution Options
When you open an account, specify how you want to receive your distributions. The following distribution options are available:
  1. Reinvestment Option.
Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.
  2. Income-Earned Option.
Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.
  3. Cash Option.
Any dividends and capital gain distributions will be paid in cash.
  4. Directed Dividends® Option.
Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
Jeff Moore is Co-Portfolio Manager of Fidelity® Tactical Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Moore has worked as a research analyst and portfolio manager.
Michael Plage is Co-Portfolio Manager of Fidelity® Tactical Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.
The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
The group fee rate(s) for August 2023 and the annual individual fund fee rate(s) are reflected in the table below:
Fund	Group Fee Rate	Individual Fund Fee Rate
Fidelity® Tactical Bond Fund	0.10%	0.45%
The total management fee for the fund for the fiscal year ended August 31, 2023 was 0.55% of the fund's average net assets. On October 1, 2022, the individual fund fee rate for the fund was reduced from 0.50% to 0.45%. Because the fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual reports for the fiscal periods ended February 28, 2022 and February 28, 2023.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.
FDC distributes the fund's shares.
Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares.
These payments are described in more detail in this section and in the SAI.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity® Tactical Bond Fund

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.454	.156
Net realized and unrealized gain (loss)	(.413)	(.884)
Total from investment operations	.041	(.728)
Distributions from net investment income	(.451)	(.122)
Total distributions	(.451)	(.122)
Net asset value, end of period	$8.74	$9.15
Total Return D,E	.51%	(7.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.36%	1.63% H
Expenses net of fee waivers, if any	.70%	.75% H
Expenses net of all reductions	.70%	.75% H
Net investment income (loss)	5.12%	2.98% H
Supplemental Data
Net assets, end of period (000 omitted)	$17,403	$16,048
Portfolio turnover rate I	39%	96% H

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9904494.103	TBF-PRO-1023

Fund/Ticker
Fidelity® Intermediate Bond Fund/FTHRX
Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Intermediate Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Fidelity® Intermediate Bond Fund
Investment Objective
Fidelity® Intermediate Bond Fund seeks a high level of current income.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual operating expenses	0.45%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$46
3 years	$144
5 years	$252
10 years	$567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Intermediate Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity between three and 10 years.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's Central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
-0.64%	3.31%	0.68%	2.76%	2.31%	0.51%	7.19%	7.21%	-1.33%	-8.73%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.65%	June 30, 2020
Lowest Quarter Return	-4.66%	March 31, 2022
Year-to-Date Return	1.06%	September 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund
Return Before Taxes	-8.73%	0.79%	1.23%
Return After Taxes on Distributions	-9.46%	-0.22%	0.22%
Return After Taxes on Distributions and Sale of Fund Shares	-5.16%	0.23%	0.52%
Bloomberg U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	-8.23%	0.73%	1.12%

Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Rob Galusza (Co-Portfolio Manager) has managed the fund since 2009.
David DeBiase (Co-Portfolio Manager) has managed the fund since 2017.
Julian Potenza (Co-Portfolio Manager) has managed the fund since 2019.
Purchase and Sale of Shares
You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional.
You may buy or sell shares in various ways:
Internet
www.fidelity.com
Phone
Fidelity Automated Service Telephone (FAST®) 1-800-544-5555
To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired
1-800-544-0118
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Fidelity® Intermediate Bond Fund seeks a high level of current income.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
The Adviser uses the Bloomberg U.S. Intermediate Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of August 31, 2023, the fund's dollar-weighted average maturity was approximately 4.5 years and the index's dollar-weighted average maturity was approximately 4.3 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.
The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
The Adviser may invest the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
The Adviser uses Central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a Central fund that buys bonds. Fidelity does not charge any additional management fees for Central funds.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of the fund's assets invested in the Central funds will be based upon the investment results of those funds.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes.
Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies
The following is fundamental, that is, subject to change only by shareholder approval:
Fidelity® Intermediate Bond Fund seeks a high level of current income.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® Intermediate Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.
Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Information on Fidelity
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.
In addition to its fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Ways to Invest
Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).
If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).
You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.
Information on Placing Orders
You should include the following information with any order:
  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares
Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.
Frequent Purchases and Redemptions
The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.
Excessive Trading Policy
The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.
Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.
Exceptions
The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of funds, or other strategy funds.
A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.
A qualified fund of funds is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of funds level, or demonstrates that the fund of funds has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.
Fidelity may choose not to monitor transactions below certain dollar value thresholds.
Omnibus Accounts
Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.
Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.
If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.
Retirement Plans
For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.
Other Information about the Excessive Trading Policy
The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.
The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.
As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:
  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  If you sell shares of Fidelity® Intermediate Bond Fund by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® brokerage or mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.
However, you should note the following policies and restrictions governing exchanges:
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
The fund may terminate or modify exchange privileges in the future.
Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.
Features and Policies

Features
The following features may be available to buy and sell shares of the fund or to move money to and from your account, if you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.
Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.

  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.

  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Checkwriting
To sell Fidelity® fund shares from your Fidelity® mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).
Policies
The following apply to you as a shareholder.
Statements that Fidelity sends to you, if applicable, include the following:
  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).
Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.
Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.
You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.
Fidelity may charge a fee for certain services, such as providing historical account documents.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® Intermediate Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity® Intermediate Bond Fund	October, December
Earning Dividends
The fund processes purchase and redemption requests only on days it is open for business.
Shares generally begin to earn dividends on the first business day following the day of purchase.
Shares generally earn dividends until, but not including, the next business day following the day of redemption.
Exchange requests will be processed only when both funds are open for business.
Distribution Options
When you open an account, specify how you want to receive your distributions. The following distribution options are available:
  1. Reinvestment Option.
Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.
  2. Income-Earned Option.
Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.
  3. Cash Option.
Any dividends and capital gain distributions will be paid in cash.
  4. Directed Dividends® Option.
Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
David DeBiase is Co-Portfolio Manager of Fidelity® Intermediate Bond Fund, which he has managed since 2017. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.
Rob Galusza is Co-Portfolio Manager of Fidelity® Intermediate Bond Fund, which he has managed since 2009. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.
Julian Potenza is Co-Portfolio Manager of Fidelity® Intermediate Bond Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.
The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
The group fee rate(s) for August 2023 and the annual individual fund fee rate(s) are reflected in the table below:
Fund	Group Fee Rate	Individual Fund Fee Rate
Fidelity® Intermediate Bond Fund	0.10%	0.20%
The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended August 31, 2023, for the fund is shown in the following table. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
Fund	Total Management Fee Rate
Fidelity® Intermediate Bond Fund	0.30%
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2023.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution

FDC distributes the fund's shares.
Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares.
These payments are described in more detail in this section and in the SAI.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity® Intermediate Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.09	$11.24	$11.58	$11.16	$10.58
Income from Investment Operations
Net investment income (loss) A,B	.277	.180	.199	.267	.292
Net realized and unrealized gain (loss)	(.205)	(1.134)	(.102)	.413	.560
Total from investment operations	.072	(.954)	.097	.680	.852
Distributions from net investment income	(.272)	(.173)	(.196)	(.260)	(.272)
Distributions from net realized gain	-	(.023)	(.241)	-	-
Total distributions	(.272)	(.196)	(.437)	(.260)	(.272)
Net asset value, end of period	$9.89	$10.09	$11.24	$11.58	$11.16
Total Return C	.74%	(8.57)%	.86%	6.18%	8.18%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.79%	1.69%	1.76%	2.37%	2.72%
Supplemental Data
Net assets, end of period (in millions)	$2,789	$4,546	$3,914	$2,958	$2,717
Portfolio turnover rate F	64% G	80%	102%	99%	34%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Intermediate Government/Credit Bond Index is a market value-weighted index of investment-grade fixed-rate debt securities with maturities from one up to (but not including) ten years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.704234.128	IBF-PRO-1023

Fund/Ticker
Fidelity® SAI Low Duration Income Fund/FZOLX
Fidelity® SAI Short-Term Bond Fund/FZOMX
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® SAI Low Duration Income Fund
Fidelity® SAI Short-Term Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Fidelity® SAI Low Duration Income Fund
Investment Objective
Fidelity® SAI Low Duration Income Fund seeks to obtain a high level of current income consistent with preservation of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.20% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Total annual operating expenses	0.21%
Fee waiver and/or expense reimbursement	0.01% B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.20%
AAdjusted to reflect current fees.
BFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.20% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$20
3 years	$66
5 years	$117
10 years	$266

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Normally maintaining a duration of 1 year or less.
  Managing the fund to have similar overall interest rate risk to the Bloomberg US Treasury Bill: 6-9 Months Index.
  Normally maintaining a dollar-weighted average maturity of two years or less.
  Allocating assets across different market sectors and maturities.
  Investing more than 25% of total assets in the financial services industries.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Financial Services Concentration.
Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2021	2022
-0.01%	0.73%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.02%	December 31, 2022
Lowest Quarter Return	-0.53%	March 31, 2022
Year-to-Date Return	3.95%	September 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2022	Past 1 year	Life of fund A
Fidelity® SAI Low Duration Income Fund
Return Before Taxes	0.73%	0.37%
Return After Taxes on Distributions	0.10%	0.06%
Return After Taxes on Distributions and Sale of Fund Shares	0.43%	0.15%
Bloomberg US Treasury Bill: 6-9 Months Index (reflects no deduction for fees, expenses, or taxes)	0.15%	0.11%

AFrom September 15, 2020.

Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
David DeBiase (Co-Portfolio Manager) has managed the fund since 2020.
Rob Galusza (Co-Portfolio Manager) has managed the fund since 2020.
Julian Potenza (Co-Portfolio Manager) has managed the fund since 2020.
Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary
Fund:
Fidelity® SAI Short-Term Bond Fund

Investment Objective

Fidelity® SAI Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.20% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Total annual operating expenses	0.21%
AAdjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$22
3 years	$68
5 years	$118
10 years	$268

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2021	2022
-0.65%	-3.47%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.09%	December 31, 2022
Lowest Quarter Return	-2.51%	March 31, 2022
Year-to-Date Return	2.37%	September 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2022	Past 1 year	Life of fund A
Fidelity® SAI Short-Term Bond Fund
Return Before Taxes	-3.47%	-1.61%
Return After Taxes on Distributions	-3.87%	-1.89%
Return After Taxes on Distributions and Sale of Fund Shares	-2.06%	-1.34%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	-3.69%	-1.74%

AFrom September 15, 2020.

Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
David DeBiase (Co-Portfolio Manager) has managed the fund since 2020.
Rob Galusza (Co-Portfolio Manager) has managed the fund since 2020.
Julian Potenza (Co-Portfolio Manager) has managed the fund since 2020.
Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Fidelity® SAI Low Duration Income Fund seeks to obtain a high level of current income consistent with preservation of capital.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
The fund normally maintains a duration of 1 year or less. Duration is a measure of a bond's price sensitivity to a change in interest rates. For example, if a bond has a 1-year duration and interest rates rise 1%, the bond's value is likely to fall about 1%. Similarly, if a bond fund has a 1-year duration and interest rates rise 1%, the fund's value is likely to fall about 1%.
The Adviser uses the Bloomberg US Treasury Bill: 6-9 Months Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
In addition, the fund normally maintains a dollar-weighted average maturity of two years or less. As of August 31, 2023, the fund's dollar-weighted average maturity was approximately 0.8 years and the index's dollar-weighted average maturity was approximately 0.6 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.
The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
The Adviser will invest more than 25% of the fund's total assets in the financial services industries.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Investment Objective
Fidelity® SAI Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
The Adviser uses the Bloomberg U.S. 1-3 Year Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of August 31, 2023, the fund's dollar-weighted average maturity was approximately 2 years and the index's dollar-weighted average maturity was approximately 2 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.
The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Principal Investment Risks
Many factors affect each fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. A fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in a fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.
The following factors can significantly affect a fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Financial Services Concentration. Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers' securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Non-Fundamental Investment Policies
Each fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® SAI Low Duration Income Fund normally invests at least 80% of its assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
Fidelity® SAI Short-Term Bond Fund normally invests at least 80% of its assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
Valuing Shares

Each fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV each business day as of the times noted in the table below. Each fund's assets normally are valued as of this time for the purpose of computing NAV.
Fund	NAV Calculation Times (Eastern Time)
Fidelity® SAI Low Duration Income Fund	4:00 p.m.
Fidelity® SAI Short-Term Bond Fund	4:00 p.m.
NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
Shares are offered exclusively to certain clients of the Adviser or its affiliates. If you are not currently a client in a discretionary investment program offered by the Adviser or its affiliates, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the Statement of Additional Information (SAI).
A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in each fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and each fund accommodates frequent trading.
Each fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. Each fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Each fund has no exchange privilege with any other fund.
There is no minimum balance or purchase minimum for fund shares.
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Shares are generally available only to investors residing in the United States.
Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
When you terminate your relationship with the Adviser, or one of its affiliates, your shares may be sold at the NAV next calculated, in which case proceeds from such redemption would be sent to you.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
If applicable, orders by funds of funds for which the Adviser or its affiliates serve as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
Policies Concerning the Redemption of Fund Shares
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
Each fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® SAI Low Duration Income Fund	Declares daily and pays monthly
Fidelity® SAI Short-Term Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity® SAI Low Duration Income Fund	October, December
Fidelity® SAI Short-Term Bond Fund	October, December
Earning Dividends
A fund processes purchase and redemption requests only on days it is open for business.
Shares generally begin to earn dividends on the first business day following the day of purchase.
Shares generally earn dividends until, but not including, the next business day following the day of redemption.
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because a fund's income is primarily derived from interest, dividends from a fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.
For each fund, if you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is each fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund.
Portfolio Manager(s)
David DeBiase is Co-Portfolio Manager of each fund, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.
Rob Galusza is Co-Portfolio Manager of each fund, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.
Julian Potenza is Co-Portfolio Manager of each fund, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
Each fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
For Fidelity® SAI Low Duration Income Fund, the total management fee for the fiscal year ended August 31, 2023, was 0.25% of the fund's average net assets. On April 1, 2023, Fidelity® SAI Low Duration Income Fund's annual management fee rate has been reduced to 0.20% of its average net assets.
For Fidelity® SAI Short-Term Bond Fund, the total management fee for the fiscal year ended August 31, 2023, was 0.25% of the fund's average net assets. On April 1, 2023, the Adviser replaced Fidelity® SAI Short-Term Bond Fund's management fee, which consisted of a group fee rate component plus an individual fee rate, with a flat rate. Effective April 1, 2023, Fidelity® SAI Short-Term Bond Fund's annual management fee rate has been reduced to 0.20% of its average net assets.
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's semi-annual report for the fiscal period ended February 28, 2023 and in each fund's annual report for the fiscal period ended August 31, 2023.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution

FDC distributes each fund's shares.
Distribution and Service Plan(s)
Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.
Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork®.
If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to, or to buy shares of the funds from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP (for Fidelity® SAI Low Duration Income Fund) and PricewaterhouseCoopers LLP (for Fidelity® SAI Short-Term Bond Fund), independent registered public accounting firms, whose reports, along with fund financial statements, are included in the annual report. Annual reports are available for free upon request.

Fidelity® SAI Low Duration Income Fund

Years ended August 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$9.91	$10.01	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.426	.063	.016
Net realized and unrealized gain (loss)	.016	(.102)	.007
Total from investment operations	.442	(.039)	.023
Distributions from net investment income	(.342)	(.059)	(.013)
Distributions from net realized gain	-	(.002)	-
Total distributions	(.342)	(.061)	(.013)
Net asset value, end of period	$10.01	$9.91	$10.01
Total Return D,E	4.54%	(.38)%	.23%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.26%	.30%	.34% H
Expenses net of fee waivers, if any	.21%	.22%	.22% H
Expenses net of all reductions	.21%	.22%	.22% H
Net investment income (loss)	4.30%	.63%	.17% H
Supplemental Data
Net assets, end of period (000 omitted)	$6,265,416	$4,176,846	$4,227,685
Portfolio turnover rate I	46%	59%	15% H,J

AFor the period September 15, 2020 (commencement of operations) through August 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® SAI Short-Term Bond Fund

Years ended August 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$9.55	$10.01	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.312	.075	.047
Net realized and unrealized gain (loss)	(.105)	(.475)	.007
Total from investment operations	.207	(.400)	.054
Distributions from net investment income	(.237)	(.056)	(.044)
Distributions from net realized gain	-	(.004)	-
Total distributions	(.237)	(.060)	(.044)
Net asset value, end of period	$9.52	$9.55	$10.01
Total Return D,E	2.20%	(4.01)%	.54%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.26%	.31%	.34% H
Expenses net of fee waivers, if any	.26%	.30%	.34% H
Expenses net of all reductions	.26%	.30%	.34% H
Net investment income (loss)	3.30%	.77%	.49% H
Supplemental Data
Net assets, end of period (000 omitted)	$3,202,289	$1,843,086	$1,845,225
Portfolio turnover rate I	55%	74%	70% J,K

AFor the period September 15, 2020 (commencement of operations) through August 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount not annualized.

Additional Index Information

Bloomberg U.S. 1-3 Year Government/Credit Bond Index is a market value-weighted index of investment-grade fixed-rate debt securities with maturities from one to three years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate indexes.
Bloomberg US Treasury Bill: 6-9 Months Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities between six and nine months.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9899551.104	SST-LDI-PRO-1023

Fidelity Flex® Funds

Fund/Ticker
Fidelity Flex® Conservative Income Bond Fund/FJTDX
Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity Flex® Conservative Income Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares (for Retirement Plans Only)
Rollover IRAs (for Retirement Plans Only)
Account Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Fidelity Flex® Conservative Income Bond Fund
Investment Objective
Fidelity Flex® Conservative Income Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.00%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.02%
Total annual operating expenses	0.02% A
Fee waiver and/or expense reimbursement	0.02% B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.00%
AThe fund is available only to certain fee-based accounts and advisory programs offered by Fidelity. Advisory account clients, retirement plans, plan sponsors and/or plan participants typically pay an advisory fee that generally covers investment advisory and administrative services.
BFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent proxy and shareholder meeting expenses exceed 0.003% of the fund's average net assets. This arrangement will remain in effect through December 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees paid at the fee-based account or plan level. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$4
5 years	$9
10 years	$23

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities.
  Potentially entering into reverse repurchase agreements.
  Investing up to 5% of assets in lower quality investment-grade securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 3-6 Month Treasury Bill Index.
  Normally maintaining a dollar-weighted average maturity of 0.75 years or less.
  Normally investing in fixed rate securities with a maximum maturity of two years or less and floating rate securities with a maximum maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing more than 25% of total assets in the financial services industries.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Financial Services Concentration.
Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
The performance shown does not reflect the impact of any fees paid at the fee-based account or plan level.
Visit www.401k.com and log in or www.fidelity.com for more recent performance information.
Year-by-Year Returns
2019	2020	2021	2022
3.20%	1.35%	0.25%	1.47%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.75%	June 30, 2020
Lowest Quarter Return	-0.79%	March 31, 2020
Year-to-Date Return	4.07%	September 30, 2023
Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2022	Past 1 year	Life of fund A
Fidelity Flex® Conservative Income Bond Fund
Return Before Taxes	1.47%	1.62%
Return After Taxes on Distributions	0.70%	0.93%
Return After Taxes on Distributions and Sale of Fund Shares	0.86%	0.94%
Bloomberg U.S. 3-6 Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.31%	1.29%

AFrom May 31, 2018.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Rob Galusza (Co-Portfolio Manager) has managed the fund since 2018.
Julian Potenza (Co-Portfolio Manager) has managed the fund since 2018.
Maura Walsh (Co-Portfolio Manager) has managed the fund since 2018.
David DeBiase (Co-Portfolio Manager) has managed the fund since 2020.
Purchase and Sale of Shares
Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity. Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity.
You may buy or sell shares in various ways:
Internet
Plan Accounts:	All Other Accounts:
www.401k.com	www.fidelity.com
Phone
Plan Accounts:
For Individual Accounts (investing through a retirement plan sponsor or other institution), refer to your plan materials or contact that institution directly.
For Retirement Plan Level Accounts:
Corporate Clients 1-800-962-1375
"Not for Profit" Clients 1-800-343-0860
All Other Accounts:
1-800-544-3455
Mail (Plan Accounts Only)
Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015
TDD - Service for the Deaf and Hearing Impaired
1-800-544-0118
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Currently, the Board of Trustees of the fund has not authorized such payments for shares of the fund. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details
Investment Objective
Fidelity Flex® Conservative Income Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities. The Adviser also may enter into reverse repurchase agreements for the fund.
The Adviser may invest up to 5% of the fund's assets in lower quality investment-grade securities.
The Adviser manages the fund to have similar overall interest rate risk to the Bloomberg U.S. 3-6 Month Treasury Bill Index.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
In addition, the fund normally maintains a dollar-weighted average maturity of 0.75 years or less. As of August 31, 2023, the fund's dollar-weighted average maturity was approximately 0.5 years and the index's dollar-weighted average maturity was approximately 0.4 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.
The Adviser normally invests the fund's assets in fixed rate securities with a maximum maturity of two years or less and floating rate securities with a maximum maturity of three years or less.
The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
The Adviser will invest more than 25% of the fund's total assets in the financial services industries.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities, securities issued by U.S. entities with substantial foreign operations, and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Financial Services Concentration. Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers' securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.
Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may invest the fund's assets in debt securities by investing in other funds.
The Adviser may also engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund's derivative investments may include futures contracts (both long and short positions) on securities and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity Flex® Conservative Income Bond Fund normally invests at least 80% of its assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities.
Valuing Shares
The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Ways to Invest
Shares can be purchased only through certain fee-based accounts and advisory programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.
Information on Placing Orders
Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.
Frequent Purchases and Redemptions
The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
The fund generally invests in liquid money market and short-duration debt securities and the Adviser anticipates that shareholders may purchase and sell shares of the fund frequently. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund has no limit on purchase or exchange transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.
The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity.
Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:
  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain fee-based accounts and advisory programs offered by Fidelity.
A fund typically expects to pay redemption proceeds on the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account adviser or retirement plan sponsor is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction. Withdrawing your investment could have tax consequences for you.
Exchanging Shares (for Retirement Plans Only)
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
Shares may be exchanged into shares of any Fidelity Flex® fund available through your plan.
However, you should note the following policies and restrictions governing exchanges:
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
The fund may terminate or modify exchange privileges in the future.
Rollover IRAs (for Retirement Plans Only)
Shares of the fund are not available to IRA rollover accounts. When your relationship with your retirement plan sponsor is terminated, your shares may be sold at the NAV next calculated. Withdrawing your investment could have tax consequences for you.
Account Policies
The following apply to you as a shareholder.
Statements that Fidelity sends to you, if applicable, include the following:
  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).
You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.
Fidelity may charge a fee for certain services, such as providing historical account documents.
Dividends and Capital Gain Distributions
The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity Flex® Conservative Income Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity Flex® Conservative Income Bond Fund	October, December
Earning Dividends
The fund processes purchase and redemption requests only on days it is open for business.
Shares generally begin to earn dividends on the first business day following the day of purchase.
Shares generally earn dividends until, but not including, the next business day following the day of redemption.
Exchange requests will be processed only when both funds are open for business.
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences
As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
For accounts other than tax-advantaged retirement plan accounts, distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes. For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them.
If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes (for non-retirement accounts). A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them. Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.
Fund Services
Fund Management
The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
David DeBiase is Co-Portfolio Manager of Fidelity Flex® Conservative Income Bond Fund, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.
Rob Galusza is Co-Portfolio Manager of Fidelity Flex® Conservative Income Bond Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.
Julian Potenza is Co-Portfolio Manager of Fidelity Flex® Conservative Income Bond Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.
Maura Walsh is Co-Portfolio Manager of Fidelity Flex® Conservative Income Bond Fund, which she has managed since 2018. She also manages other funds. Since joining Fidelity Investments in 1995, Ms. Walsh has worked as a trader and portfolio manager.
The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund does not pay a management fee to the Adviser.
The fund is available through certain fee-based accounts and advisory programs offered by the Adviser's affiliates. The Adviser is compensated for its services out of such fees.
The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with limited exceptions.
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2023 and in the fund's annual report for the fiscal period ended August 31, 2023.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution
FDC distributes the fund's shares.
Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares.
These payments are described in more detail in this section and in the SAI.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has not authorized such payments for shares of the fund.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Flex® Conservative Income Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.97	$10.03	$10.04	$10.01	$10.02
Income from Investment Operations
Net investment income (loss) A,B	.458	.083	.053	.169	.275
Net realized and unrealized gain (loss)	.015	(.062)	(.006)	.039	.002
Total from investment operations	.473	.021	.047	.208	.277
Distributions from net investment income	(.453)	(.080)	(.055)	(.178)	(.287)
Distributions from net realized gain	-	(.001)	(.002)	-	-
Total distributions	(.453)	(.081)	(.057)	(.178)	(.287)
Net asset value, end of period	$9.99	$9.97	$10.03	$10.04	$10.01
Total Return C	4.84%	.22%	.47%	2.10%	2.80%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.02%	-% F	-% F	-% F	-% F
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	4.60%	.83%	.53%	1.69%	2.76%
Supplemental Data
Net assets, end of period (000 omitted)	$338,021	$269,089	$212,866	$123,307	$75,592
Portfolio turnover rate G	55%	60%	40%	44%	12%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Additional Index Information
Bloomberg U.S. 3-6 Month Treasury Bill Index is a market capitalization-weighted index of investment-grade, fixed-rate public obligations of the U.S. Treasury with remaining maturities from 3 up to (but not including) 6 months, excluding zero coupon strips.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants). In addition, you may visit the web site at www.fidelity.com (for managed account clients) or www.401k.com (for retirement plan participants) for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9887604.107	ZCI-PRO-1023

Fund/Ticker
Fidelity® SAI Sustainable Core Plus Bond Fund/FIABX
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® SAI Sustainable Core Plus Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Fidelity® SAI Sustainable Core Plus Bond Fund
Investment Objective
Fidelity® SAI Sustainable Core Plus Bond Fund seeks a high level of current income.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.66%
Total annual operating expenses	0.96%
Fee waiver and/or expense reimbursement	0.60% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.36%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$37
3 years	$225
5 years	$452
10 years	$1,104

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 274% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in debt securities of all types that Fidelity Management & Research Company LLC (FMR) (the Adviser) believes have positive environmental, social and governance (ESG) characteristics and repurchase agreements for those securities.
  Evaluating each security in which the fund invests using both a traditional bond credit, structure and relative value analysis and a consideration of the Adviser's judgment about the security's ESG characteristics. When assessing a security's ESG characteristics and its eligibility for purchase, the Adviser considers the following, where available: (i) the sustainability practices of the security's issuer or sponsor, as applicable (each, an "issuer"), based on an evaluation of such issuer's individual ESG profile; (ii) ESG factors related to the security's underlying pool of assets; and (iii) any third-party designation as a green, sustainable or sustainability-linked bond. A security's positive ESG characteristics can be determined under any of those three factors.
  Using the Adviser's proprietary ESG ratings process to evaluate the current state of an issuer's sustainability practices using a data-driven framework that includes both proprietary and third-party data, and also provide a qualitative forward-looking assessment of an issuer's sustainability outlook provided by the Adviser's fundamental research analysts and ESG team.
  The Adviser's ESG ratings of issuers are derived from multiple factors, including an issuer's environmental profile, which may include, but is not limited to, carbon and toxic emissions, water management, waste management, vulnerability to the physical impacts of climate change, and research and investment into products, services, and energies that reduce emissions and/or provide opportunities to transition to less carbon-intensive products or operations. An assessment of an issuer's social profile includes, but is not limited to, its approach to diversity and inclusion, human capital management, data privacy, product safety and human rights. With respect to governance, the independence and diversity of an issuer's board, its compensation practices and board oversight of critical ESG issues are considered as part of the assessment. These factors are weighted based on how material the Adviser believes each factor is to an issuer's financial outlook, and not all factors may be applicable to all issuers. Issuers with an above average ESG rating as determined by the Adviser are considered to have positive ESG characteristics and well-managed ESG risks.
  Investing in debt securities of issuers that the Adviser believes deliver tangible environmental or social impact through core business operations. An assessment of the impact characteristics of an issuer may involve corporate engagement and an analysis of issuer alignment with the United Nations Sustainable Development Goals using qualitative analysis as well as proprietary or third-party data. For example, issuers that provide access to clean water, education, or clean energy through their core business may be considered to deliver tangible impact.
  When evaluating securitized debt securities (including mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities), generally considering the issuer's ESG rating along with ESG factors related to the underlying pool of assets, such as energy efficiency and environmental impact of the underlying assets; providing access to affordable housing or opportunities for first time home ownership; and compliance with fair lending laws.
  In addition to its focus on debt securities with positive ESG characteristics, analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency, and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Allocating assets across investment-grade, high yield, and emerging market debt securities. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Investing up to 20% of assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Managing the fund to have similar overall interest rate risk to the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index.
  Investing in domestic and foreign issuers.
  Allocating assets across different asset classes, market sectors, and maturities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Employing sustainable investing exclusion criteria to avoid investments in issuers that are directly engaged in, and/or derive significant revenue from, certain industries. Please see "Fund Basics - Investment Details - Sustainable Investing Exclusions" for additional information.
Principal Investment Risks
  Sustainability Risk.
Application of Fidelity Management & Research Company LLC's (FMR) (the Adviser) environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to the fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. When evaluating an issuer, the Adviser is dependent on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Foreign exchange rates also can be extremely volatile.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Management Risk.
The Adviser's application of the fund's strategy criteria may not achieve its intended results. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. FMR Investment Management (UK) Limited and other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Celso Munoz (Co-Lead Portfolio Manager) has managed the fund since 2022.
Ford O'Neil (Co-Lead Portfolio Manager) has managed the fund since 2022.
Franco Castagliuolo (Co-Portfolio Manager) has managed the fund since 2022.
Michael Cheng (Co-Portfolio Manager) has managed the fund since 2022.
Michael Foggin (Co-Portfolio Manager) has managed the fund since 2022.
Michael Plage (Co-Portfolio Manager) has managed the fund since 2022.
Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Fidelity® SAI Sustainable Core Plus Bond Fund seeks a high level of current income.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in debt securities of all types that the Adviser believes have positive ESG characteristics and repurchase agreements for those securities.
The Adviser evaluates each security in which the fund invests using both a traditional bond credit, structure and relative value analysis and a consideration of the Adviser's judgment about the security's ESG characteristics. When assessing a security's ESG characteristics and its eligibility for purchase, the Adviser considers the following, where available: (i) the sustainability practices of the security's issuer or sponsor, as applicable (each, an "issuer"), based on an evaluation of such issuer's individual ESG profile; (ii) ESG factors related to the security's underlying pool of assets; and (iii) any third-party designation as a green, sustainable or sustainability-linked bond. A security's positive ESG characteristics can be determined under any of those three factors.
The Adviser's proprietary ESG ratings process is designed to evaluate an issuer's current and future ESG positioning relative to its peers. The process has two components. One component evaluates the current state of an issuer's sustainability practices using a data-driven framework that includes proprietary and third-party (such as CDP, Institutional Shareholder Services, and MSCI) data. The other component involves a qualitative forward-looking assessment of an issuer's sustainability outlook provided by the Adviser's fundamental research analysts and ESG team. This qualitative assessment is based on criteria including, but not limited to, the issuer's public sustainability disclosure, the issuer's systems and policies regarding sustainability, and issuer engagement on sustainability issues and opportunities.
The Adviser's ESG ratings of issuers are derived from multiple factors, including an issuer's environmental profile, which may include, but is not limited to, carbon and toxic emissions, water management, waste management, vulnerability to the physical impacts of climate change, and research and investment into products, services, and energies that reduce emissions and/or provide opportunities to transition to less carbon-intensive products or operations. An assessment of an issuer's social profile includes, but is not limited to, its approach to diversity and inclusion, human capital management, data privacy, product safety and human rights. With respect to governance, the independence and diversity of an issuer's board, its compensation practices and board oversight of critical ESG issues are considered as part of the assessment. These factors are weighted based on how material the Adviser believes each factor is to an issuer's financial outlook, and not all factors may be applicable to all issuers. Based on this process, the Adviser will assign ratings for an issuer's overall ESG performance. Issuers with an above average ESG rating as determined by the Adviser are considered to have positive ESG characteristics and well-managed ESG risks.
The fund may also invest in debt securities of issuers that the Adviser believes deliver tangible environmental or social impact through core business operations. An assessment of the impact characteristics of an issuer may involve corporate engagement and an analysis of issuer alignment with the United Nations Sustainable Development Goals using qualitative analysis as well as proprietary or third-party data. For example, issuers that provide access to clean water, education, or clean energy through their core business may be considered to deliver tangible impact.
When evaluating securitized debt securities (including mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities), the Adviser generally considers the issuer's ESG rating along with ESG factors related to the underlying pool of assets, such as energy efficiency and environmental impact of the underlying assets; providing access to affordable housing or opportunities for first time home ownership; and compliance with fair lending laws.
In addition to its focus on debt securities with positive ESG characteristics, the Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
The Adviser allocates the fund's assets across investment-grade, high yield, and emerging market debt securities. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. The Adviser may invest up to 20% of the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
The Adviser uses the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, currency, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), forwards, and futures contracts (both long and short positions) on securities, other instruments, indexes, or currencies. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, currency, or index.
The Adviser allocates the fund's assets among different asset classes using the composition of the index as a guide, and among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
In selecting foreign securities, the Adviser's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. The Adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.
To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection). Currency-related derivatives, in particular, include foreign exchange (FX) transactions such as spot FX trades, FX forwards, non-deliverable forwards, and cross-currency FX trades.
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Sustainable Investing Exclusions
As part of its investment approach, the fund also applies broad criteria ("exclusion criteria") that seek to exclude issuers that are directly engaged in, and/or derive significant revenue from, certain industries or product lines. At present, these include: civilian semi-automatic firearms; tobacco production, or bonds issued against the proceeds of tobacco settlements; for-profit prisons; controversial weapons (e.g., cluster munitions, land mines, biological/chemical weapons, blinding lasers, and incendiary weapons); and coal production and/or mining.
In determining whether an issuer is directly engaged in, and/or derives significant revenue from a particular industry or product line, the fund may use revenue thresholds (e.g., issuers that derive more than 5% of revenue from tobacco production) and/or categorical exclusions (e.g., issuers that derive any revenue from the operation of private prisons or issuers that are classified within the coal production or mining industries), depending on the industry or product line, based generally on data provided by one or more third-party vendor(s). The Adviser, in its sole discretion, retains the right not to use data provided by third-party vendors where it deems the data not representative of an issuer's current business operations. In such cases, or where data on specific issuers may not be available from third-party vendors, the Adviser may make reasonable estimates or otherwise exercise its discretion.
The fund's exclusion criteria may be updated periodically to, among other things, add or remove certain industries or product lines from the screening process, revise the revenue thresholds and categorical exclusions applicable to such activities, or change particular industries or product lines from a categorical exclusion to a revenue threshold, or vice versa. Once the Adviser determines that an issuer is not subject to the fund's exclusion criteria, the Adviser then employs the sustainability strategy discussed above. In addition, the fund may invest in third-party investment products (e.g., mutual funds, ETFs, and/or index futures) that apply different or no exclusion criteria or sustainable investment strategies.
The implementation of the sustainability strategy (or strategies) is conducted alongside traditional fundamental, bottom-up financial analysis of individual issuers, using traditional fundamental metrics and/or traditional quantitative metrics. The Adviser may also engage in dialogues with the issuer's management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and sustainability analysis. In addition, the fund may invest in an issuer prior to completion of the sustainability analysis or without engaging with the issuer's management.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Sustainability Risk. Application of FMR's ESG ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to the fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. Socially responsible norms differ by country and region, and an issuer's ESG factors or the Adviser's assessment of such may change over time. A fund may invest in issuers that do not reflect the beliefs and values of any particular investor. When conducting the ESG ratings process of an issuer or compiling and maintaining the sustainable investing exclusion list, the Adviser may rely on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices with respect to ESG or to incorrectly include or exclude an issuer on or from its sustainable investing exclusion list. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may change without notice. A fund's investments in certain issuers may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.
Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
High Portfolio Turnover. The fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of the fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect the fund's performance.
Management Risk. The Adviser's application of the fund's strategy criteria may not achieve its intended results. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® SAI Sustainable Core Plus Bond Fund normally invests at least 80% of its assets in debt securities of all types that the Adviser believes have positive ESG characteristics and repurchase agreements for those securities.
Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
Shares are offered exclusively to certain clients of the Adviser or its affiliates. If you are not currently a client in a discretionary investment program offered by the Adviser or its affiliates, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the Statement of Additional Information (SAI).
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
The fund has no exchange privilege with any other fund.
There is no minimum balance or purchase minimum for fund shares.
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Shares are generally available only to investors residing in the United States.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
When you terminate your relationship with the Adviser, or one of its affiliates, your shares may be sold at the NAV next calculated, in which case proceeds from such redemption would be sent to you.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
If applicable, orders by funds of funds for which the Adviser or its affiliates serve as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
Policies Concerning the Redemption of Fund Shares
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® SAI Sustainable Core Plus Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity® SAI Sustainable Core Plus Bond Fund	October, December
Earning Dividends
The fund processes purchase and redemption requests only on days it is open for business.
Shares generally begin to earn dividends on the first business day following the day of purchase.
Shares generally earn dividends until, but not including, the next business day following the day of redemption.
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
Celso Munoz is Co-Lead Portfolio Manager of Fidelity® SAI Sustainable Core Plus Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Munoz has worked as a research analyst and portfolio manager.
Ford O'Neil is Co-Lead Portfolio Manager of Fidelity® SAI Sustainable Core Plus Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 1989, Mr. O'Neil has worked as a research analyst and portfolio manager.
Franco Castagliuolo is Co-Portfolio Manager of Fidelity® SAI Sustainable Core Plus Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 1996, Mr. Castagliuolo has worked as a research associate and portfolio manager.
Michael Cheng is Co-Portfolio Manager of Fidelity® SAI Sustainable Core Plus Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Cheng has worked as a quantitative analyst and portfolio manager.
Michael Foggin is Co-Portfolio Manager of Fidelity® SAI Sustainable Core Plus Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Foggin has worked as a portfolio manager.
Michael Plage is Co-Portfolio Manager of Fidelity® SAI Sustainable Core Plus Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
The group fee rate(s) for August 2023 and the annual individual fund fee rate(s) are reflected in the table below:
Fund	Group Fee Rate	Individual Fund Fee Rate
Fidelity® SAI Sustainable Core Plus Bond Fund	0.10%	0.20%
The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended August 31, 2023, for the fund is shown in the following table. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
Fund	Total Management Fee Rate
Fidelity® SAI Sustainable Core Plus Bond Fund	0.30%
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended August 31, 2022.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork®.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity® SAI Sustainable Core Plus Bond Fund

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.50	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.374	.107
Net realized and unrealized gain (loss)	(.412)	(.519)
Total from investment operations	(.038)	(.412)
Distributions from net investment income	(.362)	(.088)
Total distributions	(.362)	(.088)
Net asset value, end of period	$9.10	$9.50
Total Return D,E	(.37)%	(4.13)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.96%	.94% H,I
Expenses net of fee waivers, if any	.36%	.36% I
Expenses net of all reductions	.35%	.36% I
Net investment income (loss)	4.06%	2.85% I
Supplemental Data
Net assets, end of period (000 omitted)	$33,762	$24,303
Portfolio turnover rate J	274%	124% K

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Additional Index Information

Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index is composed of U.S. dollar denominated, investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, and follows the rules of the Bloomberg U.S. Aggregate Bond Index. MSCI ESG Research applies additional sector and ESG criteria for security eligibility in the index and adjusts the sector weights of the index to match the exposures of the Bloomberg U.S. Aggregate Bond Index. Companies showing involvement above certain thresholds in adult entertainment, alcohol, gambling, tobacco, military weapons, civilian firearms, nuclear power, and genetically modified organisms are excluded. The index is rebalanced monthly.
Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9904891.102	SSU-PRO-1023

Fidelity® Short-Term Bond Fund
Class/Ticker
Fidelity Advisor® Short-Term Bond Fund
A/FBNAX M/FBNTX C/FANCX I/FBNIX Z/FIKTX
Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Short-Term Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Converting Shares
Exchanging Shares
Rollover IRAs
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information
Sales Charge Waiver Policies Applied by Certain Intermediaries

Fund Summary
Fund/Class:
Fidelity® Short-Term Bond Fund
/Fidelity Advisor® Short-Term Bond Fund A, M, C, I, Z
Investment Objective
Fidelity® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 33 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of the prospectus.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class M	Class C	Class I	Class Z
Maximum sales charge (load) on purchases (as a % of offering price)	1.50%	1.50%	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None A	None B	1.00% C	None	None

APurchases of $250,000 or more will not be subject to a front-end sales charge, but may be subject to a 0.50% contingent deferred sales charge (CDSC) if the intermediary firm has elected an upfront finder's fee at the time the shares are purchased, or a 0.75% CDSC if the shares purchased are recordkept in a Fidelity Advisor® 401(k) Retirement Plan.
BPurchases of $250,000 or more will not be subject to a front-end sales charge but may be subject to a 0.25% CDSC if a finder's fee is paid at the time the shares are purchased.
COn Class C shares redeemed less than one year after purchase.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Class A	Class M	Class C	Class I	Class Z
Management fee	0.20% A	0.20% A	0.20% A	0.20% A	0.20% A
Distribution and/or Service (12b-1) fees	0.15%	0.15%	1.00%	None	None
Other expenses	0.15% A	0.16% A	0.16% A	0.15% A	0.05% A
Total annual operating expenses	0.50%	0.51%	1.36%	0.35%	0.25%
Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%	0.05% B	0.00%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.50%	0.51%	1.36%	0.30%	0.25%
AAdjusted to reflect current fees.
BFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its respective average net assets, exceed 0.30% (the Expense Cap). If at any time during the current fiscal year expenses for Class I of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$200	$200	$201	$201	$238	$138	$31	$31	$26	$26
3 years	$308	$308	$311	$311	$431	$431	$106	$106	$80	$80
5 years	$425	$425	$431	$431	$745	$745	$190	$190	$141	$141
10 years	$769	$769	$781	$781	$1,399	$1,399	$437	$437	$318	$318

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's Central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit institutional.fidelity.com for more recent performance information.
Year-by-Year Returns
The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.
2017	2018	2019	2020	2021	2022
0.95%	0.99%	3.99%	3.62%	-0.93%	-3.80%

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	2.93%	June 30, 2020
Lowest Quarter Return	-2.66%	March 31, 2022
Year-to-Date Return	2.28%	September 30, 2023
Average Annual Returns
Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2022	Past 1 year	Past 5 years	Life of class
Class A - Return Before Taxes	-5.24%	0.43%	0.43%A
Return After Taxes on Distributions	-5.58%	-0.20%	-0.15%A
- Return After Taxes on Distributions and Sale of Fund Shares	-3.10%	0.08%	0.09%A
Class M - Return Before Taxes	-5.25%	0.42%	0.42%B
Class C - Return Before Taxes	-5.57%	-0.13%	-0.20%C
Class I - Return Before Taxes	-3.66%	0.88%	0.81%D
Class Z - Return Before Taxes	-3.53%	-	1.05%E
Bloomberg U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	-3.69%	0.92%	0.80%

AFrom July 12, 2016.
BFrom July 12, 2016.
CFrom July 12, 2016.
DFrom July 12, 2016.
EFrom October 2, 2018.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Rob Galusza (Co-Portfolio Manager) has managed the fund since 2007.
Julian Potenza (Co-Portfolio Manager) has managed the fund since 2017.
David DeBiase (Co-Portfolio Manager) has managed the fund since 2019.
Purchase and Sale of Shares
You may buy or sell shares through a retirement account or through an investment professional.
You may buy or sell shares in various ways:
Internet
institutional.fidelity.com
Phone
To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015
Class I and Class Z eligibility requirements are listed in the "Additional Information about the Purchase and Sale of Shares" section of the prospectus.
The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver.
The price to buy one share of Class C, Class I, or Class Z is its NAV.
Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.
The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC.
The price to sell one share of Class I or Class Z is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details
Investment Objective
Fidelity® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
The Adviser uses the Bloomberg U.S. 1-3 Year Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of August 31, 2023, the fund's dollar-weighted average maturity was approximately 2 years and the index's dollar-weighted average maturity was approximately 2 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.
The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
The Adviser uses Central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a Central fund that buys bonds. Fidelity does not charge any additional management fees for Central funds.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of the fund's assets invested in the Central funds will be based upon the investment results of those funds.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher quality debt securities.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies
The following is fundamental, that is, subject to change only by shareholder approval:
Fidelity® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® Short-Term Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.
Valuing Shares
The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Ways to Invest
You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional. Your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.
Information on Placing Orders
You should include the following information with any order:
  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares
Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.
Frequent Purchases and Redemptions
The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.
Excessive Trading Policy
The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.
Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.
Exceptions
The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of funds, or other strategy funds.
A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.
A qualified fund of funds is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of funds level, or demonstrates that the fund of funds has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.
Fidelity may choose not to monitor transactions below certain dollar value thresholds.
Omnibus Accounts
Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.
Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.
If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.
Retirement Plans
For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.
Other Information about the Excessive Trading Policy
The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.
The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.
As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.
Additional Information Regarding Class I Eligibility
Class I shares generally are offered to:
1. Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans generally include profit sharing, 401(k), 403(b), 457(b), defined benefit, retiree health savings plans, and similar plans, but generally do not include: retail retirement or non-retirement accounts; Individual Retirement Accounts (IRAs) (such as traditional, Roth, SEP, SARSEP, and SIMPLE IRAs); Coverdell Education Savings Accounts; individual 403(b) accounts that are not part of an employer's 403(b) plan; plans investing through the Fidelity Advisor® 403(b) program; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or qualified tuition programs;
2. Insurance company separate accounts;
3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;
4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;
5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;
6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;
7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;
8. Employer-sponsored health savings accounts investing through an intermediary;
9. Former Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds;
10. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class I shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker; and
11. Investors whose account is no longer associated with a financial intermediary and whose shares were exchanged by Fidelity from Class A, Class M, or Class C of the fund to Class I shares of the same fund; only in certain employee benefit plan accounts may such investors add to their position in Class I.
Investors may be able to purchase Class I in other circumstances. Please contact Fidelity or your investment professional for more information about Class I shares.
Additional Information Regarding Class Z Eligibility
Class Z shares generally are offered to:
1. Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans generally include profit sharing, 401(k), 403(b), 457(b), defined benefit, retiree health savings plans, and similar plans, but generally do not include: retail retirement or non-retirement accounts; Individual Retirement Accounts (IRAs) (such as traditional, Roth, SEP, SARSEP, and SIMPLE IRAs); Coverdell Education Savings Accounts; individual 403(b) accounts that are not part of an employer's 403(b) plan; plans investing through the Fidelity Advisor® 403(b) program; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or qualified tuition programs;
2. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;
3. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class Z shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker;
4. Mutual funds dedicated for use in Fidelity's managed account programs, and investment vehicles dedicated for use by the Fidelity Investments Charitable Gift Fund, for which Fidelity serves as investment manager; and
5. Employee benefit plans sponsored by FMR LLC or an affiliate.
Investors may be able to purchase Class Z in other circumstances. Please contact Fidelity or your investment professional for more information about Class Z shares.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.
The price to buy one share of Class C, Class I, or Class Z is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I and Class Z shares are sold without a sales charge.
If you pay a front-end sales charge, your price will be Class A's or Class M's offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class M's NAV.
The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class M's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.
The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.
Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I or Class Z is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:
  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  If you sell shares of Fidelity® Short-Term Bond Fund by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Class Z: When your relationship with your managed account provider is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction.
Policies Concerning the Redemption of Fund Shares
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
Converting Shares

The fund will automatically convert your class of shares of the fund to Class Z shares, if Class Z of the fund is available under your plan.
The fund may convert your Class Z shares to another class of shares of the fund, including classes of shares not offered in this prospectus that are available under your plan, if your plan is no longer eligible to offer Class Z. Information on the other classes of shares of the fund can be found in that class's prospectus. Investors will be notified in writing before any such conversion to another class.
A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.
Conversion Feature. After a maximum of eight years from the initial date of purchase, Class C shares convert automatically to Class A shares of a fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class C shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class C non-Dividend Shares to your total Class C non-Dividend Shares. A fund may convert shares sooner in certain circumstances. A shorter holding period may also apply depending on your intermediary. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of this prospectus.
Exchanging Shares
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.
As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Advisor M Class shares of Fidelity® Government Money Market Fund. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.
As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.
As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.
As a Class Z shareholder, you have the privilege of exchanging Class Z shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or Class Z shares of other Fidelity® funds available through your employee benefit plan, or if the Fidelity® fund does not offer Class Z shares, then other classes of the Fidelity® fund that are available through your plan.
Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the Statement of Additional Information (SAI) or consult your investment professional.
However, you should note the following policies and restrictions governing exchanges:
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  An exchange of shares is not subject to any applicable CDSCs.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you if you own shares in a taxable account.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
The fund may terminate or modify exchange privileges in the future.
Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.
Rollover IRAs
Class Z shares generally are not available to IRA rollover accounts. Assets from retirement plans may be invested in other class(es) of shares of the fund through an IRA rollover, including class(es) of shares not offered in this prospectus. Each class of the fund has different expenses and features and may have higher expenses than Class Z shares. Information on the other class(es) of shares of the fund, including any class expenses and features, can be found in the applicable class's prospectus.
Please contact your investment professional for more information.
Account Features and Policies
Features
The following features may be available to buy and sell shares of the fund. Visit institutional.fidelity.com or contact your investment professional for more information.
Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

  To transfer money between a bank account and your fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of shares.
  Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and your fund account.
Automatic Transactions: periodic (automatic) transactions

  To make contributions from your fund account to your Fidelity Advisor® IRA.

  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Checkwriting
To sell shares from your account (only if checkwriting was set up on your account prior to July 31, 2004).
Policies
The following apply to you as a shareholder.
Statements that Fidelity sends to you, if applicable, include the following:
  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).
Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.
You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.
Fidelity may charge a fee for certain services, such as providing historical account documents.
Dividends and Capital Gain Distributions
The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® Short-Term Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity® Short-Term Bond Fund	October, December
Earning Dividends
The fund processes purchase and redemption requests only on days it is open for business.
When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.
Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.
Exchange requests will be processed only when both funds are open for business.
Distribution Options
When you open an account, specify how you want to receive your distributions. The following distribution options are available:
  1. Reinvestment Option.
Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.
  2. Income-Earned Option.
Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.
  3. Cash Option.
Any dividends and capital gain distributions will be paid in cash.
  4. Directed Dividends® Option.
Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact Fidelity or your investment professional directly.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
Any dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.
Tax Consequences
As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity® fund that offers Advisor classes of shares or shares of Fidelity® funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.
Fund Services
Fund Management
The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
David DeBiase is Co-Portfolio Manager of Fidelity® Short-Term Bond Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.
Rob Galusza is Co-Portfolio Manager of Fidelity® Short-Term Bond Fund, which he has managed since 2007. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.
Julian Potenza is Co-Portfolio Manager of Fidelity® Short-Term Bond Fund, which he has managed since 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The total management fee for the fund for the fiscal year ended August 31, 2023, was 0.26% of the fund's average net assets. On April 1, 2023, the Adviser replaced the fund's management fee, which consisted of a group fee rate component plus an individual fee rate, with a flat rate. Effective April 1, 2023, the fund's annual management fee rate has been reduced to 0.20% of its average net assets.
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2023 and in the fund's annual report for the fiscal period ended August 31, 2023.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution
The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.
FDC distributes Class A, Class M, Class C, Class I, and Class Z shares.
Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares, including compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses for Class Z shares.
This may take the form of (as applicable):
  Sales charges and concessions (not applicable to Class I and Class Z shares).
  Distribution and/or service (12b-1) fees (not applicable to Class I and Class Z shares).
  Finder's fees (not applicable to Class C, Class I, and Class Z shares).
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.
These payments are described in more detail in this section and in the SAI.
Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.
You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.
FDC collects the sales charge.
As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a fund or through an intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC (back-end) waivers. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of the prospectus. In all instances, it is the purchaser's responsibility to notify a fund or the purchaser's intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from a fund or through another intermediary to receive these waivers or discounts.
The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.
Sales Charges and Concessions - Class A
Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $250,000(b)	1.50%	1.52%	1.25%
$250,000 or more	None	None	finders fee(c)
(a) The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
(b) Purchases of $10.00 or less will not pay a sales charge.
(c) Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."
Investments in Class A shares of $250,000 or more may, upon redemption less than nine months after purchase, for any reason, be assessed a CDSC of 0.50% (shares with respect to which a 0.50% finder's fee is paid at the time of purchase) or 0.75% (shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan). The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.
Sales Charges and Concessions - Class M
Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $250,000(b)	1.50%	1.52%	1.25%
$250,000 or more	None	None	0.25%(c)
(a) The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
(b) Purchases of $10.00 or less will not pay a sales charge.
(c) Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."
Investments in Class M shares of $250,000 or more may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 0.25% if a finder's fee is paid at the time the shares are purchased. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Advisor M Class shares of Fidelity® Government Money Market Fund, your Class M shares retain the CDSC schedule in effect when they were originally bought.
Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.
Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).
Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Purchases may be aggregated across multiple intermediaries on the same day for the purpose of qualifying for the Combined Purchase program.
Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. Purchases and holdings may be aggregated across multiple intermediaries for the purpose of qualifying for the Rights of Accumulation program.
Letter of Intent. You may receive a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. Purchases may be aggregated across multiple intermediaries for the purpose of qualifying for the Letter of Intent program. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.
Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.
Class C shares may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
Investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. A concession will not apply to Class C shares acquired through reinvestment of dividends or capital gain distributions.
The CDSC, if any, for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time, provided that Class A shares not subject to a CDSC will be redeemed before Class A shares subject to a CDSC, even if the Class A shares subject to a CDSC have been held longer.
A front-end sales charge will not apply to the following Class A or Class M shares:
  1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.
  2. Purchased for an insurance company separate account.
  3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.
  4. Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.
  5. Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.
  6. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.
  7. Purchased to repay a loan against Class A or Class M shares held in the investor's Fidelity Advisor® 403(b) program.
  8. Purchased for an employer-sponsored health savings account.
  9. (Applicable only to Class A) Purchased by a former Destiny® Planholder in a Fidelity Advisor® account that was converted directly from a Destiny® Plan account after September 30, 2008. This waiver shall apply as long as the ownership of the Fidelity Advisor® account does not change. If the Fidelity Advisor® account is no longer directly held at Fidelity, your intermediary may be able to apply the waiver, assuming the stated conditions are met. Please contact your investment professional for more information.
  10. Purchased for a mutual fund only brokerage platform that charges a platform entrance fee and where the distributor has agreed with the broker to participate in such platform.
Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class M's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's and Class M's front-end sales charge on purchases of $10.00 or less.
The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):
  1. For disability or death.
  2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) in accordance with required minimum distributions as mandated by the Internal Revenue Code and related regulations.
  3. For required minimum distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) as mandated by the Internal Revenue Code and related regulations.
  4. Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.
  5. (Applicable to Class A and Class M only) Held by insurance company separate accounts.
  6. (Applicable to Class A and Class M only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).
  7. (Applicable to Class A and Class M only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).
  8. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.
To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.
You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.
Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.
Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $250,000 or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.50% of the purchase amount. Such Class A purchases may be subject, upon redemption, to a CDSC of 0.50% if redeemed less than nine months after purchase for any reason, and the actual CDSC you pay may be higher or lower than the stated percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.
Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $250,000; a trade for an investor with an accumulated account value of $250,000 or more; and an incremental trade toward an investor's Letter.
Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.
Finder's fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.
Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee.
Finder's Fees (Fidelity Advisor® 401(k) Retirement Plans only). Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. For Class A conversions to a Fidelity Advisor® 401(k) Retirement Plan, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million but less than $4 million, 0.50% of the purchase amount for purchases of $4 million but less than $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. When a finder's fee is paid, the investment professional concession as a percentage of the offering price is paid at a blended rate. Such Class A purchases may be subject, upon redemption, to a CDSC of 0.75% if redeemed less than 18 months after purchase. For Class M conversions of $1 million or more to a Fidelity Advisor® 401(k) Retirement Plan, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount. Such Class M purchases may be subject, upon redemption, to a CDSC of 0.25% if redeemed less than one year after purchase. Such Class A and Class M purchases may be subject to a CDSC upon redemption for any reason, and the actual CDSC you pay may be higher or lower than the stated percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
Investment professionals should contact Fidelity for more information.
Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.
You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.
Distribution and Service Plan(s)
Class A of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A of the fund may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.
In addition, pursuant to each Class A plan, Class A of the fund is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Class A of the fund may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A currently pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 (service) fee rate may be increased only when the Trustees believe it is in the best interests of Class A shareholders to do so.
Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.
For purchases of Class A shares on which a finder's fee is paid to intermediaries, after the first nine months of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.
Class M has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Class M currently pays this monthly 12b-1 (service) fee at an annual rate of 0.15% of its average net assets throughout the month.
FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.
Class C of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.
In addition, pursuant to the Class C plan, Class C of the fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.
Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.
For purchases of Class C shares made through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.
Any fees paid out of Class A's, Class M's, and Class C's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.
In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class M, and Class C.
Each of Class I and Class Z of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class I and Class Z.
If payments made by the Adviser to FDC or to intermediaries under Class I's and Class Z's Distribution and Service Plan were considered to be paid out of Class I's and Class Z's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Advisor® Short-Term Bond Fund Class A

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.73	$8.89	$8.72	$8.53
Income from Investment Operations
Net investment income (loss) A,B	.199	.061	.082	.153	.178
Net realized and unrealized gain (loss)	(.027)	(.441)	(.065)	.168	.171
Total from investment operations	.172	(.380)	.017	.321	.349
Distributions from net investment income	(.172)	(.054)	(.118)	(.151)	(.159)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.172)	(.080)	(.177)	(.151)	(.159)
Net asset value, end of period	$8.27	$8.27	$8.73	$8.89	$8.72
Total Return C,D	2.10%	(4.38)%	.20%	3.73%	4.13%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.59%	.65%	.65%	.65%	.65%
Expenses net of fee waivers, if any	.59%	.65%	.65%	.65%	.65%
Expenses net of all reductions	.59%	.65%	.65%	.65%	.65%
Net investment income (loss)	2.41%	.72%	.93%	1.75%	2.08%
Supplemental Data
Net assets, end of period (in millions)	$190	$225	$234	$222	$175
Portfolio turnover rate G	49%	52%	64% H	67% H	46%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Short-Term Bond Fund Class M

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.73	$8.89	$8.72	$8.53
Income from Investment Operations
Net investment income (loss) A,B	.198	.060	.082	.152	.177
Net realized and unrealized gain (loss)	(.027)	(.441)	(.065)	.169	.171
Total from investment operations	.171	(.381)	.017	.321	.348
Distributions from net investment income	(.171)	(.053)	(.118)	(.151)	(.158)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.171)	(.079)	(.177)	(.151)	(.158)
Net asset value, end of period	$8.27	$8.27	$8.73	$8.89	$8.72
Total Return C,D	2.09%	(4.39)%	.19%	3.72%	4.12%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.60%	.65%	.65%	.66%	.67%
Expenses net of fee waivers, if any	.60%	.65%	.65%	.66%	.67%
Expenses net of all reductions	.60%	.65%	.65%	.66%	.67%
Net investment income (loss)	2.40%	.71%	.93%	1.74%	2.06%
Supplemental Data
Net assets, end of period (in millions)	$50	$57	$67	$73	$71
Portfolio turnover rate G	49%	52%	64% H	67% H	46%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Short-Term Bond Fund Class C

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.24	$8.72	$8.88	$8.72	$8.52
Income from Investment Operations
Net investment income (loss) A,B	.127	(.012)	.007	.078	.104
Net realized and unrealized gain (loss)	(.027)	(.437)	(.058)	.158	.181
Total from investment operations	.100	(.449)	(.051)	.236	.285
Distributions from net investment income	(.100)	(.005)	(.050)	(.076)	(.085)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.100)	(.031)	(.109)	(.076)	(.085)
Net asset value, end of period	$8.24	$8.24	$8.72	$8.88	$8.72
Total Return C,D	1.23%	(5.17)%	(.58)%	2.73%	3.36%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.45%	1.51%	1.51%	1.51%	1.51%
Expenses net of fee waivers, if any	1.45%	1.51%	1.51%	1.51%	1.51%
Expenses net of all reductions	1.45%	1.51%	1.51%	1.51%	1.51%
Net investment income (loss)	1.55%	(.15)%	.08%	.89%	1.20%
Supplemental Data
Net assets, end of period (in millions)	$29	$27	$33	$43	$33
Portfolio turnover rate G	49%	52%	64% H	67% H	46%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Short-Term Bond Fund Class I

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.73	$8.89	$8.72	$8.53
Income from Investment Operations
Net investment income (loss) A,B	.212	.073	.095	.166	.191
Net realized and unrealized gain (loss)	(.026)	(.441)	(.065)	.168	.171
Total from investment operations	.186	(.368)	.030	.334	.362
Distributions from net investment income	(.186)	(.066)	(.131)	(.164)	(.172)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.186)	(.092)	(.190)	(.164)	(.172)
Net asset value, end of period	$8.27	$8.27	$8.73	$8.89	$8.72
Total Return C	2.28%	(4.24)%	.34%	3.88%	4.29%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.44%	.50%	.50%	.50%	.51%
Expenses net of fee waivers, if any	.42%	.50%	.50%	.50%	.51%
Expenses net of all reductions	.42%	.50%	.50%	.50%	.51%
Net investment income (loss)	2.57%	.86%	1.08%	1.89%	2.22%
Supplemental Data
Net assets, end of period (in millions)	$215	$253	$269	$291	$334
Portfolio turnover rate F	49%	52%	64% G	67% G	46%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Short-Term Bond Fund Class Z

Years ended August 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.73	$8.88	$8.72	$8.51
Income from Investment Operations
Net investment income (loss) B,C	.221	.085	.107	.178	.190
Net realized and unrealized gain (loss)	(.027)	(.441)	(.055)	.159	.189
Total from investment operations	.194	(.356)	.052	.337	.379
Distributions from net investment income	(.194)	(.078)	(.143)	(.177)	(.169)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.194)	(.104)	(.202)	(.177)	(.169)
Net asset value, end of period	$8.27	$8.27	$8.73	$8.88	$8.72
Total Return D,E	2.38%	(4.10)%	.60%	3.91%	4.50%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.34%	.40%	.40%	.40%	.40% H
Expenses net of fee waivers, if any	.31%	.36%	.36%	.36%	.36% H
Expenses net of all reductions	.31%	.36%	.36%	.36%	.36% H
Net investment income (loss)	2.68%	1.00%	1.22%	2.04%	2.43% H
Supplemental Data
Net assets, end of period (in millions)	$193	$146	$155	$118	$116
Portfolio turnover rate I	49%	52%	64% J	67% J	46%

AFor the period October 2, 2018 (commencement of sale of shares) through August 31, 2019.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns for periods of less than one year are not annualized.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JPortfolio turnover rate excludes securities received or delivered in-kind.
Additional Index Information
Bloomberg U.S. 1-3 Year Government/Credit Bond Index is a market value-weighted index of investment-grade fixed-rate debt securities with maturities from one to three years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate indexes.
Sales Charge Waiver Policies Applied by Certain Intermediaries
Ameriprise
The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
  Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
D.A. Davidson & Co. (D.A. Davidson)
Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or a fund's SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
  A shareholder in the fund's Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson's policies and procedures.
CDSC Waivers on Class A and Class C Shares available at D.A. Davidson
  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in a fund's prospectus.
  Return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent
  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Edward D. Jones & Co., L.P. ("Edward Jones")
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation ("ROA"):
  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
  The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent ("LOI"):
  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers:
Sales charges are waived for the following shareholders and in the following situations:
  Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
  Shares purchased in an Edward Jones fee-based program.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
CDSC Waivers:
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
  The death or disability of the shareholder.
  Systematic withdrawals with up to 10% per year of the account value.
  Return of excess contributions from an Individual Retirement Account (IRA).
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
  Shares exchanged in an Edward Jones fee-based program.
  Shares acquired through NAV reinstatement.
  Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts:
  Initial purchase minimum: $250
  Subsequent purchase minimum: none
Minimum Balances:
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
  A fee-based account held on an Edward Jones platform
  A 529 account held on an Edward Jones platform
  An account with an active systematic investment plan or LOI
Exchanging Share Classes:
  At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott LLC (Janney)
If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney:
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
  Shares acquired through a right of reinstatement.
  Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.
CDSC waivers on Class A and C shares available at Janney:
  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
  Shares sold in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
  Shares acquired through a right of reinstatement.
  Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent:
  Breakpoints as described in the fund's prospectus.
  Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an "initial sales charge."
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAIs.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
  Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.
  Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
  Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
  Shares purchased through rights of reinstatement.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
  A shareholder in the fund's Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
  Shares purchased in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
  Breakpoints as described in the prospectus.
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch
Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch:
  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
  Shares purchased through a Merrill Lynch affiliated investment advisory program
  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
  Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus
  Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement
CDSC Waivers on A, B, and C Shares Available at Merrill Lynch:
  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
  Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Front-end Load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
  Breakpoints as described in this prospectus
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley
Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge
  Your financial intermediary, on your behalf, can also convert Class M shares to Class A shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.
E*TRADE Front-End Sales Charge Waiver
Shareholders purchasing fund shares through an E*TRADE self-directed brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.
Oppenheimer & Co. (OPCO)
Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO:
  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by or through a 529 Plan
  Shares purchased through an OPCO affiliated investment advisory program
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).
  A shareholder in the fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
  Employees and registered representatives of OPCO or its affiliates and their family members
  Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO:
  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
  Shares acquired through a right of reinstatement
Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent:
  Breakpoints as described in this prospectus.
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
PFS Investments Inc. (PFSI)
Policies Regarding Fund Purchases Held on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (PSS). Clients of PFSI (also referred to as "shareholders") purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform PFSI at the time of a purchase of all holdings of Fidelity Advisor® funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
  Class A shares are available to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
  Class C shares are available only to accounts with existing Class C share holdings.
Breakpoints
  Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (ROA)
  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Fidelity Advisor® funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Fidelity Advisor® fund purchased with a sales charge. No shares of Fidelity Advisor® funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Fidelity Advisor® fund purchased on the PSS platform.
  Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (PDP) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder-level grouping, which allows the plan account of the electing employee ROA with his/her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.
  ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (LOI)
  By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make on the PSS platform over a 13-month period, beginning from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.
  Only holdings of Fidelity Advisor® funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.
  Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.
  If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations on the PSS platform:
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
  Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.
  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
Raymond James &  Associates, Inc., Raymond James Financial Services, Inc. and Each Entity's Affiliates (Raymond James)
Intermediary-Defined Sales Charge Waiver Policies:
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James:
  Shares purchased in an investment advisory program.
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James:
  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.
  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
  Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent:
  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. (Baird)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird:
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
  Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
  Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
  A shareholder in a fund's C Shares will have their shares converted at NAV to A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on A and C shares Available at Baird:
  Shares sold due to death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in a fund's prospectus
  Shares sold due to returns of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
  Shares sold to pay Baird fees but only if the transaction is initiated by Baird
  Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:
  Breakpoints as described in this prospectus
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fidelity Advisor® funds held by accounts within the purchaser's household at Baird. Eligible Fidelity Advisor® funds not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Fidelity Advisor® funds through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (Stifel)
Front-end Sales Load Waiver on Class A Shares:
Shareholders who purchase fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Stifel.
US Bancorp Investments, Inc. (USBI)
Front-end Sales Load Waiver on Class A Shares:
Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, including shares in an omnibus account, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9870262.109	ASTP-PRO-1023

Fidelity® Investment Grade Bond Fund
Class/Ticker
Fidelity Advisor® Investment Grade Bond Fund
A/FGBAX M/FGBTX C/FGBCX I/FGBPX Z/FIKQX
Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Investment Grade Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Converting Shares
Exchanging Shares
Rollover IRAs
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information
Sales Charge Waiver Policies Applied by Certain Intermediaries

Fund Summary
Fund/Class:
Fidelity® Investment Grade Bond Fund
/Fidelity Advisor® Investment Grade Bond Fund A, M, C, I, Z
Investment Objective
Fidelity® Investment Grade Bond Fund seeks a high level of current income.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 34 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of the prospectus.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class M	Class C	Class I	Class Z
Maximum sales charge (load) on purchases (as a % of offering price)	4.00%	4.00%	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None A	None A	1.00% B	None	None

A>Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 0.75% and 0.25%, respectively.
BOn Class C shares redeemed less than one year after purchase.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Class A	Class M	Class C	Class I	Class Z
Management fee	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None
Other expenses	0.21%	0.20%	0.23%	0.20%	0.10%
Total annual operating expenses	0.76%	0.75%	1.53%	0.50%	0.40%
Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%	0.00%	0.04% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.76%	0.75%	1.53%	0.50%	0.36%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for Class Z of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$475	$475	$474	$474	$256	$156	$51	$51	$37	$37
3 years	$633	$633	$630	$630	$483	$483	$160	$160	$123	$123
5 years	$805	$805	$800	$800	$834	$834	$280	$280	$219	$219
10 years	$1,305	$1,305	$1,293	$1,293	$1,616	$1,616	$628	$628	$500	$500

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 131% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's Central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit institutional.fidelity.com for more recent performance information.
Year-by-Year Returns
The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.
2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
-2.06%	5.34%	-1.89%	5.14%	3.45%	-0.55%	9.33%	9.58%	-1.19%	-13.64%

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	5.52%	June 30, 2020
Lowest Quarter Return	-5.86%	March 31, 2022
Year-to-Date Return	-0.61%	September 30, 2023
Average Annual Returns
Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A - Return Before Taxes	-17.10%	-0.48%	0.72%
Return After Taxes on Distributions	-17.85%	-1.51%	-0.26%
- Return After Taxes on Distributions and Sale of Fund Shares	-10.11%	-0.75%	0.14%
Class M - Return Before Taxes	-17.19%	-0.51%	0.71%
Class C - Return Before Taxes	-15.14%	-0.46%	0.52%
Class I - Return Before Taxes	-13.51%	0.57%	1.40%
Class Z - Return Before Taxes	-13.39%	1.15% A	-
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.02%	1.06%

AFrom October 2, 2018.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Jeff Moore (Co-Portfolio Manager) has managed the fund since 2004.
Michael Plage (Co-Portfolio Manager) has managed the fund since 2016.
Sean Corcoran (Co-Portfolio Manager) has managed the fund since 2022.
Purchase and Sale of Shares
You may buy or sell shares through a retirement account or through an investment professional.
You may buy or sell shares in various ways:
Internet
institutional.fidelity.com
Phone
To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015
Class I and Class Z eligibility requirements are listed in the "Additional Information about the Purchase and Sale of Shares" section of the prospectus.
The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver.
The price to buy one share of Class C, Class I, or Class Z is its NAV.
Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.
The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC).
The price to sell one share of Class I or Class Z is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details
Investment Objective
Fidelity® Investment Grade Bond Fund seeks a high level of current income.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
The Adviser uses the Bloomberg U.S. Aggregate Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
The Adviser may invest up to 10% of the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
The Adviser uses Central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a Central fund that buys bonds. Fidelity does not charge any additional management fees for Central funds.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Shareholders should be aware that investments made by the fund and results achieved by the fund at any given time are not expected to be the same as those made by other funds for which the Adviser or an affiliate acts as manager, including funds with names, investment objectives, and policies that are similar to the fund.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of the fund's assets invested in the Central funds will be based upon the investment results of those funds.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes.
Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
High Portfolio Turnover. The fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of the fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect the fund's performance.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies
The following is fundamental, that is, subject to change only by shareholder approval:
Fidelity® Investment Grade Bond Fund seeks a high level of current income.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® Investment Grade Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.
Valuing Shares
The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Ways to Invest
You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional. Your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.
Information on Placing Orders
You should include the following information with any order:
  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares
Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.
Frequent Purchases and Redemptions
The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.
Excessive Trading Policy
The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.
Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.
Exceptions
The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of funds, or other strategy funds.
A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.
A qualified fund of funds is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of funds level, or demonstrates that the fund of funds has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.
Fidelity may choose not to monitor transactions below certain dollar value thresholds.
Omnibus Accounts
Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.
Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.
If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.
Retirement Plans
For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.
Other Information about the Excessive Trading Policy
The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.
The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.
As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.
Additional Information Regarding Class I Eligibility
Class I shares generally are offered to:
1. Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans generally include profit sharing, 401(k), 403(b), 457(b), defined benefit, retiree health savings plans, and similar plans, but generally do not include: retail retirement or non-retirement accounts; Individual Retirement Accounts (IRAs) (such as traditional, Roth, SEP, SARSEP, and SIMPLE IRAs); Coverdell Education Savings Accounts; individual 403(b) accounts that are not part of an employer's 403(b) plan; plans investing through the Fidelity Advisor® 403(b) program; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or qualified tuition programs;
2. Insurance company separate accounts;
3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;
4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;
5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;
6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;
7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;
8. Employer-sponsored health savings accounts investing through an intermediary;
9. Former Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds;
10. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class I shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker; and
11. Investors whose account is no longer associated with a financial intermediary and whose shares were exchanged by Fidelity from Class A, Class M, or Class C of the fund to Class I shares of the same fund; only in certain employee benefit plan accounts may such investors add to their position in Class I.
Investors may be able to purchase Class I in other circumstances. Please contact Fidelity or your investment professional for more information about Class I shares.
Additional Information Regarding Class Z Eligibility
Class Z shares generally are offered to:
1. Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans generally include profit sharing, 401(k), 403(b), 457(b), defined benefit, retiree health savings plans, and similar plans, but generally do not include: retail retirement or non-retirement accounts; Individual Retirement Accounts (IRAs) (such as traditional, Roth, SEP, SARSEP, and SIMPLE IRAs); Coverdell Education Savings Accounts; individual 403(b) accounts that are not part of an employer's 403(b) plan; plans investing through the Fidelity Advisor® 403(b) program; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or qualified tuition programs;
2. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;
3. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class Z shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker;
4. Mutual funds dedicated for use in Fidelity's managed account programs, and investment vehicles dedicated for use by the Fidelity Investments Charitable Gift Fund, for which Fidelity serves as investment manager; and
5. Employee benefit plans sponsored by FMR LLC or an affiliate.
Investors may be able to purchase Class Z in other circumstances. Please contact Fidelity or your investment professional for more information about Class Z shares.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.
The price to buy one share of Class C, Class I, or Class Z is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I and Class Z shares are sold without a sales charge.
If you pay a front-end sales charge, your price will be Class A's or Class M's offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class M's NAV.
The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class M's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.
The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.
Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I or Class Z is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:
  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Class Z: When your relationship with your managed account provider is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction.
Policies Concerning the Redemption of Fund Shares
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
Converting Shares

The fund will automatically convert your class of shares of the fund to Class Z shares, if Class Z of the fund is available under your plan.
The fund may convert your Class Z shares to another class of shares of the fund, including classes of shares not offered in this prospectus that are available under your plan, if your plan is no longer eligible to offer Class Z. Information on the other classes of shares of the fund can be found in that class's prospectus. Investors will be notified in writing before any such conversion to another class.
A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.
Conversion Feature. After a maximum of eight years from the initial date of purchase, Class C shares convert automatically to Class A shares of a fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class C shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class C non-Dividend Shares to your total Class C non-Dividend Shares. A fund may convert shares sooner in certain circumstances. A shorter holding period may also apply depending on your intermediary. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of this prospectus.
Exchanging Shares
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.
As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Advisor M Class shares of Fidelity® Government Money Market Fund. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.
As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.
As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.
As a Class Z shareholder, you have the privilege of exchanging Class Z shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or Class Z shares of other Fidelity® funds available through your employee benefit plan, or if the Fidelity® fund does not offer Class Z shares, then other classes of the Fidelity® fund that are available through your plan.
Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the Statement of Additional Information (SAI) or consult your investment professional.
However, you should note the following policies and restrictions governing exchanges:
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  An exchange of shares is not subject to any applicable CDSCs.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you if you own shares in a taxable account.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
The fund may terminate or modify exchange privileges in the future.
Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.
Rollover IRAs
Class Z shares generally are not available to IRA rollover accounts. Assets from retirement plans may be invested in other class(es) of shares of the fund through an IRA rollover, including class(es) of shares not offered in this prospectus. Each class of the fund has different expenses and features and may have higher expenses than Class Z shares. Information on the other class(es) of shares of the fund, including any class expenses and features, can be found in the applicable class's prospectus.
Please contact your investment professional for more information.
Account Features and Policies
Features
The following features may be available to buy and sell shares of the fund. Visit institutional.fidelity.com or contact your investment professional for more information.
Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

  To transfer money between a bank account and your fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of shares.
  Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and your fund account.
Automatic Transactions: periodic (automatic) transactions

  To make contributions from your fund account to your Fidelity Advisor® IRA.

  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Policies
The following apply to you as a shareholder.
Statements that Fidelity sends to you, if applicable, include the following:
  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).
Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.
You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.
Fidelity may charge a fee for certain services, such as providing historical account documents.
Dividends and Capital Gain Distributions
The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® Investment Grade Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity® Investment Grade Bond Fund	October, December
Earning Dividends
The fund processes purchase and redemption requests only on days it is open for business.
When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.
Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.
Exchange requests will be processed only when both funds are open for business.
Distribution Options
When you open an account, specify how you want to receive your distributions. The following distribution options are available:
  1. Reinvestment Option.
Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.
  2. Income-Earned Option.
Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.
  3. Cash Option.
Any dividends and capital gain distributions will be paid in cash.
  4. Directed Dividends® Option.
Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact Fidelity or your investment professional directly.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
Any dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.
Tax Consequences
As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity® fund that offers Advisor classes of shares or shares of Fidelity® funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.
Fund Services
Fund Management
The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
Sean Corcoran is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Corcoran has worked as a research analyst and portfolio manager.
Jeff Moore is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund, which he has managed since 2004. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Moore has worked as a research analyst and portfolio manager.
Michael Plage is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund, which he has managed since 2016. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
The group fee rate(s) for August 2023 and the annual individual fund fee rate(s) are reflected in the table below:
Fund	Group Fee Rate	Individual Fund Fee Rate
Fidelity® Investment Grade Bond Fund	0.10%	0.20%
The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended August 31, 2023, for the fund is shown in the following table. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
Fund	Total Management Fee Rate
Fidelity® Investment Grade Bond Fund	0.30%
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2023.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution
The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.
FDC distributes Class A, Class M, Class C, Class I, and Class Z shares.
Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares, including compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses for Class Z shares.
This may take the form of (as applicable):
  Sales charges and concessions (not applicable to Class I and Class Z shares).
  Distribution and/or service (12b-1) fees (not applicable to Class I and Class Z shares).
  Finder's fees (not applicable to Class C, Class I, and Class Z shares).
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.
These payments are described in more detail in this section and in the SAI.
Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.
You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.
FDC collects the sales charge.
As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a fund or through an intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC (back-end) waivers. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of the prospectus. In all instances, it is the purchaser's responsibility to notify a fund or the purchaser's intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from a fund or through another intermediary to receive these waivers or discounts.
The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.
Sales Charges and Concessions - Class A
Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 but less than $4,000,000	None	None	0.75%(c)
$4,000,000 but less than $25,000,000	None	None	0.50%(c)
$25,000,000 or more	None	None	0.25%(c)
(a) The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
(b) Purchases of $10.00 or less will not pay a sales charge.
(c) Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."
Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, be assessed a CDSC of 0.75%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.
Sales Charges and Concessions - Class M
Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 or more	None	None	0.25%(c)
(a) The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
(b) Purchases of $10.00 or less will not pay a sales charge.
(c) Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."
Investments in Class M shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Advisor M Class shares of Fidelity® Government Money Market Fund, your Class M shares retain the CDSC schedule in effect when they were originally bought.
Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.
Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).
Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Purchases may be aggregated across multiple intermediaries on the same day for the purpose of qualifying for the Combined Purchase program.
Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. Purchases and holdings may be aggregated across multiple intermediaries for the purpose of qualifying for the Rights of Accumulation program.
Letter of Intent. You may receive a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. Purchases may be aggregated across multiple intermediaries for the purpose of qualifying for the Letter of Intent program. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.
Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.
Class C shares may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.
Investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. A concession will not apply to Class C shares acquired through reinvestment of dividends or capital gain distributions.
The CDSC for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.
A front-end sales charge will not apply to the following Class A or Class M shares:
  1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.
  2. Purchased for an insurance company separate account.
  3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.
  4. Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.
  5. Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.
  6. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.
  7. Purchased to repay a loan against Class A or Class M shares held in the investor's Fidelity Advisor® 403(b) program.
  8. Purchased for an employer-sponsored health savings account.
  9. (Applicable only to Class A) Purchased by a former Destiny® Planholder in a Fidelity Advisor® account that was converted directly from a Destiny® Plan account after September 30, 2008. This waiver shall apply as long as the ownership of the Fidelity Advisor® account does not change. If the Fidelity Advisor® account is no longer directly held at Fidelity, your intermediary may be able to apply the waiver, assuming the stated conditions are met. Please contact your investment professional for more information.
  10. Purchased for a mutual fund only brokerage platform that charges a platform entrance fee and where the distributor has agreed with the broker to participate in such platform.
Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class M's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's and Class M's front-end sales charge on purchases of $10.00 or less.
The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):
  1. For disability or death.
  2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) in accordance with required minimum distributions as mandated by the Internal Revenue Code and related regulations.
  3. For required minimum distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) as mandated by the Internal Revenue Code and related regulations.
  4. Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.
  5. (Applicable to Class A and Class M only) Held by insurance company separate accounts.
  6. (Applicable to Class A and Class M only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).
  7. (Applicable to Class A and Class M only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).
  8. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.
To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.
You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.
Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.
Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.
Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter.
Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.
Finder's fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.
Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.
Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.
You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.
Distribution and Service Plan(s)
Class A of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A of the fund may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.
In addition, pursuant to the Class A plan, Class A of the fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.
Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.
For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.
Class M of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class M shares. Class M of the fund may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class M's average net assets when the Trustees believe that it is in the best interests of Class M shareholders to do so.
In addition, pursuant to the Class M plan, Class M of the fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class M's average net assets throughout the month for providing shareholder support services.
FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.
Class C of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C of the fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C of the fund currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.
In addition, pursuant to the Class C plan, Class C of the fund pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.
Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.
For purchases of Class C shares made through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.
Any fees paid out of Class A's, Class M's, and Class C's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.
In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class M, and Class C.
Each of Class I and Class Z of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class I and Class Z.
If payments made by the Adviser to FDC or to intermediaries under Class I's and Class Z's Distribution and Service Plan were considered to be paid out of Class I's and Class Z's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Advisor® Investment Grade Bond Fund Class A

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.34	$8.48	$8.76	$8.25	$7.71
Income from Investment Operations
Net investment income (loss) A,B	.226	.140	.105	.158	.199
Net realized and unrealized gain (loss)	(.297)	(1.142)	(.031)	.518	.565
Total from investment operations	(.071)	(1.002)	.074	.676	.764
Distributions from net investment income	(.219)	(.134)	(.101)	(.166)	(.224)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.219)	(.138)	(.354)	(.166)	(.224)
Net asset value, end of period	$7.05	$7.34	$8.48	$8.76	$8.25
Total Return C,D	(.95)%	(11.91)%	.89%	8.30%	10.11%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.76%	.75%	.75%	.76%	.77%
Expenses net of fee waivers, if any	.76%	.75%	.75%	.76%	.77%
Expenses net of all reductions	.76%	.75%	.75%	.76%	.77%
Net investment income (loss)	3.17%	1.76%	1.24%	1.88%	2.55%
Supplemental Data
Net assets, end of period (in millions)	$178	$162	$209	$168	$72
Portfolio turnover rate G	131%	75%	40%	118% H	59% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Investment Grade Bond Fund Class M

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.34	$8.48	$8.77	$8.26	$7.72
Income from Investment Operations
Net investment income (loss) A,B	.226	.140	.106	.158	.199
Net realized and unrealized gain (loss)	(.296)	(1.142)	(.041)	.519	.564
Total from investment operations	(.070)	(1.002)	.065	.677	.763
Distributions from net investment income	(.220)	(.134)	(.102)	(.167)	(.223)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.220)	(.138)	(.355)	(.167)	(.223)
Net asset value, end of period	$7.05	$7.34	$8.48	$8.77	$8.26
Total Return C,D	(.95)%	(11.91)%	.78%	8.30%	10.09%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.75%	.75%	.74%	.75%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.74%	.75%	.77%
Expenses net of all reductions	.75%	.75%	.74%	.75%	.77%
Net investment income (loss)	3.17%	1.76%	1.25%	1.88%	2.54%
Supplemental Data
Net assets, end of period (in millions)	$29	$27	$34	$36	$22
Portfolio turnover rate G	131%	75%	40%	118% H	59% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Investment Grade Bond Fund Class C

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.35	$8.49	$8.77	$8.26	$7.72
Income from Investment Operations
Net investment income (loss) A,B	.171	.079	.040	.093	.140
Net realized and unrealized gain (loss)	(.296)	(1.142)	(.031)	.518	.564
Total from investment operations	(.125)	(1.063)	.009	.611	.704
Distributions from net investment income	(.165)	(.073)	(.036)	(.101)	(.164)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.165)	(.077)	(.289)	(.101)	(.164)
Net asset value, end of period	$7.06	$7.35	$8.49	$8.77	$8.26
Total Return C,D	(1.71)%	(12.57)%	.12%	7.46%	9.26%
Ratios to Average Net Assets A,E,F
Expenses before reductions	1.53%	1.53%	1.52%	1.53%	1.54%
Expenses net of fee waivers, if any	1.53%	1.53%	1.52%	1.53%	1.54%
Expenses net of all reductions	1.53%	1.53%	1.52%	1.53%	1.54%
Net investment income (loss)	2.39%	.99%	.47%	1.10%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$19	$22	$35	$37	$16
Portfolio turnover rate G	131%	75%	40%	118% H	59% H

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Investment Grade Bond Fund Class I

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.35	$8.49	$8.78	$8.27	$7.73
Income from Investment Operations
Net investment income (loss) A,B	.243	.161	.127	.183	.221
Net realized and unrealized gain (loss)	(.295)	(1.143)	(.041)	.517	.564
Total from investment operations	(.052)	(.982)	.086	.700	.785
Distributions from net investment income	(.238)	(.154)	(.123)	(.190)	(.245)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.238)	(.158)	(.376)	(.190)	(.245)
Net asset value, end of period	$7.06	$7.35	$8.49	$8.78	$8.27
Total Return C	(.69)%	(11.67)%	1.03%	8.58%	10.38%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.50%	.49%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.50%	.49%	.49%	.49%	.50%
Expenses net of all reductions	.50%	.49%	.49%	.49%	.50%
Net investment income (loss)	3.42%	2.02%	1.50%	2.15%	2.82%
Supplemental Data
Net assets, end of period (in millions)	$1,634	$1,194	$1,548	$1,324	$1,452
Portfolio turnover rate F	131%	75%	40%	118% G	59% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Investment Grade Bond Fund Class Z

Years ended August 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$7.36	$8.50	$8.78	$8.27	$7.68
Income from Investment Operations
Net investment income (loss) B,C	.254	.170	.138	.193	.197
Net realized and unrealized gain (loss)	(.296)	(1.141)	(.030)	.517	.629
Total from investment operations	(.042)	(.971)	.108	.710	.826
Distributions from net investment income	(.248)	(.165)	(.135)	(.200)	(.236)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.248)	(.169)	(.388)	(.200)	(.236)
Net asset value, end of period	$7.07	$7.36	$8.50	$8.78	$8.27
Total Return D,E	(.54)%	(11.53)%	1.28%	8.71%	10.97%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.40%	.40%	.40%	.40%	.40% H
Expenses net of fee waivers, if any	.36%	.36%	.36%	.36%	.36% H
Expenses net of all reductions	.36%	.36%	.36%	.36%	.36% H
Net investment income (loss)	3.56%	2.15%	1.63%	2.28%	2.83% H
Supplemental Data
Net assets, end of period (in millions)	$1,483	$1,628	$1,298	$1,142	$74
Portfolio turnover rate I	131%	75%	40%	118% J	59% J

AFor the period October 2, 2018 (commencement of sale of shares) through August 31, 2019.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JPortfolio turnover rate excludes securities received or delivered in-kind.
Additional Index Information
Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).
Sales Charge Waiver Policies Applied by Certain Intermediaries
Ameriprise
The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
  Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
D.A. Davidson & Co. (D.A. Davidson)
Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or a fund's SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
  A shareholder in the fund's Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson's policies and procedures.
CDSC Waivers on Class A and Class C Shares available at D.A. Davidson
  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in a fund's prospectus.
  Return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent
  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Edward D. Jones & Co., L.P. ("Edward Jones")
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation ("ROA"):
  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
  The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent ("LOI"):
  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers:
Sales charges are waived for the following shareholders and in the following situations:
  Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
  Shares purchased in an Edward Jones fee-based program.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
CDSC Waivers:
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
  The death or disability of the shareholder.
  Systematic withdrawals with up to 10% per year of the account value.
  Return of excess contributions from an Individual Retirement Account (IRA).
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
  Shares exchanged in an Edward Jones fee-based program.
  Shares acquired through NAV reinstatement.
  Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts:
  Initial purchase minimum: $250
  Subsequent purchase minimum: none
Minimum Balances:
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
  A fee-based account held on an Edward Jones platform
  A 529 account held on an Edward Jones platform
  An account with an active systematic investment plan or LOI
Exchanging Share Classes:
  At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott LLC (Janney)
If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney:
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
  Shares acquired through a right of reinstatement.
  Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.
CDSC waivers on Class A and C shares available at Janney:
  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
  Shares sold in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
  Shares acquired through a right of reinstatement.
  Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent:
  Breakpoints as described in the fund's prospectus.
  Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an "initial sales charge."
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAIs.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
  Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.
  Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
  Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
  Shares purchased through rights of reinstatement.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
  A shareholder in the fund's Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
  Shares purchased in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
  Breakpoints as described in the prospectus.
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch
Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch:
  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
  Shares purchased through a Merrill Lynch affiliated investment advisory program
  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
  Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus
  Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement
CDSC Waivers on A, B, and C Shares Available at Merrill Lynch:
  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
  Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Front-end Load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
  Breakpoints as described in this prospectus
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley
Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge
  Your financial intermediary, on your behalf, can also convert Class M shares to Class A shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.
E*TRADE Front-End Sales Charge Waiver
Shareholders purchasing fund shares through an E*TRADE self-directed brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.
Oppenheimer & Co. (OPCO)
Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO:
  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by or through a 529 Plan
  Shares purchased through an OPCO affiliated investment advisory program
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).
  A shareholder in the fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
  Employees and registered representatives of OPCO or its affiliates and their family members
  Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO:
  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
  Shares acquired through a right of reinstatement
Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent:
  Breakpoints as described in this prospectus.
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
PFS Investments Inc. (PFSI)
Policies Regarding Fund Purchases Held on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (PSS). Clients of PFSI (also referred to as "shareholders") purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform PFSI at the time of a purchase of all holdings of Fidelity Advisor® funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
  Class A shares are available to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
  Class C shares are available only to accounts with existing Class C share holdings.
Breakpoints
  Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (ROA)
  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Fidelity Advisor® funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Fidelity Advisor® fund purchased with a sales charge. No shares of Fidelity Advisor® funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Fidelity Advisor® fund purchased on the PSS platform.
  Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (PDP) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder-level grouping, which allows the plan account of the electing employee ROA with his/her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.
  ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (LOI)
  By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make on the PSS platform over a 13-month period, beginning from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.
  Only holdings of Fidelity Advisor® funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.
  Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.
  If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations on the PSS platform:
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
  Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.
  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
Raymond James &  Associates, Inc., Raymond James Financial Services, Inc. and Each Entity's Affiliates (Raymond James)
Intermediary-Defined Sales Charge Waiver Policies:
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James:
  Shares purchased in an investment advisory program.
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James:
  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.
  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
  Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent:
  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. (Baird)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird:
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
  Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
  Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
  A shareholder in a fund's C Shares will have their shares converted at NAV to A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on A and C shares Available at Baird:
  Shares sold due to death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in a fund's prospectus
  Shares sold due to returns of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
  Shares sold to pay Baird fees but only if the transaction is initiated by Baird
  Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:
  Breakpoints as described in this prospectus
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fidelity Advisor® funds held by accounts within the purchaser's household at Baird. Eligible Fidelity Advisor® funds not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Fidelity Advisor® funds through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (Stifel)
Front-end Sales Load Waiver on Class A Shares:
Shareholders who purchase fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Stifel.
US Bancorp Investments, Inc. (USBI)
Front-end Sales Load Waiver on Class A Shares:
Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, including shares in an omnibus account, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.766646.124	AIGB-PRO-1023

Fidelity® Investment Grade Bond Fund
Class/Ticker
Fidelity® Investment Grade Bond Fund/FBNDX
In this prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this prospectus.

Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Investment Grade Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund/Class:
Fidelity® Investment Grade Bond Fund
/Fidelity® Investment Grade Bond Fund

Investment Objective
Fidelity® Investment Grade Bond Fund seeks a high level of current income.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual operating expenses	0.45%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$46
3 years	$144
5 years	$252
10 years	$567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 131% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's Central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
-1.74%	5.81%	-1.57%	5.33%	3.91%	-0.36%	9.81%	9.90%	-0.89%	-13.48%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.72%	June 30, 2020
Lowest Quarter Return	-5.78%	March 31, 2022
Year-to-Date Return	-0.38%	September 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Investment Grade Bond Fund
Return Before Taxes	-13.48%	0.62%	1.45%
Return After Taxes on Distributions	-14.37%	-0.55%	0.33%
Return After Taxes on Distributions and Sale of Fund Shares	-7.96%	0.03%	0.64%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.02%	1.06%

Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Jeff Moore (Co-Portfolio Manager) has managed the fund since 2004.
Michael Plage (Co-Portfolio Manager) has managed the fund since 2016.
Sean Corcoran (Co-Portfolio Manager) has managed the fund since 2022.
Purchase and Sale of Shares
You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional.
You may buy or sell shares in various ways:
Internet
www.fidelity.com
Phone
Fidelity Automated Service Telephone (FAST®) 1-800-544-5555
To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired
1-800-544-0118
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Fidelity® Investment Grade Bond Fund seeks a high level of current income.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
The Adviser uses the Bloomberg U.S. Aggregate Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
The Adviser may invest up to 10% of the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
The Adviser uses Central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a Central fund that buys bonds. Fidelity does not charge any additional management fees for Central funds.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Shareholders should be aware that investments made by the fund and results achieved by the fund at any given time are not expected to be the same as those made by other funds for which the Adviser or an affiliate acts as manager, including funds with names, investment objectives, and policies that are similar to the fund.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of the fund's assets invested in the Central funds will be based upon the investment results of those funds.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes.
Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
High Portfolio Turnover. The fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of the fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect the fund's performance.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies
The following is fundamental, that is, subject to change only by shareholder approval:
Fidelity® Investment Grade Bond Fund seeks a high level of current income.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® Investment Grade Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.
Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Information on Fidelity
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.
In addition to its fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Ways to Invest
Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).
If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).
You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.
Information on Placing Orders
You should include the following information with any order:
  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares
Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.
Frequent Purchases and Redemptions
The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.
Excessive Trading Policy
The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.
Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.
Exceptions
The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of funds, or other strategy funds.
A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.
A qualified fund of funds is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of funds level, or demonstrates that the fund of funds has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.
Fidelity may choose not to monitor transactions below certain dollar value thresholds.
Omnibus Accounts
Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.
Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.
If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.
Retirement Plans
For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.
Other Information about the Excessive Trading Policy
The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.
The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.
As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:
  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  If you sell shares of Fidelity® Investment Grade Bond Fund by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® brokerage or mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.
However, you should note the following policies and restrictions governing exchanges:
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
The fund may terminate or modify exchange privileges in the future.
Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.
Features and Policies

Features
The following features may be available to buy and sell shares of the fund or to move money to and from your account, if you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.
Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.

  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.

  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Checkwriting
To sell Fidelity® fund shares from your Fidelity® mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).
Policies
The following apply to you as a shareholder.
Statements that Fidelity sends to you, if applicable, include the following:
  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).
Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.
Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.
You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.
Fidelity may charge a fee for certain services, such as providing historical account documents.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® Investment Grade Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity® Investment Grade Bond Fund	October, December
Earning Dividends
The fund processes purchase and redemption requests only on days it is open for business.
Shares generally begin to earn dividends on the first business day following the day of purchase.
Shares generally earn dividends until, but not including, the next business day following the day of redemption.
Exchange requests will be processed only when both funds are open for business.
Distribution Options
When you open an account, specify how you want to receive your distributions. The following distribution options are available:
  1. Reinvestment Option.
Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.
  2. Income-Earned Option.
Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.
  3. Cash Option.
Any dividends and capital gain distributions will be paid in cash.
  4. Directed Dividends® Option.
Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
Sean Corcoran is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Corcoran has worked as a research analyst and portfolio manager.
Jeff Moore is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund, which he has managed since 2004. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Moore has worked as a research analyst and portfolio manager.
Michael Plage is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund, which he has managed since 2016. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.
The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
The group fee rate(s) for August 2023 and the annual individual fund fee rate(s) are reflected in the table below:
Fund	Group Fee Rate	Individual Fund Fee Rate
Fidelity® Investment Grade Bond Fund	0.10%	0.20%
The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended August 31, 2023, for the fund is shown in the following table. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
Fund	Total Management Fee Rate
Fidelity® Investment Grade Bond Fund	0.30%
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2023.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.
FDC distributes the fund's shares.
Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares.
These payments are described in more detail in this section and in the SAI.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity® Investment Grade Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.35	$8.48	$8.77	$8.26	$7.72
Income from Investment Operations
Net investment income (loss) A,B	.248	.164	.131	.184	.225
Net realized and unrealized gain (loss)	(.307)	(1.132)	(.041)	.518	.564
Total from investment operations	(.059)	(.968)	.090	.702	.789
Distributions from net investment income	(.241)	(.158)	(.127)	(.192)	(.249)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.241)	(.162)	(.380)	(.192)	(.249)
Net asset value, end of period	$7.05	$7.35	$8.48	$8.77	$8.26
Total Return C	(.78)%	(11.52)%	1.07%	8.63%	10.45%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	3.47%	2.06%	1.54%	2.19%	2.87%
Supplemental Data
Net assets, end of period (in millions)	$5,337	$5,715	$6,910	$6,527	$7,638
Portfolio turnover rate F	131%	75%	40%	118% G	59% G

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.704235.127	IGB-PRO-1023

Fund/Ticker
Fidelity® SAI Total Bond Fund/FSMTX
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® SAI Total Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Fidelity® SAI Total Bond Fund
Investment Objective
Fidelity® SAI Total Bond Fund seeks a high level of current income.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.30%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$31
3 years	$97
5 years	$169
10 years	$381

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 204% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in debt securities of all types and repurchase agreements for those securities.
  Using the Bloomberg U.S. Universal Bond Index as a guide in allocating assets across the investment-grade, high yield, and emerging markets asset classes. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Investing up to 20% of assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Managing the fund to have similar overall interest rate risk to the index.
  Investing in domestic and foreign issuers.
  Allocating assets across different asset classes, market sectors, and maturities.
  Analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency, and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Foreign exchange rates also can be extremely volatile.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.
The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2019	2020	2021	2022
9.87%	9.05%	0.10%	-12.61%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.99%	June 30, 2020
Lowest Quarter Return	-5.78%	June 30, 2022
Year-to-Date Return	0.45%	September 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2022	Past 1 year	Life of fund A
Fidelity® SAI Total Bond Fund
Return Before Taxes	-12.61%	1.37%
Return After Taxes on Distributions	-13.77%	-0.30%
Return After Taxes on Distributions and Sale of Fund Shares	-7.45%	0.47%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.55%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses, or taxes)	-12.99%	0.71%

AFrom October 25, 2018.

Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. FMR Investment Management (UK) Limited and other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Michael Foggin (Co-Portfolio Manager) has managed the fund since 2018.
Celso Munoz (Co-Portfolio Manager) has managed the fund since 2018.
Ford O'Neil (Co-Portfolio Manager) has managed the fund since 2018.
Franco Castagliuolo (Co-Portfolio Manager) has managed the fund since 2022.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2023.
Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Fidelity® SAI Total Bond Fund seeks a high level of current income.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in debt securities of all types and repurchase agreements for those securities. The Adviser allocates the fund's assets across investment-grade, high yield, and emerging markets debt securities. The Adviser may invest up to 20% of the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
The Adviser uses the Bloomberg U.S. Universal Bond Index as a guide in structuring the fund and selecting its investments. The Adviser uses the index as a guide in allocating the fund's assets across the investment-grade, high yield, and emerging markets asset classes. The Adviser manages the fund to have similar overall interest rate risk to the index.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, currency, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), forwards, and futures contracts (both long and short positions) on securities, other instruments, indexes, or currencies. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, currency, or index.
The Adviser allocates the fund's assets among different asset classes using the composition of the index as a guide, and among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
In selecting foreign securities, the Adviser's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. The Adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.
To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection). Currency-related derivatives, in particular, include foreign exchange (FX) transactions such as spot FX trades, FX forwards, non-deliverable forwards, and cross-currency FX trades.
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.
Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
High Portfolio Turnover. The fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of the fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect the fund's performance.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® SAI Total Bond Fund normally invests at least 80% of its assets in debt securities of all types and repurchase agreements for those securities.
Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
Shares are offered exclusively to certain clients of the Adviser or its affiliates. If you are not currently a client in a discretionary investment program offered by the Adviser or its affiliates, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the Statement of Additional Information (SAI).
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
The fund has no exchange privilege with any other fund.
There is no minimum balance or purchase minimum for fund shares.
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Shares are generally available only to investors residing in the United States.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
When you terminate your relationship with the Adviser, or one of its affiliates, your shares may be sold at the NAV next calculated, in which case proceeds from such redemption would be sent to you.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
If applicable, orders by funds of funds for which the Adviser or its affiliates serve as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
Policies Concerning the Redemption of Fund Shares
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® SAI Total Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity® SAI Total Bond Fund	October, December
Earning Dividends
The fund processes purchase and redemption requests only on days it is open for business.
Shares generally begin to earn dividends on the first business day following the day of purchase.
Shares generally earn dividends until, but not including, the next business day following the day of redemption.
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
Franco Castagliuolo is Co-Portfolio Manager of Fidelity® SAI Total Bond Fund, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 1996, Mr. Castagliuolo has worked as a research associate and portfolio manager.
Michael Foggin is Co-Portfolio Manager of Fidelity® SAI Total Bond Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Foggin has worked as a portfolio manager.
Benjamin Harrison is Co-Portfolio Manager of Fidelity® SAI Total Bond Fund, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.
Celso Munoz is Co-Portfolio Manager of Fidelity® SAI Total Bond Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Munoz has worked as a research analyst and portfolio manager.
Ford O'Neil is Co-Portfolio Manager of Fidelity® SAI Total Bond Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 1989, Mr. O'Neil has worked as a research analyst and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
The group fee rate(s) for August 2023 and the annual individual fund fee rate(s) are reflected in the table below:
Fund	Group Fee Rate	Individual Fund Fee Rate
Fidelity® SAI Total Bond Fund	0.10%	0.20%
The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended August 31, 2023, for the fund is shown in the following table. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
Fund	Total Management Fee Rate
Fidelity® SAI Total Bond Fund	0.30%
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2023.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork®.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity® SAI Total Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.18	$10.67	$11.01	$10.76	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.389	.265	.283	.328	.317
Net realized and unrealized gain (loss)	(.355)	(1.421)	.011	.414	.734
Total from investment operations	.034	(1.156)	.294	.742	1.051
Distributions from net investment income	(.384)	(.264)	(.263)	(.317)	(.289)
Distributions from net realized gain	-	(.070)	(.371)	(.175)	(.002)
Total distributions	(.384)	(.334)	(.634)	(.492)	(.291)
Net asset value, end of period	$8.83	$9.18	$10.67	$11.01	$10.76
Total Return D,E	.41%	(11.04)%	2.81%	7.16%	10.67%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.30%	.30%	.30%	.31%	.42% H
Expenses net of fee waivers, if any	.30%	.30%	.30%	.31%	.36% H
Expenses net of all reductions	.30%	.30%	.30%	.31%	.36% H
Net investment income (loss)	4.36%	2.68%	2.66%	3.08%	3.63% H
Supplemental Data
Net assets, end of period (000 omitted)	$20,351,266	$19,303,851	$17,906,211	$16,211,735	$14,123,236
Portfolio turnover rate I	204%	132%	180%	214%	209% H,J

AFor the period October 25, 2018 (commencement of operations) through August 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).
Bloomberg U.S. Universal Bond Index represents the union of the Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Corporate High Yield Bond Index, the Bloomberg 144A Bond Index, the Bloomberg Eurodollar Bond Index, the Bloomberg Emerging Markets Aggregate USD Bond Index, and the non-ERISA portion of the Bloomberg U.S. CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the index. The only constituent of the index that includes floating-rate debt is the Bloomberg Emerging Markets Aggregate USD Bond Index.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9887625.105	STB-PRO-1023

Fidelity® Short-Term Bond Fund
Class/Ticker
Fidelity® Short-Term Bond Fund/FSHBX
In this prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this prospectus.

Prospectus
October 30, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Short-Term Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund/Class:
Fidelity® Short-Term Bond Fund
/Fidelity® Short-Term Bond Fund

Investment Objective
Fidelity® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.20% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10% A
Total annual operating expenses	0.30%
AAdjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$31
3 years	$97
5 years	$169
10 years	$381

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's Central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
0.57%	0.93%	0.67%	1.45%	1.15%	1.19%	4.20%	3.70%	-0.73%	-3.62%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	2.98%	June 30, 2020
Lowest Quarter Return	-2.50%	March 31, 2022
Year-to-Date Return	2.43%	September 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Short-Term Bond Fund
Return Before Taxes	-3.62%	0.91%	0.93%
Return After Taxes on Distributions	-4.04%	0.19%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares	-2.14%	0.41%	0.47%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	-3.69%	0.92%	0.88%

Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Rob Galusza (Co-Portfolio Manager) has managed the fund since 2007.
Julian Potenza (Co-Portfolio Manager) has managed the fund since 2017.
David DeBiase (Co-Portfolio Manager) has managed the fund since 2019.
Purchase and Sale of Shares
You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional.
You may buy or sell shares in various ways:
Internet
www.fidelity.com
Phone
Fidelity Automated Service Telephone (FAST®) 1-800-544-5555
To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired
1-800-544-0118
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Fidelity® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
The Adviser uses the Bloomberg U.S. 1-3 Year Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.
The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of August 31, 2023, the fund's dollar-weighted average maturity was approximately 2 years and the index's dollar-weighted average maturity was approximately 2 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.
The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
The Adviser uses Central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a Central fund that buys bonds. Fidelity does not charge any additional management fees for Central funds.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Description of Principal Security Types
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of the fund's assets invested in the Central funds will be based upon the investment results of those funds.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher quality debt securities.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies
The following is fundamental, that is, subject to change only by shareholder approval:
Fidelity® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® Short-Term Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.
Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Information on Fidelity
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.
In addition to its fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Ways to Invest
Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).
If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).
You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.
Information on Placing Orders
You should include the following information with any order:
  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares
Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.
Frequent Purchases and Redemptions
The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.
Excessive Trading Policy
The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.
Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.
Exceptions
The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of funds, or other strategy funds.
A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.
A qualified fund of funds is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of funds level, or demonstrates that the fund of funds has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.
Fidelity may choose not to monitor transactions below certain dollar value thresholds.
Omnibus Accounts
Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.
Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.
If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.
Retirement Plans
For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.
Other Information about the Excessive Trading Policy
The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.
The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.
As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:
  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  If you sell shares of Fidelity® Short-Term Bond Fund by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® brokerage or mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.
However, you should note the following policies and restrictions governing exchanges:
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
The fund may terminate or modify exchange privileges in the future.
Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.
Features and Policies

Features
The following features may be available to buy and sell shares of the fund or to move money to and from your account, if you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.
Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.

  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.

  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Checkwriting
To sell Fidelity® fund shares from your Fidelity® mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).
Policies
The following apply to you as a shareholder.
Statements that Fidelity sends to you, if applicable, include the following:
  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).
Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.
Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.
You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.
Fidelity may charge a fee for certain services, such as providing historical account documents.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® Short-Term Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Fidelity® Short-Term Bond Fund	October, December
Earning Dividends
The fund processes purchase and redemption requests only on days it is open for business.
Shares generally begin to earn dividends on the first business day following the day of purchase.
Shares generally earn dividends until, but not including, the next business day following the day of redemption.
Exchange requests will be processed only when both funds are open for business.
Distribution Options
When you open an account, specify how you want to receive your distributions. The following distribution options are available:
  1. Reinvestment Option.
Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.
  2. Income-Earned Option.
Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.
  3. Cash Option.
Any dividends and capital gain distributions will be paid in cash.
  4. Directed Dividends® Option.
Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Adviser
FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $3.1 trillion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Portfolio Manager(s)
David DeBiase is Co-Portfolio Manager of Fidelity® Short-Term Bond Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.
Rob Galusza is Co-Portfolio Manager of Fidelity® Short-Term Bond Fund, which he has managed since 2007. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.
Julian Potenza is Co-Portfolio Manager of Fidelity® Short-Term Bond Fund, which he has managed since 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.
The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The total management fee for the fund for the fiscal year ended August 31, 2023, was 0.26% of the fund's average net assets. On April 1, 2023, the Adviser replaced the fund's management fee, which consisted of a group fee rate component plus an individual fee rate, with a flat rate. Effective April 1, 2023, the fund's annual management fee rate has been reduced to 0.20% of its average net assets.
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2023 and in the fund's annual report for the fiscal period ended August 31, 2023.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.
FDC distributes the fund's shares.
Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares.
These payments are described in more detail in this section and in the SAI.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity® Short-Term Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.73	$8.88	$8.72	$8.52
Income from Investment Operations
Net investment income (loss) A,B	.215	.078	.100	.171	.195
Net realized and unrealized gain (loss)	(.027)	(.442)	(.055)	.158	.181
Total from investment operations	.188	(.364)	.045	.329	.376
Distributions from net investment income	(.188)	(.070)	(.136)	(.169)	(.176)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.188)	(.096)	(.195)	(.169)	(.176)
Net asset value, end of period	$8.27	$8.27	$8.73	$8.88	$8.72
Total Return C	2.31%	(4.19)%	.51%	3.82%	4.47%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.39%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.39%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.39%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.61%	.91%	1.13%	1.95%	2.28%
Supplemental Data
Net assets, end of period (in millions)	$1,807	$2,086	$2,568	$4,420	$5,017
Portfolio turnover rate F	49%	52%	64% G	67% G	46%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. 1-3 Year Government/Credit Bond Index is a market value-weighted index of investment-grade fixed-rate debt securities with maturities from one to three years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate indexes.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.784334.122	STP-PRO-1023
Fund/Class	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor® Limited Term Bond Fund	FDIAX	FTBRX	FNBCX	EFIPX	FIKRX
Fidelity Advisor® Mortgage Securities Fund	FMGAX	FMSAX	FOMCX	FMSCX	FIKUX
Fidelity® Investment Grade Bond Fund/ Fidelity Advisor® Investment Grade Bond Fund	FGBAX	FGBTX	FGBCX	FGBPX	FIKQX
Fidelity® Short-Term Bond Fund/ Fidelity Advisor® Short-Term Bond Fund	FBNAX	FBNTX	FANCX	FBNIX	FIKTX
Fidelity® Total Bond Fund/ Fidelity Advisor® Total Bond Fund	FEPAX	FEPTX	FCEPX	FEPIX	FBKWX

Funds of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2023

This Statement of Additional Information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated October 30, 2023, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at institutional.fidelity.com.
For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
ACOM8-PTB-1023
1.835227.117

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are each fund's fundamental investment limitations set forth in their entirety.
Diversification
For each fund:
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
For each fund:
The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.
Borrowing
For each fund:
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
For each fund:
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
For each fund:
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
For purposes of each of Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.
For purposes of each of Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market Central fund, FMR looks through to the holdings of the Central fund.
For purposes of Fidelity Advisor® Mortgage Securities Fund's concentration limitation discussed above, the fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities.
For purposes of each of Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.
Real Estate
For each fund:
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
For each fund:
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
For each fund:
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.
Investing for Control or Management
For Fidelity® Investment Grade Bond Fund:
The fund may not invest in companies for the purpose of exercising control or management.
Pooled Funds
For Fidelity Advisor® Limited Term Bond Fund and Fidelity Advisor® Mortgage Securities Fund:
The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For Fidelity® Investment Grade Bond Fund and Fidelity® Short-Term Bond Fund:
The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
For each fund:
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
For each fund:
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
For each fund:
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
For each fund:
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
Loans
For each fund (other than Fidelity Advisor® Mortgage Securities Fund and Fidelity® Short-Term Bond Fund):
The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)
For Fidelity Advisor® Mortgage Securities Fund and Fidelity® Short-Term Bond Fund:
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)
Pooled Funds
For Fidelity Advisor® Limited Term Bond Fund and Fidelity Advisor® Mortgage Securities Fund:
The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For Fidelity® Investment Grade Bond Fund and Fidelity® Short-Term Bond Fund:
The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.
Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the Central funds will be based upon the investment results of those funds.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Funds' Rights as Investors. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted by its investment policies, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. Each of Fidelity Advisor® Limited Term Bond Fund, Fidelity Advisor® Mortgage Securities Fund, Fidelity® Investment Grade Bond Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund reserves the right to invest without limitation in investment-grade, money market or short-term debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS
Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.
In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.
In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.
The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.
All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.
PORTFOLIO TRANSACTIONS
Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.
To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.
The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
A fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
The Selection of Securities Brokers and Dealers
The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.
Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.
The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.
Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.
Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.
FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.
If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.
Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.
1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.
The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
For each of Fidelity Advisor® Limited Term Bond Fund, Fidelity Advisor® Mortgage Securities Fund, Fidelity® Investment Grade Bond Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended August 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.
The variation in Fidelity Advisor® Mortgage Securities Fund's portfolio turnover rate during its most recent fiscal year was the result of a decrease in the selling of TBAs.
The variation in Fidelity Advisor® Mortgage Securities Fund's portfolio turnover rate during the fiscal year ended August 31, 2022 was the result of increased use of TBAs and derivatives and related roll forward activity.

Turnover Rates	2023	2022
Fidelity Advisor® Limited Term Bond Fund	26%	29%
Fidelity Advisor® Mortgage Securities Fund	865%	662%
Fidelity® Investment Grade Bond Fund	131%	75%
Fidelity® Short-Term Bond Fund	49%	52%
Fidelity® Total Bond Fund	177%	129%

During the fiscal year ended August 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended August 31, 2023.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity Advisor® Limited Term Bond Fund	JPMorgan Chase & Co.	$56,323,308
	Morgan Stanley	$14,300,055
	BNP Paribas	$14,729,140
	Citigroup, Inc.	$25,642,986
	Bank of America Corp.	$56,461,732
	Goldman Sachs Group, Inc.	$9,432,309
	Barclays PLC	$31,126,256
Fidelity® Investment Grade Bond Fund	Morgan Stanley	$45,859,000
	Goldman Sachs Group, Inc.	$42,669,000
	Citigroup, Inc.	$152,182,000
	JPMorgan Chase & Co.	$86,102,000
	Bank of America Corp.	$132,634,000
	Barclays PLC	$51,215,000
	BNP Paribas	$8,416,000
Fidelity® Short-Term Bond Fund	Morgan Stanley	$34,876,000
	Goldman Sachs Group, Inc.	$28,250,000
	Deutsche Bank AG	$38,185,000
	JPMorgan Chase & Co.	$23,962,000
	Bank of America Corp.	$42,757,000
	Societe Generale	$19,794,000
	Citigroup, Inc.	$30,210,000
	BNP Paribas	$6,540,000
	Barclays PLC	$18,015,000
Fidelity® Total Bond Fund	Bank of America Corp.	$294,675,491
	UBS AG	$143,647,312
	Goldman Sachs Group, Inc.	$254,106,930
	Barclays PLC	$143,925,296
	Morgan Stanley	$196,366,180
	Citigroup, Inc.	$189,373,618
	JPMorgan Chase & Co.	$371,739,591
	BNP Paribas	$48,033,414
	Deutsche Bank AG	$159,715,373

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended August 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity Advisor® Limited Term Bond Fund	2023	$43,965	0.00%
	2022	$17,139	0.00%
	2021	$10,477	0.00%
Fidelity Advisor® Mortgage Securities Fund	2023	$24,806	0.00%
	2022	$26,384	0.00%
	2021	$36,226	0.00%
Fidelity® Investment Grade Bond Fund	2023	$26,588	0.00%
	2022	$18,015	0.00%
	2021	$0	0.00%
Fidelity® Short-Term Bond Fund	2023	$24,038	0.00%
	2022	$4,703	0.00%
	2021	$8,061	0.00%
Fidelity® Total Bond Fund	2023	$211,635	0.00%
	2022	$146,956	0.00%
	2021	$186,791	0.00%

The table below shows the total amount of brokerage commissions paid by the following fund(s) to an affiliated broker for the fiscal year(s) ended August 31, 2023, 2022, and 2021. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended August 31, 2023. Affiliated brokers are paid on a commission basis.
Fund(s)	Fiscal Year Ended	Broker	Affiliated With	C	ommissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
Fidelity Advisor® Limited Term Bond Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$0
Fidelity Advisor® Mortgage Securities Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$0
Fidelity® Investment Grade Bond Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$0
Fidelity® Short-Term Bond Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$0
Fidelity® Total Bond Fund	2023	FCM	FMR LLC		$372	0.18%	0.02%
	2023	Luminex	FMR LLC		$9	0.00%	0.00%
	2022	FCM	FMR LLC		$253
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$456
	2021	Luminex	FMR LLC		$120
The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended August 31, 2023.
Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Fidelity Advisor® Limited Term Bond Fund	2023	$0	$0
Fidelity Advisor® Mortgage Securities Fund	2023	$0	$0
Fidelity® Investment Grade Bond Fund	2023	$0	$0
Fidelity® Short-Term Bond Fund	2023	$0	$0
Fidelity® Total Bond Fund	2023	$23,855	$78,148,679
The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended June 30, 2023.
Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services(A)
Fidelity Advisor® Limited Term Bond Fund	June 30, 2023	$0
Fidelity Advisor® Mortgage Securities Fund	June 30, 2023	$0
Fidelity® Investment Grade Bond Fund	June 30, 2023	$0
Fidelity® Short-Term Bond Fund	June 30, 2023	$0
Fidelity® Total Bond Fund	June 30, 2023	$4,475
(A) The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

VALUATION
The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.
The Board of Trustees has designated each fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.
Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:
Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
Each fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING, SELLING, AND EXCHANGING INFORMATION
A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.
In addition to the exchange privileges listed in each fund's prospectus, each fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.
Class A: Shares of Class A may be exchanged for Class Z or Class I shares of the same fund.
Class M: Shares of Class M may be exchanged for Class A (on a load-waived basis), Class Z, or Class I shares of the same fund.
Class C: Shares of Class C may be exchanged for Class A, Class M, Class Z, or Class I shares of the same fund.
Class I: Shares of Class I may be exchanged for Class A, if you are no longer eligible for Class I, or Class Z shares of the same fund.
Class Z: Shares of Class Z may be exchanged for Class A or Class I shares of the same fund if you are no longer eligible for Class Z.
Each fund may terminate or modify its exchange privileges in the future.

DISTRIBUTIONS AND TAXES
Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
The following table shows a fund's aggregate capital loss carryforward as of August 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Fidelity Advisor® Limited Term Bond Fund	$85,334,588
Fidelity Advisor® Mortgage Securities Fund	$62,762,185
Fidelity® Investment Grade Bond Fund	$630,359,023
Fidelity® Short-Term Bond Fund	$65,527,181
Fidelity® Total Bond Fund	$1,625,202,094
Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. Because each fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. Some of the information may not apply to certain shareholders, including tax-advantaged retirement plan shareholders. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee of Fidelity Salem Street Trust
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 or 2016
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014 or 2016
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.
The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g., for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.
The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.
The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds' valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.
The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.
During the fiscal year ended August 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	8
Audit Committee	4
Fair Valuation Committee	3
Governance and Nominating Committee	10

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022. (The information is as of August 31, 2023 for Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer, Trustee as of October 18, 2023.)
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Abigail P Johnson	Christine J Thompson	Jennifer Toolin McAuliffe
Fidelity Advisor® Limited Term Bond FundA	-	over $100,000	none	none
Fidelity Advisor® Mortgage Securities FundA	-	none	none	none
Fidelity® Investment Grade Bond Fund	none	none	none	none
Fidelity® Short-Term Bond Fund	none	over $100,000	none	none
Fidelity® Total Bond FundA	-	over $100,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

(A) Currently, Mr. Chiel is not a Trustee of Fidelity Advisor Series II and Fidelity Income Fund.
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S Acton	Laura M Bishop	Ann E Dunwoody	John Engler
Fidelity Advisor® Limited Term Bond Fund	none	none	none	none
Fidelity Advisor® Mortgage Securities Fund	none	none	none	none
Fidelity® Investment Grade Bond Fund	none	none	none	$1-$10,000
Fidelity® Short-Term Bond Fund	$50,001-$100,000	none	none	none
Fidelity® Total Bond Fund	$50,001-$100,000	none	none	$10,001-$50,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$10,001-$50,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Robert F Gartland	Robert W Helm	Arthur E Johnson	Michael E Kenneally
Fidelity Advisor® Limited Term Bond Fund	none	none	none	over $100,000
Fidelity Advisor® Mortgage Securities Fund	none	none	none	none
Fidelity® Investment Grade Bond Fund	none	none	none	none
Fidelity® Short-Term Bond Fund	none	none	none	none
Fidelity® Total Bond Fund	over $100,000	over $100,000	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Mark A Murray	Carol J Zierhoffer
Fidelity Advisor® Limited Term Bond Fund	none	none
Fidelity Advisor® Mortgage Securities Fund	none	none
Fidelity® Investment Grade Bond Fund	none	none
Fidelity® Short-Term Bond Fund	none	none
Fidelity® Total Bond Fund	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table(A)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S Acton	Laura M Bishop(B)	Ann E Dunwoody	John Engler
Fidelity Advisor® Limited Term Bond Fund	$809	$730	$726	$721
Fidelity Advisor® Mortgage Securities Fund	$296	$267	$266	$264
Fidelity® Investment Grade Bond Fund(C)	$2,509	$2,261	$2,249	$2,238
Fidelity® Short-Term Bond Fund	$806	$727	$723	$719
Fidelity® Total Bond Fund(D)	$8,771	$7,902	$7,862	$7,822
TOTAL COMPENSATION FROM THE FUND COMPLEX(E)	$563,000	$184,000	$502,500	$496,000

AGGREGATE COMPENSATION FROM A FUND	Robert F Gartland	Robert W Helm(F)	Arthur E Johnson	Michael E Kenneally
Fidelity Advisor® Limited Term Bond Fund	$811	$745	$699	$876
Fidelity Advisor® Mortgage Securities Fund	$297	$273	$257	$321
Fidelity® Investment Grade Bond Fund(C)	$2,516	$2,313	$2,169	$2,717
Fidelity® Short-Term Bond Fund	$808	$743	$697	$873
Fidelity® Total Bond Fund(D)	$8,793	$8,087	$7,578	$9,498
TOTAL COMPENSATION FROM THE FUND COMPLEX(E)	$565,000	$502,500	$492,500	$612,500

AGGREGATE COMPENSATION FROM A FUND	Mark A Murray	Carol J Zierhoffer(G)
Fidelity Advisor® Limited Term Bond Fund	$718	$329
Fidelity Advisor® Mortgage Securities Fund	$263	$123
Fidelity® Investment Grade Bond Fund(C)	$2,227	$1,096
Fidelity® Short-Term Bond Fund	$716	$336
Fidelity® Total Bond Fund(D)	$7,785	$3,860
TOTAL COMPENSATION FROM THE FUND COMPLEX(E)	$497,500	$0

(A) Jonathan Chiel, Abigail P. Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.

(B) Ms. Bishop served as a Member of the Advisory Board of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust from September 1, 2022 through October 17, 2023. Ms. Bishop serves as a Trustee of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust effective October 18, 2023.

(C) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $979; Laura M. Bishop, $1,858; Ann E. Dunwoody, $2,045; John Engler, $2,045; Robert F. Gartland, $1,231; Robert W. Helm, $2,045; Mark A. Murray, $2,045; and Carol J. Zierhoffer, $289.

(D) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $3,425; Laura M. Bishop, $6,512; Ann E. Dunwoody, $7,148; John Engler, $7,148; Robert F. Gartland, $4,301; Robert W. Helm, $7,148; Mark A. Murray, $7,148; and Carol J. Zierhoffer, $1,017.

(E) Reflects compensation received for the calendar year ended December 31, 2022 for 295 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Laura M. Bishop, $73,674; Ann E. Dunwoody, $274,597; John Engler, $274,597; Robert F. Gartland, $180,000; Robert W. Helm, $274,597; and Mark A. Murray, $274,597.

(F) Mr. Helm served as a Member of the Advisory Board of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust from June 1, 2021 through October 17, 2023. Mr. Helm serves as a Trustee of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust effective October 18, 2023.

(G) Ms. Zierhoffer served as a Member of the Advisory Board of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust from March 1, 2023 through October 17, 2023. Ms. Zierhoffer serves as a Trustee of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust effective October 18, 2023.

As of August 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.
As of August 31, 2023, the following owned of record and/or beneficially 5% or more of the outstanding shares:
Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor® Limited Term Bond Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	18.19%
Fidelity Advisor® Limited Term Bond Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	8.18%
Fidelity Advisor® Limited Term Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.75%
Fidelity Advisor® Limited Term Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.68%
Fidelity Advisor® Limited Term Bond Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.69%
Fidelity Advisor® Limited Term Bond Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.14%
Fidelity Advisor® Limited Term Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.25%
Fidelity Advisor® Limited Term Bond Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.39%
Fidelity Advisor® Limited Term Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	8.87%
Fidelity Advisor® Limited Term Bond Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.15%
Fidelity Advisor® Limited Term Bond Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.33%
Fidelity Advisor® Limited Term Bond Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.10%
Fidelity Advisor® Limited Term Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	16.19%
Fidelity Advisor® Limited Term Bond Fund - Class I	CALIFORNIA INDEPENDENT SYSTEM	FOLSOM	CA	15.35%
Fidelity Advisor® Limited Term Bond Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.54%
Fidelity Advisor® Limited Term Bond Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.27%
Fidelity Advisor® Limited Term Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.95%
Fidelity Advisor® Limited Term Bond Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.37%
Fidelity Advisor® Limited Term Bond Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.16%
Fidelity Advisor® Limited Term Bond Fund - Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	5.28%
Fidelity Advisor® Limited Term Bond Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	34.92%
Fidelity® Limited Term Bond Fund(A)	QUANTAM SI INC	GUILFORD	CT	6.63%
Fidelity Advisor® Mortgage Securities Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	11.89%
Fidelity Advisor® Mortgage Securities Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.49%
Fidelity Advisor® Mortgage Securities Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.65%
Fidelity Advisor® Mortgage Securities Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.29%
Fidelity Advisor® Mortgage Securities Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.51%
Fidelity Advisor® Mortgage Securities Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	14.70%
Fidelity Advisor® Mortgage Securities Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.24%
Fidelity Advisor® Mortgage Securities Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	13.10%
Fidelity Advisor® Mortgage Securities Fund - Class C	LINCOLN INVESTMENT PLANNING LLC	FORT WASHINGTON	PA	7.84%
Fidelity Advisor® Mortgage Securities Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	60.05%
Fidelity Advisor® Mortgage Securities Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	6.63%
Fidelity Advisor® Mortgage Securities Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.62%
Fidelity Advisor® Mortgage Securities Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	11.47%
Fidelity Advisor® Mortgage Securities Fund - Class M	PRINCIPAL SECURITIES INC	DES MOINES	IA	9.56%
Fidelity Advisor® Mortgage Securities Fund - Class M	KOVACK SECURITIES INC	UTICA	NY	5.05%
Fidelity Advisor® Investment Grade Bond Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	21.23%
Fidelity Advisor® Investment Grade Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.18%
Fidelity Advisor® Investment Grade Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	11.74%
Fidelity Advisor® Investment Grade Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	16.83%
Fidelity Advisor® Investment Grade Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.99%
Fidelity Advisor® Investment Grade Bond Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.45%
Fidelity Advisor® Investment Grade Bond Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.64%
Fidelity Advisor® Investment Grade Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	33.93%
Fidelity Advisor® Investment Grade Bond Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.70%
Fidelity Advisor® Investment Grade Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	9.00%
Fidelity Advisor® Investment Grade Bond Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.44%
Fidelity Advisor® Investment Grade Bond Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.51%
Fidelity Advisor® Investment Grade Bond Fund - Class I	TD AMERITRADE CLEARING INC	OMAHA	NE	5.05%
Fidelity Advisor® Investment Grade Bond Fund - Class M	US BANK	MILWAUKEE	WI	7.20%
Fidelity Advisor® Investment Grade Bond Fund - Class M	EQUITABLE ADVISORS LLC	ELK GROVE	CA	6.18%
Fidelity Advisor® Investment Grade Bond Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.69%
Fidelity Advisor® Investment Grade Bond Fund - Class Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	33.64%
Fidelity Advisor® Investment Grade Bond Fund - Class Z	MSCS FINANCIAL SERVICES DIVISION	LINCOLN	NE	6.60%
Fidelity® Investment Grade Bond Fund(A)	FIDELITY® NON-PROFIT MGMT FNDTN	BOSTON	MA	7.81%
Fidelity Advisor® Short-Term Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.67%
Fidelity Advisor® Short-Term Bond Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.61%
Fidelity Advisor® Short-Term Bond Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	8.38%
Fidelity Advisor® Short-Term Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.99%
Fidelity Advisor® Short-Term Bond Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.09%
Fidelity Advisor® Short-Term Bond Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	24.36%
Fidelity Advisor® Short-Term Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	13.04%
Fidelity Advisor® Short-Term Bond Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	10.64%
Fidelity Advisor® Short-Term Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.83%
Fidelity Advisor® Short-Term Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	36.55%
Fidelity Advisor® Short-Term Bond Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	15.74%
Fidelity Advisor® Short-Term Bond Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	13.43%
Fidelity Advisor® Short-Term Bond Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.85%
Fidelity Advisor® Short-Term Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	6.22%
Fidelity Advisor® Short-Term Bond Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	8.00%
Fidelity Advisor® Short-Term Bond Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.68%
Fidelity® Short-Term Bond Fund(A)	QUANTAM SI INC	GUILFORD	CT	5.93%
Fidelity Advisor® Total Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.02%
Fidelity Advisor® Total Bond Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	11.59%
Fidelity Advisor® Total Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.89%
Fidelity Advisor® Total Bond Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.36%
Fidelity Advisor® Total Bond Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.19%
Fidelity Advisor® Total Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.00%
Fidelity Advisor® Total Bond Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	10.24%
Fidelity Advisor® Total Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	9.15%
Fidelity Advisor® Total Bond Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.11%
Fidelity Advisor® Total Bond Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.89%
Fidelity Advisor® Total Bond Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.79%
Fidelity Advisor® Total Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	33.96%
Fidelity Advisor® Total Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	25.49%
Fidelity Advisor® Total Bond Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	8.66%
Fidelity Advisor® Total Bond Fund - Class I	JOHN HANCOCK LIFE INSURANCE	BOSTON	MA	6.28%
Fidelity Advisor® Total Bond Fund - Class M	TALCOTT RESOLUTION LIFE INSURANCE	HARTFORD	CT	19.50%
Fidelity Advisor® Total Bond Fund - Class M	EMPOWER ANNUITY INSURANCE COMPANY	SPRINGFIELD	MA	13.41%
Fidelity Advisor® Total Bond Fund - Class M	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	10.88%
Fidelity Advisor® Total Bond Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	10.76%
Fidelity Advisor® Total Bond Fund - Class M	AUL	INDIANAPOLIS	IN	7.35%
Fidelity® Total Bond Fund(A)	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	6.68%
Fidelity® Total Bond Fund(A)	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	5.64%

(A) The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors and FIL Investment Advisors (UK) Limited. Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.
FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited, Fidelity Distributors Company LLC (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Management-Related Expenses (for each fund except Fidelity Advisor® Limited Term Bond Fund and Fidelity® Short-Term Bond Fund). In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed (pursuant to the Fundwide Operations and Expense Agreement (Fundwide Agreement) or otherwise) by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Pursuant to the Fundwide Agreement, FMR agrees to provide or arrange for certain services and to pay the ordinary administrative and operating expenses incurred by a fund that are not otherwise provided for under the management contract, including the fees and expenses of a fund's custodian, auditor, and pricing and bookkeeping agent (including the cost associated with administration of the securities lending program), but excluding the management fee, shareholder servicing agent fee, interest, taxes, non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable, extraordinary expenses, fees and expenses of the Independent Trustees, and Rule 12b-1 fees, if any, in exchange for a fee equal to the difference, if any, between the management fee rate and 0.35%. The Fundwide Agreement effectively limits fund-level expenses to 0.35%. The Fundwide Agreement may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board of Trustees and, for Fidelity® Investment Grade Bond Fund by a vote of a majority of the outstanding voting securities of the fund.
FMR and Fidelity® Investment Grade Bond Fund on behalf of its retail class have entered into a 45 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of the retail class of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of the class to 0.45%. This Expense Contract may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board of Trustees and by a vote of the majority of the outstanding voting securities of the class. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.
Management-Related Expenses (for Fidelity Advisor® Limited Term Bond Fund and Fidelity® Short-Term Bond Fund). Under the terms of a fund's management contract,  FMR is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, fees and expenses of the Independent Trustees, Rule 12b-1 fees, proxy and shareholder meeting expenses, transfer agent fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
Management Fees.
For the services of FMR under the management contract, Fidelity Advisor® Limited Term Bond Fund and Fidelity® Short-Term Bond Fund each pay FMR a monthly management fee at the annual rate of 0.20% of the fund's average net assets throughout the month.
For the services of FMR under the management contract, Fidelity Advisor® Mortgage Securities Fund, Fidelity® Investment Grade Bond Fund, and Fidelity® Total Bond Fund each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059
The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $3,413 billion of group net assets - the approximate level for August 2023 - was 0.0960%, which is the weighted average of the respective fee rates for each level of group net assets up to $3,413 billion.
The individual fund fee rate for each of Fidelity Advisor® Mortgage Securities Fund, Fidelity® Investment Grade Bond Fund, and Fidelity® Total Bond Fund is set forth in the following table. Based on the average group net assets for August 2023, a fund's annual management fee rate would be calculated as follows:
Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity Advisor® Mortgage Securities Fund	0.0960%	+	0.2000%	=	0.2960%
Fidelity® Investment Grade Bond Fund	0.0960%	+	0.2000%	=	0.2960%
Fidelity® Total Bond Fund	0.0960%	+	0.2000%	=	0.2960%
One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
The following table shows the amount of management fees paid by a fund for the fiscal year(s) ended August 31, 2023, 2022, and 2021 to its current manager and prior affiliated manager(s), if any.
Fund(s)	Fiscal Years Ended	Management Fees Paid to Investment Adviser
Fidelity Advisor® Limited Term Bond Fund	2023(A)	$6,867,578
	2022	$10,435,204
	2021	$11,863,447
Fidelity Advisor® Mortgage Securities Fund	2023	$2,814,740
	2022	$3,090,917
	2021	$3,783,300
Fidelity® Investment Grade Bond Fund	2023	$25,035,633
	2022	$27,511,000
	2021	$29,484,224
Fidelity® Short-Term Bond Fund	2023(A)	$6,900,230
	2022	$8,991,893
	2021	$10,320,765
Fidelity® Total Bond Fund	2023	$87,883,315
	2022	$94,727,444
	2021	$97,556,238
(A)On April 1, 2023, FMR replaced Fidelity® Advisor Limited Term Bond Fund's and Fidelity® Short-Term Bond Fund's management fee, which consisted of a group fee rate component plus an individual fee rate component, with a flat rate. Effective April 1, 2023, each fund's annual management fee rate has been reduced to 0.20% of its average net assets.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.
Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.
On behalf of each fund, FMR has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).
On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK.
Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).
FMR, and not the fund, pays the sub-advisers.
Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for Fidelity® Total Bond Fund.
Sub-Advisers - FIL Investment Advisors and FIL Investment Advisors (UK) Limited.
On behalf of Fidelity® Total Bond Fund, FMR has entered into a sub-advisory agreement with FIL Investment Advisors (FIA), and FIA, in turn, has entered into a sub-advisory agreement with FIL Investment Advisors (UK) Limited (FIA(UK)).
Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).
FMR and FIA, and not the fund, pay the sub-advisers.
Franco Castagliuolo is Co-Portfolio Manager of Fidelity Advisor® Mortgage Securities Fund and receives compensation for those services. Sean Corcoran is Co-Portfolio Manager of Fidelity Advisor® Mortgage Securities Fund and receives compensation for those services. Jeff Moore is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund and receives compensation for those services. Michael Plage is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund and receives compensation for those services. David DeBiase is Co-Portfolio Manager of Fidelity® Short-Term Bond Fund and receives compensation for those services. Rob Galusza is Co-Portfolio Manager of Fidelity® Short-Term Bond Fund and receives compensation for those services. Julian Potenza is Co-Portfolio Manager of Fidelity® Short-Term Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the fund measured against the benchmark index identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
Fund / Benchmark Index
Fidelity Advisor® Mortgage Securities Fund / Bloomberg U.S. MBS Index
Fidelity® Investment Grade Bond Fund / Bloomberg U.S. Aggregate Bond Index
Fidelity® Short-Term Bond Fund / Bloomberg U.S. 1-3 Year Government/Credit Bond Index
Sean Corcoran is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Fidelity® Investment Grade Bond Fund is based on the pre-tax investment performance of  the portion of the fund's assets managed by the portfolio manager measured against the Bloomberg U.S. Securitized Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
David DeBiase is Co-Portfolio Manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. Robert Galusza is Co-Portfolio Manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. Julian Potenza is Co-Portfolio Manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of Fidelity Advisor® Limited Term Bond Fund is based on the pre-tax investment performance of the fund measured against a composite index, the components of which are 80% Bloomberg U.S. 1-5 Year Credit Bond Index and 20% Bloomberg U.S. 1-5 Year Government Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
Celso Munoz is Co-Lead Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for those services. Ford O'Neil is Co-Lead Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for those services. Franco Castagliuolo is Co-Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for those services. Michael Foggin is Co-Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for those services. Benjamin Harrison is Co-Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for managing the high income bond investments of the fund. Jeffrey Moore is Co-Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Mr. Munoz's, Mr. O'Neil's, Mr. Castagliuolo's, Mr. Foggin's, and Mr. Moore's base salaries are determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Munoz's, Mr. O'Neil's, Mr. Foggin's, and Mr. Moore's bonus that is linked to the investment performance of Fidelity® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Universal Bond Index. The portion of Mr. Castagliuolo's bonus that is linked to the investment performance of Fidelity® Total Bond Fund is based on the pre-tax investment performance of the portion of the fund's assets the portfolio manager manages measured against the Bloomberg U.S. MBS Index.
Mr. Harrison's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Harrison's bonus that is linked to the investment performance of Fidelity® Total Bond Fund is based on the pre-tax investment performance of the fund's assets allocated to the high income asset class of the fund (based on the performance of the fund's retail class) within the Lipper℠ High Yield Funds.
Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
The following table provides information relating to other accounts managed by David DeBiase as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$46,664
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Limited Term Bond Fund ($2,373 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. DeBiase was none.
The following table provides information relating to other accounts managed by Rob Galusza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	55
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,423
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Limited Term Bond Fund ($2,373 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. Galusza was $500,001 - $1,000,000.
The following table provides information relating to other accounts managed by Julian Potenza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	53
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,102
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Limited Term Bond Fund ($2,373 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. Potenza was none.
The following table provides information relating to other accounts managed by Franco Castagliuolo as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$53,856	$2,436	$325
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Mortgage Securities Fund ($493 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity Advisor® Mortgage Securities Fund beneficially owned by Mr. Castagliuolo was $100,001 - $500,000.
The following table provides information relating to other accounts managed by Sean Corcoran as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	4	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$53,856	$2,504	$325
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Mortgage Securities Fund ($493 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity Advisor® Mortgage Securities Fund beneficially owned by Mr. Corcoran was over $1,000,000.
The following table provides information relating to other accounts managed by Sean Corcoran as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	4	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$53,856	$2,504	$325
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® Investment Grade Bond Fund managed by Mr. Corcoran ($708 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Investment Grade Bond Fund beneficially owned by Mr. Corcoran was none.
The following table provides information relating to other accounts managed by Jeff Moore as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	17	16
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$99,279	$14,345	$7,903
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Investment Grade Bond Fund ($8,670 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Investment Grade Bond Fund beneficially owned by Mr. Moore was $500,001 - $1,000,000.
The following table provides information relating to other accounts managed by Michael Plage as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	11	18
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$72,330	$9,356	$11,176
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Investment Grade Bond Fund ($8,670 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Investment Grade Bond Fund beneficially owned by Mr. Plage was none.
The following table provides information relating to other accounts managed by David DeBiase as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$46,664
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Fund ($2,480 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. DeBiase was none.
The following table provides information relating to other accounts managed by Rob Galusza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	55
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,423
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Fund ($2,480 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. Galusza was over $1,000,000.
The following table provides information relating to other accounts managed by Julian Potenza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	53
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,102
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Fund ($2,480 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. Potenza was $100,001 - $500,000.
The following table provides information relating to other accounts managed by Franco Castagliuolo as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$53,856	$2,436	$325
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® Total Bond Fund managed by Mr. Castagliuolo ($5,484 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Castagliuolo was none.
The following table provides information relating to other accounts managed by Michael Foggin as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	12	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,761	$9,205	$1,199
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($857 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Foggin was none.
The following table provides information relating to other accounts managed by Benjamin Harrison as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	20	4	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,206	$1,697	$501
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® Total Bond Fund managed by Mr. Harrison ($2,074 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Harrison was none.
The following table provides information relating to other accounts managed by Jeff Moore as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	17	16
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$99,279	$14,345	$7,903
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($31,718 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Moore was none.
The following table provides information relating to other accounts managed by Celso Munoz as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$103,507	$7,821	$7,978
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($31,718 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Munoz was none.
The following table provides information relating to other accounts managed by Ford O'Neil as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	10	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$123,631	$12,958	$3,167
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($31,718 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. O'Neil was over $1,000,000.
PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
Each fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
A fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
Sales charge revenues collected and retained by FDC for the fiscal year(s) ended August 31, 2023, 2022, and 2021 are shown in the following table.
		Sales Charge Revenue		CDSC Revenue
Fund	Fiscal Year Ended	Amount Paid to FDC	Amount Retained By FDC	Amount Paid to FDC	Amount Retained By FDC
Fidelity Advisor® Limited Term Bond Fund - Class A	2023	$31,361	$14,918	$2,557	$2,557
	2022	$45,663	$24,935	$2,496	$2,496
	2021	$119,836	$64,411	$3,920	$3,920
Fidelity Advisor® Limited Term Bond Fund - Class M	2023	$9,697	$1,382	$71	$71
	2022	$7,621	$1,532	$621	$621
	2021	$8,723	$2,481	$93	$93
Fidelity Advisor® Limited Term Bond Fund - Class C	2023	$0	$0	$209	$209
	2022	$0	$0	$295	$295
	2021	$0	$0	$6,074	$6,074
Fidelity Advisor® Mortgage Securities Fund - Class A	2023	$3,965	$1,584	$39	$39
	2022	$4,182	$1,408	$0	$0
	2021	$8,836	$2,437	$38	$38
Fidelity Advisor® Mortgage Securities Fund - Class M	2023	$2,503	$241	$8	$8
	2022	$3,354	$299	$0	$0
	2021	$5,740	$682	$5	$5
Fidelity Advisor® Mortgage Securities Fund - Class C	2023	$0	$0	$57	$57
	2022	$0	$0	$81	$81
	2021	$0	$0	$517	$517
Fidelity Advisor® Investment Grade Bond Fund - Class A	2023	$82,024	$27,050	$107	$107
	2022	$68,728	$24,255	$795	$795
	2021	$200,833	$62,989	$201	$201
Fidelity Advisor® Investment Grade Bond Fund - Class M	2023	$13,720	$2,534	$8	$8
	2022	$19,381	$3,094	$10	$10
	2021	$26,016	$3,506	$38	$38
Fidelity Advisor® Investment Grade Bond Fund - Class C	2023	$0	$0	$158	$158
	2022	$0	$0	$614	$614
	2021	$0	$0	$15,853	$15,853
Fidelity Advisor® Short-Term Bond Fund - Class A	2023	$88,734	$44,291	$516	$516
	2022	$106,811	$57,079	$2,448	$2,448
	2021	$128,133	$65,484	$1,945	$1,945
Fidelity Advisor® Short-Term Bond Fund - Class M	2023	$16,821	$3,569	$325	$325
	2022	$18,731	$3,971	$357	$357
	2021	$18,233	$4,940	$19	$19
Fidelity Advisor® Short-Term Bond Fund - Class C	2023	$0	$0	$666	$666
	2022	$0	$0	$530	$530
	2021	$0	$0	$3,804	$3,804
Fidelity Advisor® Total Bond Fund - Class A	2023	$257,027	$125,947	$869	$869
	2022	$225,052	$89,971	$1,846	$1,846
	2021	$445,126	$185,276	$3,053	$3,053
Fidelity Advisor® Total Bond Fund - Class M	2023	$61,338	$11,441	$6	$6
	2022	$55,950	$11,446	$923	$923
	2021	$93,955	$18,716	$2,373	$2,373
Fidelity Advisor® Total Bond Fund - Class C	2023	$0	$0	$796	$796
	2022	$0	$0	$1,568	$1,568
	2021	$0	$0	$24,719	$24,719
The Trustees have approved Distribution and Service Plans on behalf of Class A, Class M, Class C, Class I, and Class Z of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
The Plan adopted for each fund or class, as applicable, is described in the prospectus.
The table below shows the distribution and/or service fees paid for the fiscal year ended August 31, 2023.
Fund(s)	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC(A)	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC(A)
Fidelity Advisor® Limited Term Bond Fund - Class A	$0	$0	$0	$830,418	$771,556	$58,862
Fidelity Advisor® Limited Term Bond Fund - Class M	$0	$0	$0	$281,936	$280,942	$994
Fidelity Advisor® Limited Term Bond Fund - Class C	$198,416	$187,722	$10,694	$66,139	$62,575	$3,564
Fidelity Advisor® Mortgage Securities Fund - Class A	$0	$0	$0	$57,214	$55,131	$2,083
Fidelity Advisor® Mortgage Securities Fund - Class M	$0	$0	$0	$22,137	$22,021	$116
Fidelity Advisor® Mortgage Securities Fund - Class C	$16,776	$15,621	$1,155	$5,592	$5,207	$385
Fidelity Advisor® Investment Grade Bond Fund - Class A	$0	$0	$0	$414,105	$401,058	$13,047
Fidelity Advisor® Investment Grade Bond Fund - Class M	$0	$0	$0	$67,717	$67,589	$128
Fidelity Advisor® Investment Grade Bond Fund - Class C	$150,734	$137,937	$12,797	$50,245	$45,979	$4,266
Fidelity Advisor® Short-Term Bond Fund - Class A	$0	$0	$0	$319,433	$292,356	$27,077
Fidelity Advisor® Short-Term Bond Fund - Class M	$0	$0	$0	$80,407	$80,278	$129
Fidelity Advisor® Short-Term Bond Fund - Class C	$217,224	$174,689	$42,535	$72,408	$58,230	$14,178
Fidelity Advisor® Total Bond Fund - Class A	$0	$0	$0	$1,900,807	$1,840,017	$60,790
Fidelity Advisor® Total Bond Fund - Class M	$0	$0	$0	$732,664	$730,562	$2,102
Fidelity Advisor® Total Bond Fund - Class C	$802,677	$674,553	$128,124	$267,559	$224,850	$42,709
(A)Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Under each Class I and Class Z Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
Each Class I and Class Z Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. In addition, each Class I and Class Z Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class I and Class Z shares of each fund.
Under each Class A, Class M, and Class C Plan, if the payment of management fees by the fund to Fidelity Management & Research Company LLC is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan.
Each Class A, Class M, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class M, and Class C shares.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that each Class I and Class Z Plan does not authorize payments by Class I and Class Z shares of a fund other than those made to FMR under its management contract with the fund.
To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
Each Class A, Class M, and Class C Plan does not provide for specific payments by Class A, Class M, and Class C of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.
In addition to the distribution and/or service fees paid by FDC to intermediaries, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares, or upon directions, make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor funds and the Advisor classes of shares on an annual basis.
In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.
A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.
FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.
Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.
TRANSFER AND SERVICE AGENT AGREEMENTS
Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives a position fee and/or an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. For employee benefit plan accounts, FIIOC receives an asset-based fee. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets of a fund or class, as applicable.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by FMR, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.
FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services.
Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the funds through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.
Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.
The annual rates for pricing and bookkeeping services for the funds are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.
FMR bears the cost of pricing and bookkeeping services under the terms of its Fundwide Agreement with each fund (except for Fidelity Advisor® Limited Term Bond Fund and Fidelity® Short-Term Bond Fund).
Effective April 1, 2023, FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with Fidelity Advisor® Limited Term Bond Fund and Fidelity® Short-Term Bond Fund.
Pricing and bookkeeping fees paid by FMR to FSC for the fiscal year(s) ended August 31, 2023, 2022, and 2021 are shown in the following table.
Fund	2023	2022	2021
Fidelity Advisor® Limited Term Bond Fund	$854,030	$1,070,155	$1,130,177
Fidelity Advisor® Mortgage Securities Fund	$341,773	$370,049	$439,126
Fidelity® Investment Grade Bond Fund	$1,312,248	$1,346,528	$1,372,559
Fidelity® Short-Term Bond Fund	$860,796	$967,831	$1,073,369
Fidelity® Total Bond Fund	$2,078,707	$2,122,571	$2,138,921

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
	Fidelity Advisor® Limited Term Bond Fund	Fidelity Advisor® Mortgage Securities Fund	Fidelity® Investment Grade Bond Fund	Fidelity® Short-Term Bond Fund
Gross income from securities lending activities	$181,874	$68,307	$5,348,861	$306,822
Fees paid to securities lending agent from a revenue split	$0	$0	$0	$0
Administrative fees	$0	$0	$0	$0
Rebate (paid to borrower)	$167,342	$59,557	$4,719,284	$258,139
Other fees not included in the revenue split (lending agent fees to NFS)	$1,404	$855	$57,659	$4,773
Aggregate fees/compensation for securities lending activities	$168,746	$60,412	$4,776,942	$262,912
Net income from securities lending activities	$13,128	$7,895	$571,919	$43,910

Security Lending Activities	Fund(s)
Fidelity® Total Bond Fund
Gross income from securities lending activities	$8,542,657
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$7,728,216
Other fees not included in the revenue split (lending agent fees to NFS)	$80,151
Aggregate fees/compensation for securities lending activities	$7,808,367
Net income from securities lending activities	$734,290

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS
Trust Organization.
Fidelity Advisor® Limited Term Bond Fund is a fund of Fidelity Advisor Series II, an open-end management investment company created under an initial declaration of trust dated April 23, 1986.
Fidelity Advisor® Mortgage Securities Fund is a fund of Fidelity Advisor Series II, an open-end management investment company created under an initial declaration of trust dated April 23, 1986.
Fidelity® Investment Grade Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
Fidelity® Short-Term Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
Fidelity® Total Bond Fund is a fund of Fidelity Income Fund, an open-end management investment company created under an initial declaration of trust dated August 7, 1984.
The Trustees are permitted to create additional funds in the trusts and to create additional classes of a fund.
The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.
Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.
Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian(s).
Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of Fidelity Advisor® Limited Term Bond Fund and Fidelity® Investment Grade Bond Fund.
The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity Advisor® Mortgage Securities Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund.
Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets of taxable funds in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.
Each fund will provide a full list of holdings monthly on www.401k.com (log in) (plan accounts) or institutional.fidelity.com (all other accounts) 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).
FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.
There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended August 31, 2023, and report of the independent registered public accounting firm, are included in each fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund/Class	Class A	Class M	Class C	Class I	Class Z
Fidelity® Tactical Bond Fund/Fidelity Advisor® Tactical Bond Fund	FTKAX	FTYMX	FTKCX	FBAHX	FBAPX

Fund of Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2023

This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated October 30, 2023, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at institutional.fidelity.com.
For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
ATBF-PTB-1023
1.9904502.103

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market Central fund, FMR looks through to the holdings of the Central fund.
For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.
Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the Central funds will be based upon the investment results of those funds.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Contingent Convertible Securities. Contingent convertible securities are securities typically issued by banking institutions that, under certain circumstances, may convert into common stock of the issuer or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds and regulatory actions calling into question the issuing banking institution's continued viability as a going-concern. Contingent convertibles' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Contingent convertibles may have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
Contingent convertibles will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the contingent convertibles against the issuer in respect of or arising under the terms of the contingent convertibles will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the contingent convertibles are converted into the issuer's underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
The value of contingent convertibles is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the contingent convertibles; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Country or Geographic Region. Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Floating Rate Loans and Other Debt Securities. Floating rate loans consist generally of obligations of companies or other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower (recapitalization); acquiring another company (acquisition); taking over control of a company (leveraged buyout); temporary financing (bridge loan); or refinancings, internal growth, or other general business purposes. Floating rate loans are often obligations of borrowers who are highly leveraged.
Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower's demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.
A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.
Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.
Purchasers of floating rate loans and other forms of debt securities depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected. Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt securities are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
From time to time FMR and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to a Fidelity® fund or acquire floating rate loans from a Fidelity® fund, or may be intermediate participants with respect to floating rate loans owned by a Fidelity® fund. These banks also may act as agents for floating rate loans that a Fidelity® fund owns.
The following paragraphs pertain to floating rate loans: Agents, Participation Interests, Collateral, Floating Interest Rates, Maturity, Floating Rate Loan Trading, Supply of Floating Rate Loans, Restrictive Covenants, Fees, and Other Types of Floating Rate Debt Securities.
Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the "agent") for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.
In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.
Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser's rights against the borrower but also for the receipt and processing of payments due under the floating rate loan.
Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.
For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a fund and the borrower, if the participation interest does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.
Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.
Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.
In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.
There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.
Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.
Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the Secured Overnight Financing Rate (SOFR), London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. The interest rate payable on some floating rate loans may be subject to an upper limit ("cap") or lower ("floor").
The interest rate on SOFR- and LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.
The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between SOFR, LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.
Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.
Floating Rate Loan Trading. Floating rate loans are generally subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.
Supply of Floating Rate Loans. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.
Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.
Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.
Other Types of Floating Rate Debt Securities. Floating rate debt securities include other forms of indebtedness of borrowers such as notes and bonds, securities with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted by its investment policies, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. Fidelity® Tactical Bond Fund reserves the right to invest without limitation in investment-grade, money market or short-term debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS
Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.
In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.
In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.
The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.
All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.
Canada. Canada is generally politically stable; its banking system is relatively robust and its financial market relatively transparent. Meanwhile, Canada is sensitive to commodity price changes. It is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.
The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (USMCA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.
Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the strength of the Canadian dollar may also negatively impact Canada's ability to export, which could limit Canada's economic growth. The global pandemic and the conflict in Ukraine continue to negatively impact the world economy including the Canadian market.
Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).
While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. Countries adopting the euro must adjust to a unified monetary system which has resulted in the loss of exchange rate flexibility and, to some degree, the loss of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and the resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.
Political. From the 2000s through the early 2010s, the EU extended its membership to Eastern European countries. It has accepted several Eastern European countries as new members and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement as well as impede both national and supranational governance.
An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the Russian invasion of Ukraine in February 2022 and the ongoing Russia-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.
It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.
The transition to a more unified economic system also brings uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.
The influx of migrants and refugees seeking resettlement in the EU as a result of ongoing conflicts around the world also poses certain risks to the EU. Additionally, the conflict in Ukraine has caused significant humanitarian and economic concerns for Europe. A protracted conflict would increase the number of refugees coming into Europe, cause increase in commodity prices and supply-chain disruptions, add pressure to inflation, and deepen output losses. Furthermore, there is the risk that the conflict in Ukraine may spread to other areas of Europe. All of these would adversely impact a fund's investment in Europe.
 The COVID-19 pandemic has served to exacerbate need in unstable regions, leading to increased numbers of refugees. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.
Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.
The United Kingdom (UK) left the European Union (EU) on January 31, 2020 under the terms of a negotiated departure deal. A transition period, which kept most pre-departure arrangements in place, ended on December 31, 2020, and the UK entered into a new trading relationship with the EU under the terms of the EU-UK Trade and Cooperation Agreement (TCA) which reflected the long-term, post-transition landscape. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom's withdrawal from the European Union. Significant economic and regulatory uncertainty caused by the UK's exit from the EU has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit are also being shaped by new trade deals that the UK is negotiating with several other countries, including the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replicate or replace. The impact of Brexit, and these new trade agreements, on the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a fund's investments. In addition to managing the effects of Brexit, the United Kingdom is currently grappling with financial crises. Uncertainty regarding the UK government's economic and financial policies may have a negative effect on investors and the impact of these crises may have a significant adverse effect on the value of a fund's investments.
The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.
The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending. Most recently, in September 2019, the ECB announced a new bond-buying program and changed its targeted long-term refinancing rate to provide more favorable bank lending conditions. In response to the economic consequences of the COVID-19 pandemic, the ECB significantly increased bond purchases, and only began slowing their purchasing strategy in September 2021.
Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. These effects, however, would likely have a negative impact on a fund's investments in the region.
Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis, the effects of the COVID-19 pandemic, and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.
Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or to the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.
Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, whereas Denmark has pegged its currency to the euro. Generally, Nordic countries have strong business environments, highly educated workforces, and relatively stable financial markets and political systems. Faced with stronger global competition in recent years, however, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies. The ongoing COVID-19 pandemic and the conflict in Ukraine continue to pose economic risks to Nordic countries.
Eastern Europe. Investing in the securities of Eastern European issuers may be highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Eastern European countries have different levels of political and economic stability. Some countries have more integrated economies and relatively robust banking and financial sectors while other countries continue to be burdened by regional, political, and military conflicts. In many countries in Eastern Europe, political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. The ongoing conflict in Ukraine poses great risk to Eastern European countries' economic stability and the continued effects of the COVID-19 pandemic have an adverse impact on the overall region.
Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's invasion of Ukraine may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.
In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.
Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.
Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the economic hardship across Africa and the developing world, and the Russia-Ukraine conflict. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.
Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Japan's economic strengths-low public external debt, relatively consistent currency, and highly innovative industries-have helped combat these recurring recessionary forces. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks, including massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses. Furthermore, Japan's economic growth rate could be impacted by the Bank of Japan's monetary policies, rising interest rates and global inflation, tax increases, budget deficits, and volatility in the Japanese yen.
Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. In particular, Japan is heavily dependent on oil imports, and higher commodity prices could have a negative impact on its economy. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Moreover, the animosity between Japan and other Asian countries, such as China and Korea, may affect the trading relations between these countries. China's territorial ambition over Taiwan may negatively impact Japan's relationship with China given Japan's historical and economic interests in Taiwan. Similarly, the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.
Japan's economic recovery has been affected by stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.
Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long-term potential of this strategy remains uncertain, as the first of two planned increases in Japan's consumption tax resulted in a decline in consumption and the effect of the second increase remains to be seen. While Japan has historically kept inflation in the country relatively low, global economic challenges such as rising inflation and commodity shortages, worsened by the ongoing effects of the COVID-19 pandemic and the conflict in Ukraine, may have a negative impact on Japan's economy.
Asia Pacific Region (ex Japan). While the Asia Pacific region has substantial potential for economic growth, many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition to the regional military threats and conflicts, the effects of the conflict in Ukraine may adversely impact the economies of countries in the region. The recent global supply chain disruptions and rising inflation have stressed the economies of countries in the region that rely substantially on international trade. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact any country's economy in the region. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the region.
Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. The Australian and New Zealand economies are also heavily dependent on the economies of China and other Asian countries. Countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Significantly, the Australian economy has declined in recent years and, in 2019, the Reserve Bank of Australia cut interest rates to an all-time low in response to a reduction in consumption brought on, in part, by a downturn in the property market and rising levels in unemployment. The Reserve Bank of Australia cut rates further in response to the economic effects of the COVID-19 pandemic. However, rising global inflation in 2022 forced the Reserve Bank to raise interest rates to combat the effects of the tightening of monetary policies in most countries, Russia's invasion of Ukraine, and the COVID-19 containment measures and other policy challenges in China. Furthermore, any future growth experienced in the region may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly lower demand for the natural resources many Asia Pacific economies export. Since China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and several Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by the lack of available capital for investment resulting from the European debt crisis and by persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.
The Republic of Korea (South Korea). Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as in the region overall.
South Korea has one of the more advanced economies and established democratic political systems in the Asia-Pacific region with a relatively sound financial sector and solid external position. South Korea's economic reliance on international trade, however, makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and makes it vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years. Such continued growth may slow, in part, due to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. Notably, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy's long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.
China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.
Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, a decline in the real estate market, which many observers believed to be inflated, and most recently, the COVID-19 pandemic and China's containment strategy. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may diminish because of weakened economic growth in those countries, resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.
Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.
Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.
In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.
People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over the regulation of industrial development and, ultimately, over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. China's continued hold on its economy, coupled with a legal system less consistent and less comprehensive than developed markets, poses a risk to foreign investors.
After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low-cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduce foreign investments in the country. The reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy, among other things. After a period of intensified concerns about trade tariffs and the continued escalation of the trade war between China and the United States, the two countries reached a trade agreement in January 2020. If the countries reinstitute tariffs, it may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry with a potentially negative impact to a fund. These kinds of events and their consequences are difficult to foresee, and it is unclear whether future tariffs may be imposed or other escalating actions may be taken in the future. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raise the fear of both accidental military conflict and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.
As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. Despite the expanding body of law in China, however, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.
China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. For instance, Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market (CIBM) in compliance with the relevant rules established by applicable Chinese regulators. While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. As foreign investment access to CIBM is relatively new and its rules may be materially amended as the program continues to develop, it is uncertain how this program will impact economic growth within China.
Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors (A-shares). Although the Chinese government has announced plans to merge the two markets, it is uncertain whether, and to what extent, such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.
Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (Stock Connect Programs) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas limiting the maximum daily net purchases as well as daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund's ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.
Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. More recently, however, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's continued inclusion in the basket of currencies that comprise the International Monetary Fund's (IMF) Special Drawing Rights.
Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Moreover, the Public Company Accounting Oversight Board (PCAOB) has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms within China. The Chinese government has taken positions that prevent PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. As such, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. PCAOB's limited ability to oversee the operations of auditing firms within China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact a fund's investments in such companies.
Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement several policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities to comply with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.
Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong, however, is able to participate in international organizations and agreements and continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law.
By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. Despite this treaty, political uncertainty continues to exist within Hong Kong, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them. For example, in June 2020, China adopted the Law of the PRC on Safeguarding National Security, which severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on 11 Hong Kong officials for cracking down on pro-democracy protests. Pro-democracy protests, which have become increasingly violent over time, continued into 2021, although the Hong Kong government's crackdown and the COVID-19 pandemic have contributed to the reduction of large-scale protests. There is no guarantee, however, that additional protests will not arise in the future, and it is uncertain whether the United States will respond to such protests with additional sanctions.
Hong Kong has experienced strong economic growth in recent years in part due to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.
Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Tensions have lowered, however, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.
India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, potential new, disruptive COVID-19 variants, uncertain global economic conditions, possible additional increases in commodity prices, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of India to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.
The Indian economy is heavily dependent on exports and services provided to U.S. and European companies and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. Increases in global oil and commodity prices due to the COVID-19 pandemic and the conflict in Ukraine have further contributed to India's rising inflation and a widening of the current account deficit. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.
India's market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have, in the past, been subject to closure, broker defaults and broker strikes, and there can be no certainty that these will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.
Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India. As a result, major shareholders' actions may cause significant fluctuations in the prices of securities. Additionally, insider trading may undermine both the market price accuracy of securities and investors' confidence in the market. The illiquidity in the market may make it difficult for a fund to dispose of securities at certain times.
Furthermore, securities laws or other areas of laws may not be fully developed in India and accounting and audit standards may not be as rigorous as those in the U.S. market. Additionally, information about issuers may be less transparent, all of which increases risk to foreign investors and makes it potentially difficult to obtain and enforce court orders. The legal system may also favor domestic investors over foreign investors.
The Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. Such reformation efforts, however, have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.
Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, however many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Indonesia to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.
In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia's central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Despite these efforts, Indonesia's relatively weak legal system poses a risk to foreign investors. Indonesia's tax administration can be inefficient, and a persistent informal market exists. Moreover, global inflation and the shortage of certain commodities caused by the COVID-19 pandemic and the conflict in Ukraine may continue to adversely affect Indonesia's economic recovery.
Indonesia's dependence on resource extraction and exports leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.
Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. Thailand's manageable public and external debt burden as well as the country's acceptable fiscal and monetary policy are also positive factors for foreign investors. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices, and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. Weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability, however, may cause additional risks for investments in Thailand. The risk of political instability has proven substantial as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. Following the coup, the military junta formally controlled the government from 2014 until July 2019.  Parliamentary elections were held in May 2019 in which pro-military parties won a slim majority and the former military junta leader became Prime Minister. International watchdog groups, however, claimed the election was not free and fair. Since the election there have been a number of attempts to unseat the Prime Minister and protests challenging his leadership and the monarchy. An election is due to take place before May 2023. Uncertainty regarding the upcoming election could have a negative impact on economic growth.
In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low-cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Thailand to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy.
Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Additionally, the Philippines' solid monetary and fiscal policies, relatively low external debt, and foreign exchange reserves support the country's economic stability. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, high-risk security environment, high dependency on electronic exports and the tourism sector, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In more recent years, poverty rates have declined; however, there is no guarantee that this trend will continue. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the Philippines to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country.
Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. Additionally, some Latin American countries have a growing middle class and an increasingly diversified economy. In recent periods, however, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. Specifically, the region has recently suffered from the effects of Argentina's economic crisis. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic. Rising global inflation, supply chain disruptions, the tightening of monetary policies in other countries, and high energy and food prices caused by the COVID-19 pandemic and the conflict in Ukraine pose significant challenges to Latin American countries' economies.
The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. There can be no guarantee, however, that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China, the effects of the COVID-19 pandemic, and the conflict in Ukraine. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.
Certain Latin American countries may experience significant and unexpected adjustments to their currencies which may have an adverse effect on foreign investors. Furthermore, some Latin American currencies have recently experienced steady devaluations relative to the U.S. dollar and have had to make significant adjustments in their currencies. Continued adjustments and devaluations of currencies in certain countries may undermine a fund's investment there.
Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled in 2014 that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. The ruling increases the risk of default on all sovereign debt containing similar clauses. Although Argentina settled with its bondholders following the 2014 court ruling, the country defaulted on its debt obligations again in May 2020. While Argentina emerged from its 2020 default after negotiation with its bondholders, analysts and investors are concerned that another default is inevitable given the troubles with Argentina's bond market and soaring inflation.
As a result of their dependence on foreign credit and loans, a number of Latin American economies may be adversely affected by the increases in interest rates by the U.S. Federal Reserve in recent months and by the rising global inflation. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.
Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.
Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and to respond to the needs of its citizens. To date, however, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.
In the last several years, as significant income from oil and commodity exports boosted Russia's economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The conflict with Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, which include banning Russia from global payments systems that facilitate cross-border payments, combined with a collapse in energy and commodity prices, have slowed the Russian economy, which has continued to experience recessionary trends. Economic sanctions include, among others, prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, certain asset freezes of Russian businesses and officials, and certain freezes of Russian securities. As a result, Russian securities declined significantly in value, and the Russian currency, ruble, has experienced great fluctuations. These sanctions may also result in a downgrade in Russia's credit rating and/or a decline in the value and liquidity of Russian securities, property, or interests. Furthermore, these sanctions may impair the ability of a fund to buy, sell, hold, receive, or deliver the affected securities. Further possible actions by Russia could lead to greater consequences for the Russian economy.
Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940, as amended (1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. These services, however, are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.
The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.
Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.
The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country's credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund's liquidity.
Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant fluctuations due to the conflict in Ukraine and the sanctions imposed by the West. The Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. Such reserves, however, are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Russia's foreign exchange reserves may be spent to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions which, in turn, creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, due to significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.
The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries. For instance, changes in investment policies or shifts in political climates in the region could result in changes to government regulations such as price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls, and labor and welfare benefit policies. Any unexpected changes to these policies or regulations may result in increased investment, operating or compliance expenses for a fund and may have an adverse effect on a fund's business and financial condition.
Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite the trend towards democratization in recent years, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced by the political situation in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.
The protracted civil war in Syria has given rise to numerous militias, terrorist groups and, most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region and has caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries.
Regional instability has not been confined to the Middle East. In Nigeria, Africa's largest economy, continued conflicts between the government and various insurgent groups have caused grave humanitarian and economic consequences. In addition, Africa has experienced a number of regional health crises in recent years, which have demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis. African countries, particularly in Eastern and sub-Saharan Africa, have struggled to access sufficient quantities of COVID-19 vaccines to support their populations.
Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.
Although geographically remote from the conflict in Ukraine, Middle Eastern and African countries are subject to the adverse effect Russia's invasion of Ukraine brought to the global economy. Surging oil and food prices are straining the external and fiscal balances of commodity-importing countries and have increased food security problems in these regions. These economic disruptions may undermine a fund's investment in these countries.
Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility compared to those found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or could negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.
South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led to tremendous downgrades in South Africa's credit ratings in recent years. Although the ratings are slowly recovering, such downgrades in South African sovereign debt and the likelihood of an issuer default could have serious consequences for investments in South Africa.
The securities markets in these countries are generally less developed. Financial information about the issuers is not always publicly available, and these issuers are not subjected to uniform accounting, auditing, and financial reporting rules. Market volatility, lower trading volume, illiquidity, and rising global inflation all create risks for a fund investing in these countries. These shortcomings may undermine a fund's investment in these countries.
Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund's interests in securities denominated in such currencies.
PORTFOLIO TRANSACTIONS
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.
To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.
The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
The Selection of Securities Brokers and Dealers
The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.
Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.
The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.
Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.
Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.
FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.
If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.
Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.
1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
For Fidelity® Tactical Bond Fund, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended August 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.

Turnover Rates	2023	2022(A),(B)
Fidelity® Tactical Bond Fund	39%	96%

(A)Fund commenced operations on February 10, 2022.
(B)Annualized.

For the fiscal year(s) ended August 31, 2023 and 2022, Fidelity® Tactical Bond Fund paid no brokerage commissions.
During the fiscal year ended August 31, 2023, Fidelity® Tactical Bond Fund paid no brokerage commissions to firms for providing research or brokerage services.
During the twelve-month period ended June 30, 2023, Fidelity® Tactical Bond Fund did not allocate brokerage commissions to firms for providing research or brokerage services.
VALUATION
The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.
Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:
Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING, SELLING, AND EXCHANGING INFORMATION
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.
In addition to the exchange privileges listed in the fund's prospectus, the fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.
Class A: Shares of Class A may be exchanged for Class Z or Class I shares of the same fund.
Class M: Shares of Class M may be exchanged for Class A (on a load-waived basis), Class Z, or Class I shares of the same fund.
Class C: Shares of Class C may be exchanged for Class A, Class M, Class Z, or Class I shares of the same fund.
Class I: Shares of Class I may be exchanged for Class A, if you are no longer eligible for Class I, or Class Z shares of the same fund.
Class Z: Shares of Class Z may be exchanged for Class A or Class I shares of the same fund if you are no longer eligible for Class Z.
The fund may terminate or modify its exchange privileges in the future.

DISTRIBUTIONS AND TAXES
Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
The following table shows the fund's aggregate capital loss carryforward as of August 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Fidelity® Tactical Bond Fund	$1,312,500
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. Some of the information may not apply to certain shareholders, including tax-advantaged retirement plan shareholders. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.
The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g., for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.
The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.
The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds' valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.
The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.
During the fiscal year ended August 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	8
Audit Committee	4
Fair Valuation Committee	3
Governance and Nominating Committee	10

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022. (The information is as of August 31, 2023 for Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer, Trustee as of October 18, 2023.)
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Abigail P Johnson	Christine J Thompson	Jennifer Toolin McAuliffe
Fidelity® Tactical Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S Acton	Laura M Bishop	Ann E Dunwoody	John Engler
Fidelity® Tactical Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$10,001-$50,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Robert F Gartland	Robert W Helm	Arthur E Johnson	Michael E Kenneally
Fidelity® Tactical Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Mark A Murray	Carol J Zierhoffer
Fidelity® Tactical Bond Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table(A)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S Acton	Laura M Bishop(B)	Ann E Dunwoody	John Engler
Fidelity® Tactical Bond Fund	$10	$9	$9	$9
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$563,000	$184,000	$502,500	$496,000

AGGREGATE COMPENSATION FROM A FUND	Robert F Gartland	Robert W Helm(D)	Arthur E Johnson	Michael E Kenneally
Fidelity® Tactical Bond Fund	$10	$9	$8	$11
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$565,000	$502,500	$492,500	$612,500

AGGREGATE COMPENSATION FROM A FUND	Mark A Murray	Carol J Zierhoffer(E)
Fidelity® Tactical Bond Fund	$9	$5
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$497,500	$0

(A) Jonathan Chiel, Abigail P. Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.

(B) Ms. Bishop served as a Member of the Advisory Board of Fidelity Salem Street Trust from September 1, 2022 through October 17, 2023. Ms. Bishop serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(C) Reflects compensation received for the calendar year ended December 31, 2022 for 295 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Laura M. Bishop, $73,674; Ann E. Dunwoody, $274,597; John Engler, $274,597; Robert F. Gartland, $180,000; Robert W. Helm, $274,597; and Mark A. Murray, $274,597.

(D) Mr. Helm served as a Member of the Advisory Board of Fidelity Salem Street Trust from June 1, 2021 through October 17, 2023. Mr. Helm serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(E) Ms. Zierhoffer served as a Member of the Advisory Board of Fidelity Salem Street Trust from March 1, 2023 through October 17, 2023. Ms. Zierhoffer serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

As of August 31, 2023, approximately 58.41% of the fund's total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent. By virtue of her ownership interest in FMR LLC, as described in the "Control of Investment Advisers" section, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Ms. Johnson's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.
As of August 31, 2023, the following owned of record and/or beneficially 5% or more of the outstanding shares:
Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor® Tactical Bond Fund - Class A	FMR CAPITAL	BOSTON	MA	62.66%
Fidelity Advisor® Tactical Bond Fund - Class A	FOWLE	EDINBORO	PA	9.04%
Fidelity Advisor® Tactical Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	6.33%
Fidelity Advisor® Tactical Bond Fund - Class C	FMR CAPITAL	BOSTON	MA	97.10%
Fidelity Advisor® Tactical Bond Fund - Class I	TD AMERITRADE CLEARING INC	OMAHA	NE	62.96%
Fidelity Advisor® Tactical Bond Fund - Class I	FMR CAPITAL	BOSTON	MA	31.26%
Fidelity Advisor® Tactical Bond Fund - Class M	FMR CAPITAL	BOSTON	MA	89.53%
Fidelity Advisor® Tactical Bond Fund - Class Z	FMR CAPITAL	BOSTON	MA	37.21%
Fidelity® Tactical Bond Fund(A)	FMR CAPITAL	BOSTON	MA	66.88%
Fidelity® Tactical Bond Fund(A)	PLAGE	BEDFORD	NH	5.99%

(A) The ownership information shown above is for a class of shares of the fund.
As of August 31, 2023, the following owned of record and/or beneficially 25% or more of the outstanding shares:
Fund Name	Owner Name	City	State	Ownership %
Fidelity® Tactical Bond Fund	FMR CAPITAL	BOSTON	MA	58.41%
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059
The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $3,413 billion of group net assets - the approximate level for August 2023 - was 0.0960%, which is the weighted average of the respective fee rates for each level of group net assets up to $3,413 billion.
The individual fund fee rate for the fund is set forth in the following table. Based on the average group net assets for August 2023, the fund's annual management fee rate would be calculated as follows:
Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity® Tactical Bond Fund	0.0960%	+	0.4500%	=	0.5460%
One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
The following table shows the amount of management fees paid by the fund for the fiscal year(s) ended August 31, 2023 and 2022 to its current manager and prior affiliated manager(s), if any.
Fund(s)	Fiscal Years Ended	Management Fees Paid to Investment Adviser
Fidelity® Tactical Bond Fund	2023(A)	$185,768
	2022(B)	$95,567
(A)On October 1, 2022, FMR reduced the individual fund fee rate for the fund from 0.50% to 0.45%.
(B)Fund commenced operations on February 10, 2022.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.
Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.
On behalf of the fund, FMR has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).
On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK.
Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).
FMR, and not the fund, pays the sub-advisers.
Jeff Moore is Co-Portfolio Manager of Fidelity® Tactical Bond Fund and receives compensation for those services. Michael Plage is Co-Portfolio Manager of Fidelity® Tactical Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of Fidelity® Tactical Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Aggregate Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
The following table provides information relating to other accounts managed by Jeff Moore as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	17	16
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$99,279	$14,345	$7,903
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Tactical Bond Fund ($40 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Tactical Bond Fund beneficially owned by Mr. Moore was none.
The following table provides information relating to other accounts managed by Michael Plage as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	11	18
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$72,330	$9,356	$11,176
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Tactical Bond Fund ($40 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Tactical Bond Fund beneficially owned by Mr. Plage was over $1,000,000.
PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
Sales charge revenues collected and retained by FDC for the fiscal year(s) ended August 31, 2023 and 2022 are shown in the following table.
		Sales Charge Revenue		CDSC Revenue
Fund	Fiscal Year Ended	Amount Paid to FDC	Amount Retained By FDC	Amount Paid to FDC	Amount Retained By FDC
Fidelity Advisor® Tactical Bond Fund - Class A	2023	$2,826	$891	$0	$0
	2022	$0	$0	$0	$0
Fidelity Advisor® Tactical Bond Fund - Class M	2023	$86	$0	$0	$0
	2022	$0	$0	$0	$0
Fidelity Advisor® Tactical Bond Fund - Class C	2023	$0	$0	$0	$0
	2022	$0	$0	$0	$0
The Trustees have approved Distribution and Service Plans on behalf of Class A, Class M, Class C, Class I, and Class Z of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plans, as approved by the Trustees, allow shares of the fund and/or FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
The table below shows the distribution and/or service fees paid for the fiscal year ended August 31, 2023.
Fund(s)	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC(A)	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC(A)
Fidelity Advisor® Tactical Bond Fund - Class A	$0	$0	$0	$8,184	$2,388	$5,796
Fidelity Advisor® Tactical Bond Fund - Class M	$0	$0	$0	$6,380	$629	$5,751
Fidelity Advisor® Tactical Bond Fund - Class C	$17,628	$473	$17,155	$5,876	$158	$5,718
(A)Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Under each Class I and Class Z Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
Each Class I and Class Z Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. In addition, each Class I and Class Z Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class I and Class Z shares of the fund.
Under each Class A, Class M, and Class C Plan, if the payment of management fees by the fund to Fidelity Management & Research Company LLC is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan.
Each Class A, Class M, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class M, and Class C shares.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that each Class I and Class Z Plan does not authorize payments by Class I and Class Z shares of the fund other than those made to FMR under its management contract with the fund.
To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
Each Class A, Class M, and Class C Plan does not provide for specific payments by Class A, Class M, and Class C of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.
In addition to the distribution and/or service fees paid by FDC to intermediaries, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares, or upon directions, make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the fund on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor funds and the Advisor classes of shares on an annual basis.
In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.
The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.
FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.
Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives a position fee and/or an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. For employee benefit plan accounts, FIIOC receives an asset-based fee. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets of a fund or class, as applicable.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by FMR, according to the percentage of the QTP's, or a fund of funds' assets that is invested in the fund.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.
FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services.
Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the fund through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
The annual rates for pricing and bookkeeping services for the fund are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.
Pricing and bookkeeping fees paid by the fund to FSC for the fiscal year(s) ended August 31, 2023 and 2022 are shown in the following table.
Fund	2023	2022(A)
Fidelity® Tactical Bond Fund	$13,998	$6,637

(A) Fund commenced operations on February 10, 2022.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
Fidelity® Tactical Bond Fund(A)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$0
Other fees not included in the revenue split (lending agent fees to NFS)	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

(A) The fund did not lend securities during the year.
A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Fidelity® Tactical Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.
Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.
Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian(s).
State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for the fund and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
The fund will provide a full list of holdings monthly on institutional.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).
FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended August 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund	Ticker
Fidelity® SAI Low Duration Income Fund	FZOLX
Fidelity® SAI Short-Term Bond Fund	FZOMX
Fidelity® SAI Total Bond Fund	FSMTX

Funds of Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
This Statement of Additional Information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated October 30, 2023, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
STB-PTB-1023
1.9887626.105

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are each fund's fundamental investment limitations set forth in their entirety.
Diversification
For each fund:
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
For Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund:
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.
For Fidelity® SAI Total Bond Fund:
The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.
Borrowing
For each fund:
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
For each fund:
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
For Fidelity® SAI Low Duration Income Fund:
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, FMR deems the financial services industry to include the group of industries within the financial services sector.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market Central fund, FMR looks through to the holdings of the Central fund.
For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.
For Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund:
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, FMR looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market Central fund, FMR looks through to the holdings of the Central fund.
For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.
Real Estate
For each fund:
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
For each fund:
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
For each fund:
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
For Fidelity® SAI Low Duration Income Fund:
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
For Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund:
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
For each fund:
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
For each fund:
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
For each fund:
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
Loans
For Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund:
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)
For Fidelity® SAI Total Bond Fund:
The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.
Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the Central funds will be based upon the investment results of those funds.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Funds' Rights as Investors. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted by its investment policies, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. Each of Fidelity® SAI Low Duration Income Fund, Fidelity® SAI Short-Term Bond Fund, and Fidelity® SAI Total Bond Fund reserves the right to invest without limitation in investment-grade, money market or short-term debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS
Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.
In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.
In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.
The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.
All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.
PORTFOLIO TRANSACTIONS
Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.
To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.
The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
A fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
The Selection of Securities Brokers and Dealers
The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.
Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.
The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.
Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.
Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.
FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.
If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.
Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.
1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.
The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
For each of Fidelity® SAI Low Duration Income Fund, Fidelity® SAI Short-Term Bond Fund, and Fidelity® SAI Total Bond Fund, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended August 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.

Turnover Rates	2023	2022
Fidelity® SAI Low Duration Income Fund	46%	59%
Fidelity® SAI Short-Term Bond Fund	55%	74%
Fidelity® SAI Total Bond Fund	204%	132%

During the fiscal year ended August 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended August 31, 2023.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® SAI Low Duration Income Fund	Bank of America Corp.	$119,565,202
	Citigroup, Inc.	$152,514,861
	Goldman Sachs Group, Inc.	$124,410,485
	JPMorgan Chase & Co.	$155,397,615
	Barclays PLC	$73,307,051
	Toronto - Dominion Bank	$46,026,680
	Royal Bank of Canada	$87,401,954
	Mizuho Financial Group Inc	$47,410,366
Fidelity® SAI Short-Term Bond Fund	Morgan Stanley	$49,211,998
	JPMorgan Chase & Co.	$28,388,580
	Goldman Sachs Group, Inc.	$44,747,444
	BNP Paribas	$12,565,504
	Citigroup, Inc.	$32,368,249
	Bank of America Corp.	$57,547,882
	Societe Generale	$20,231,642
	Deutsche Bank AG	$22,576,567
Fidelity® SAI Total Bond Fund	Goldman Sachs Group, Inc.	$160,127,370
	UBS AG	$109,612,539
	Morgan Stanley	$131,063,299
	Barclays PLC	$90,932,849
	Citigroup, Inc.	$114,115,491
	JPMorgan Chase & Co.	$267,266,658
	Bank of America Corp.	$206,286,285
	BNP Paribas	$26,923,950

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended August 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity® SAI Low Duration Income Fund	2023	$0	0.00%
	2022	$0	0.00%
	2021(A)	$0	0.00%
Fidelity® SAI Short-Term Bond Fund	2023	$12,104	0.00%
	2022	$862	0.00%
	2021(A)	$0	0.00%
Fidelity® SAI Total Bond Fund	2023	$132,721	0.00%
	2022	$90,038	0.00%
	2021	$103,345	0.00%

(A) Fund commenced operations on September 15, 2020.
The table below shows the total amount of brokerage commissions paid by the following fund(s) to an affiliated broker for the fiscal year(s) ended August 31, 2023, 2022, and 2021. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended August 31, 2023. Affiliated brokers are paid on a commission basis.
Fund(s)	Fiscal Year Ended	Broker	Affiliated With	C	ommissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
Fidelity® SAI Low Duration Income Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021(A)	FCM	FMR LLC		$0
	2021(A)	Luminex	FMR LLC		$0
Fidelity® SAI Short-Term Bond Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021(A)	FCM	FMR LLC		$0
	2021(A)	Luminex	FMR LLC		$0
Fidelity® SAI Total Bond Fund	2023	FCM	FMR LLC		$228	0.17%	0.02%
	2023	Luminex	FMR LLC		$6	0.00%	0.00%
	2022	FCM	FMR LLC		$123
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$264
	2021	Luminex	FMR LLC		$69
(A)Fund commenced operations on September 15, 2020.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended August 31, 2023.
Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Fidelity® SAI Low Duration Income Fund	2023	$0	$0
Fidelity® SAI Short-Term Bond Fund	2023	$0	$0
Fidelity® SAI Total Bond Fund	2023	$12,751	$49,722,121
The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended June 30, 2023.
Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services(A)
Fidelity® SAI Low Duration Income Fund	June 30, 2023	$0
Fidelity® SAI Short-Term Bond Fund	June 30, 2023	$0
Fidelity® SAI Total Bond Fund	June 30, 2023	$2,256
(A) The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated each fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.
Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:
Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
Each fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares are offered exclusively to certain clients of the Adviser or its affiliates.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Fidelity Management & Research Company LLC or its affiliates from mutual funds for investment management or certain other services.
A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.
The following table shows a fund's aggregate capital loss carryforward as of August 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Fidelity® SAI Low Duration Income Fund	$4,625,854
Fidelity® SAI Short-Term Bond Fund	$49,533,125
Fidelity® SAI Total Bond Fund	$806,555,100
Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. Because each fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.
The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g., for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.
The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.
The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds' valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.
The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.
During the fiscal year ended August 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	8
Audit Committee	4
Fair Valuation Committee	3
Governance and Nominating Committee	10

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022. (The information is as of August 31, 2023 for Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer, Trustee as of October 18, 2023.)
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Abigail P Johnson	Christine J Thompson	Jennifer Toolin McAuliffe
Fidelity® SAI Low Duration Income Fund	none	none	none	$10,001-$50,000
Fidelity® SAI Short-Term Bond Fund	none	none	none	$1-$10,000
Fidelity® SAI Total Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S Acton	Laura M Bishop	Ann E Dunwoody	John Engler
Fidelity® SAI Low Duration Income Fund	none	none	none	none
Fidelity® SAI Short-Term Bond Fund	none	none	none	none
Fidelity® SAI Total Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$10,001-$50,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Robert F Gartland	Robert W Helm	Arthur E Johnson	Michael E Kenneally
Fidelity® SAI Low Duration Income Fund	over $100,000	none	none	none
Fidelity® SAI Short-Term Bond Fund	over $100,000	none	none	none
Fidelity® SAI Total Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Mark A Murray	Carol J Zierhoffer
Fidelity® SAI Low Duration Income Fund	none	none
Fidelity® SAI Short-Term Bond Fund	none	none
Fidelity® SAI Total Bond Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table(A)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S Acton	Laura M Bishop(B)	Ann E Dunwoody	John Engler
Fidelity® SAI Low Duration Income Fund	$1,518	$1,365	$1,360	$1,355
Fidelity® SAI Short-Term Bond Fund	$713	$641	$639	$637
Fidelity® SAI Total Bond Fund	$5,837	$5,257	$5,231	$5,206
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$563,000	$184,000	$502,500	$496,000

AGGREGATE COMPENSATION FROM A FUND	Robert F Gartland	Robert W Helm(D)	Arthur E Johnson	Michael E Kenneally
Fidelity® SAI Low Duration Income Fund	$1,522	$1,404	$1,312	$1,646
Fidelity® SAI Short-Term Bond Fund	$715	$661	$616	$773
Fidelity® SAI Total Bond Fund	$5,851	$5,380	$5,045	$6,321
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$565,000	$502,500	$492,500	$612,500

AGGREGATE COMPENSATION FROM A FUND	Mark A Murray	Carol J Zierhoffer(E)
Fidelity® SAI Low Duration Income Fund	$1,349	$738
Fidelity® SAI Short-Term Bond Fund	$634	$364
Fidelity® SAI Total Bond Fund	$5,180	$2,561
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$497,500	$0

(A) Jonathan Chiel, Abigail P. Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.

(B) Ms. Bishop served as a Member of the Advisory Board of Fidelity Salem Street Trust from September 1, 2022 through October 17, 2023. Ms. Bishop serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(C) Reflects compensation received for the calendar year ended December 31, 2022 for 295 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Laura M. Bishop, $73,674; Ann E. Dunwoody, $274,597; John Engler, $274,597; Robert F. Gartland, $180,000; Robert W. Helm, $274,597; and Mark A. Murray, $274,597.

(D) Mr. Helm served as a Member of the Advisory Board of Fidelity Salem Street Trust from June 1, 2021 through October 17, 2023. Mr. Helm serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(E) Ms. Zierhoffer served as a Member of the Advisory Board of Fidelity Salem Street Trust from March 1, 2023 through October 17, 2023. Ms. Zierhoffer serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

As of August 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.
As of August 31, 2023, the following owned of record and/or beneficially 5% or more of the outstanding shares:
Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity® SAI Short-Term Bond Fund	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	12.68%
Fidelity® SAI Total Bond Fund	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	75.27%
Fidelity® SAI Total Bond Fund	STRATEGIC ADVISERS® CORE INCOME FUND	BOSTON	MA	24.73%

As of August 31, 2023, the following owned of record and/or beneficially 25% or more of the outstanding shares:
Fund Name	Owner Name	City	State	Ownership %
Fidelity® SAI Total Bond Fund	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	75.28%
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Distributors Company LLC (FDC), and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, a fund pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fees.
For the services of FMR under the management contract, Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund each pay FMR a monthly management fee at the annual rate of 0.20% of the fund's average net assets throughout the month.
For the services of FMR under the management contract, Fidelity® SAI Total Bond Fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.
The following is the fee schedule for Fidelity® SAI Total Bond Fund:
GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059
The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $3,413 billion of group net assets - the approximate level for August 2023 - was 0.0960%, which is the weighted average of the respective fee rates for each level of group net assets up to $3,413 billion.
The individual fund fee rate for Fidelity® SAI Total Bond Fund is set forth in the following table. Based on the average group net assets for August 2023, a fund's annual management fee rate would be calculated as follows:
Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity® SAI Total Bond Fund	0.0960%	+	0.2000%	=	0.2960%
One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
The following table shows the amount of management fees paid by a fund for the fiscal year(s) ended August 31, 2023, 2022, and 2021 to its current manager and prior affiliated manager(s), if any.
Fund(s)	Fiscal Years Ended	Management Fees Paid to Investment Adviser
Fidelity® SAI Low Duration Income Fund	2023(A)	$13,411,912
	2022	$13,085,325
	2021(B)	$10,695,298
Fidelity® SAI Short-Term Bond Fund	2023(C)	$6,306,968
	2022	$5,691,732
	2021(B)	$4,637,288
Fidelity® SAI Total Bond Fund	2023	$58,492,895
	2022	$54,747,769
	2021	$49,656,658
(A)On April 1, 2023, FMR reduced the management fee rate paid by Fidelity® SAI Low Duration Income Fund from 0.30% to 0.20%.
(B)Fund commenced operations on September 15, 2020.
(C)On April 1, 2023, FMR replaced Fidelity® SAI Short-Term Bond Fund's management fee, which consisted of a group fee rate component plus an individual fee rate component, with a flat rate. Effective April 1, 2023, the fund's annual management fee rate has been reduced to 0.20% of its average net assets.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.
Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.
On behalf of each fund, FMR has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).
On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK.
Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).
FMR, and not the fund, pays the sub-advisers.
Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for Fidelity® SAI Total Bond Fund.
David DeBiase is Co-Portfolio Manager of Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund and receives compensation for those services. Rob Galusza is Co-Portfolio Manager of Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund and receives compensation for those services. Julian Potenza is Co-Portfolio Manager of Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund and receives compensation for those services. Franco Castagliuolo is Co-Portfolio Manager of Fidelity® SAI Total Bond Fund and receives compensation for those services. Michael Foggin is Co-Portfolio Manager of Fidelity® SAI Total Bond Fund and receives compensation for those services. Celso Munoz is Co-Portfolio Manager of Fidelity® SAI Total Bond Fund and receives compensation for those services. Ford O'Neil is Co-Portfolio Manager of Fidelity® SAI Total Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. DeBiase's, Mr. Galusza's, Mr. Potenza's, Mr. Foggin's, Mr. Munoz's, and Mr. O'Neil's bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the fund measured against the benchmark index identified below for the fund. Another component of Mr. Foggin's bonus is based on the pre-tax investment performance of the portion of the fund's assets the portfolio manager manages measured against the Bloomberg Global Aggregate Credit Ex U.S. Index Hedged (USD).  The portion of Mr. Castagliuolo's bonus that is linked to the investment performance of Fidelity® SAI Total Bond Fund is based on the pre-tax investment performance of the portion of the fund's assets the portfolio manager manages measured against the Bloomberg U.S. MBS Index.
Fund / Benchmark Index
Fidelity® SAI Low Duration Income Fund / Bloomberg U.S. Treasury Bill: 6-9 Months Index
Fidelity® SAI Short-Term Bond Fund / Bloomberg U.S. 1-3 Year Government/Credit Bond Index
Fidelity® SAI Total Bond Fund / Bloomberg U.S. Universal Bond Index
Benjamin Harrison is Co-Portfolio Manager of Fidelity® SAI Total Bond Fund and receives compensation for managing the high income bond investments of the fund. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Harrison's bonus that is linked to the investment performance of Fidelity® SAI Total Bond Fund is based on the pre-tax investment performance of the fund's assets allocated to the high income asset class of the fund within the Lipper℠ High Yield Funds.
Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
The following table provides information relating to other accounts managed by David DeBiase as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$46,664
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Low Duration Income Fund ($6,246 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Low Duration Income Fund beneficially owned by Mr. DeBiase was none.
The following table provides information relating to other accounts managed by Rob Galusza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	55
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,423
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Low Duration Income Fund ($6,246 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Low Duration Income Fund beneficially owned by Mr. Galusza was none.
The following table provides information relating to other accounts managed by Julian Potenza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	53
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,102
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Low Duration Income Fund ($6,246 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Low Duration Income Fund beneficially owned by Mr. Potenza was none.
The following table provides information relating to other accounts managed by David DeBiase as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$46,664
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Short-Term Bond Fund ($3,192 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Short-Term Bond Fund beneficially owned by Mr. DeBiase was none.
The following table provides information relating to other accounts managed by Rob Galusza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	55
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,423
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Short-Term Bond Fund ($3,192 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Short-Term Bond Fund beneficially owned by Mr. Galusza was none.
The following table provides information relating to other accounts managed by Julian Potenza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	53
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,102
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Short-Term Bond Fund ($3,192 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Short-Term Bond Fund beneficially owned by Mr. Potenza was none.
The following table provides information relating to other accounts managed by Franco Castagliuolo as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$53,856	$2,436	$325
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® SAI Total Bond Fund managed by Mr. Castagliuolo ($3,554 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Total Bond Fund beneficially owned by Mr. Castagliuolo was none.
The following table provides information relating to other accounts managed by Michael Foggin as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	12	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,761	$9,205	$1,199
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® SAI Total Bond Fund managed by Mr. Foggin ($512 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Total Bond Fund beneficially owned by Mr. Foggin was none.
The following table provides information relating to other accounts managed by Benjamin Harrison as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	20	4	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,206	$1,697	$501
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® SAI Total Bond Fund managed by Mr. Harrison ($1,382 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Total Bond Fund beneficially owned by Mr. Harrison was none.
The following table provides information relating to other accounts managed by Celso Munoz as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$103,507	$7,821	$7,978
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Total Bond Fund ($20,278 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Total Bond Fund beneficially owned by Mr. Munoz was none.
The following table provides information relating to other accounts managed by Ford O'Neil as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	10	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$123,631	$12,958	$3,167
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Total Bond Fund ($20,278 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Total Bond Fund beneficially owned by Mr. O'Neil was none.
PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
Each fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
A fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
The Plan adopted for each fund or class, as applicable, is described in the prospectus.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of each fund.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that each Plan does not authorize payments by shares of a fund other than those made to FMR under its management contract with the fund.
To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from each fund.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.
Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives no fee from each fund.
FMR bears the cost of transfer agency services and pricing and bookkeeping services.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
	Fidelity® SAI Low Duration Income Fund	Fidelity® SAI Short-Term Bond Fund	Fidelity® SAI Total Bond Fund
Gross income from securities lending activities	$1,192,681	$1,335,048	$8,441,512
Fees paid to securities lending agent from a revenue split	$0	$0	$0
Administrative fees	$0	$0	$0
Rebate (paid to borrower)	$1,129,586	$1,219,858	$7,641,588
Other fees not included in the revenue split (lending agent fees to NFS)	$6,185	$11,296	$75,765
Aggregate fees/compensation for securities lending activities	$1,135,771	$1,231,155	$7,717,353
Net income from securities lending activities	$56,910	$103,893	$724,159

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Fidelity® SAI Low Duration Income Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
Fidelity® SAI Short-Term Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
Fidelity® SAI Total Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.
Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian(s).
Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of Fidelity® SAI Total Bond Fund.
The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund.
Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets of taxable funds in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firms.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund and provides other audit, tax, and related services.
Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for Fidelity® SAI Low Duration Income Fund and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION
Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.
Each fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).
FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.
There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended August 31, 2023, and report of the independent registered public accounting firm, are included in each fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund/Class	Ticker
Fidelity® Tactical Bond Fund/Fidelity® Tactical Bond Fund	FBAGX

Fund of Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2023

This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated October 30, 2023, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
TBF-PTB-1023
1.9904495.103

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market Central fund, FMR looks through to the holdings of the Central fund.
For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.
Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the Central funds will be based upon the investment results of those funds.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Contingent Convertible Securities. Contingent convertible securities are securities typically issued by banking institutions that, under certain circumstances, may convert into common stock of the issuer or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds and regulatory actions calling into question the issuing banking institution's continued viability as a going-concern. Contingent convertibles' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Contingent convertibles may have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
Contingent convertibles will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the contingent convertibles against the issuer in respect of or arising under the terms of the contingent convertibles will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the contingent convertibles are converted into the issuer's underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
The value of contingent convertibles is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the contingent convertibles; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Country or Geographic Region. Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Floating Rate Loans and Other Debt Securities. Floating rate loans consist generally of obligations of companies or other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower (recapitalization); acquiring another company (acquisition); taking over control of a company (leveraged buyout); temporary financing (bridge loan); or refinancings, internal growth, or other general business purposes. Floating rate loans are often obligations of borrowers who are highly leveraged.
Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower's demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.
A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.
Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.
Purchasers of floating rate loans and other forms of debt securities depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected. Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt securities are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
From time to time FMR and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to a Fidelity® fund or acquire floating rate loans from a Fidelity® fund, or may be intermediate participants with respect to floating rate loans owned by a Fidelity® fund. These banks also may act as agents for floating rate loans that a Fidelity® fund owns.
The following paragraphs pertain to floating rate loans: Agents, Participation Interests, Collateral, Floating Interest Rates, Maturity, Floating Rate Loan Trading, Supply of Floating Rate Loans, Restrictive Covenants, Fees, and Other Types of Floating Rate Debt Securities.
Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the "agent") for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.
In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.
Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser's rights against the borrower but also for the receipt and processing of payments due under the floating rate loan.
Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.
For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a fund and the borrower, if the participation interest does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.
Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.
Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.
In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.
There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.
Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.
Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the Secured Overnight Financing Rate (SOFR), London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. The interest rate payable on some floating rate loans may be subject to an upper limit ("cap") or lower ("floor").
The interest rate on SOFR- and LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.
The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between SOFR, LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.
Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.
Floating Rate Loan Trading. Floating rate loans are generally subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.
Supply of Floating Rate Loans. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.
Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.
Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.
Other Types of Floating Rate Debt Securities. Floating rate debt securities include other forms of indebtedness of borrowers such as notes and bonds, securities with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted by its investment policies, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. Fidelity® Tactical Bond Fund reserves the right to invest without limitation in investment-grade, money market or short-term debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS
Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.
In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.
In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.
The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.
All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.
Canada. Canada is generally politically stable; its banking system is relatively robust and its financial market relatively transparent. Meanwhile, Canada is sensitive to commodity price changes. It is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.
The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (USMCA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.
Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the strength of the Canadian dollar may also negatively impact Canada's ability to export, which could limit Canada's economic growth. The global pandemic and the conflict in Ukraine continue to negatively impact the world economy including the Canadian market.
Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).
While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. Countries adopting the euro must adjust to a unified monetary system which has resulted in the loss of exchange rate flexibility and, to some degree, the loss of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and the resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.
Political. From the 2000s through the early 2010s, the EU extended its membership to Eastern European countries. It has accepted several Eastern European countries as new members and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement as well as impede both national and supranational governance.
An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the Russian invasion of Ukraine in February 2022 and the ongoing Russia-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.
It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.
The transition to a more unified economic system also brings uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.
The influx of migrants and refugees seeking resettlement in the EU as a result of ongoing conflicts around the world also poses certain risks to the EU. Additionally, the conflict in Ukraine has caused significant humanitarian and economic concerns for Europe. A protracted conflict would increase the number of refugees coming into Europe, cause increase in commodity prices and supply-chain disruptions, add pressure to inflation, and deepen output losses. Furthermore, there is the risk that the conflict in Ukraine may spread to other areas of Europe. All of these would adversely impact a fund's investment in Europe.
 The COVID-19 pandemic has served to exacerbate need in unstable regions, leading to increased numbers of refugees. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.
Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.
The United Kingdom (UK) left the European Union (EU) on January 31, 2020 under the terms of a negotiated departure deal. A transition period, which kept most pre-departure arrangements in place, ended on December 31, 2020, and the UK entered into a new trading relationship with the EU under the terms of the EU-UK Trade and Cooperation Agreement (TCA) which reflected the long-term, post-transition landscape. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom's withdrawal from the European Union. Significant economic and regulatory uncertainty caused by the UK's exit from the EU has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit are also being shaped by new trade deals that the UK is negotiating with several other countries, including the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replicate or replace. The impact of Brexit, and these new trade agreements, on the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a fund's investments. In addition to managing the effects of Brexit, the United Kingdom is currently grappling with financial crises. Uncertainty regarding the UK government's economic and financial policies may have a negative effect on investors and the impact of these crises may have a significant adverse effect on the value of a fund's investments.
The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.
The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending. Most recently, in September 2019, the ECB announced a new bond-buying program and changed its targeted long-term refinancing rate to provide more favorable bank lending conditions. In response to the economic consequences of the COVID-19 pandemic, the ECB significantly increased bond purchases, and only began slowing their purchasing strategy in September 2021.
Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. These effects, however, would likely have a negative impact on a fund's investments in the region.
Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis, the effects of the COVID-19 pandemic, and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.
Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or to the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.
Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, whereas Denmark has pegged its currency to the euro. Generally, Nordic countries have strong business environments, highly educated workforces, and relatively stable financial markets and political systems. Faced with stronger global competition in recent years, however, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies. The ongoing COVID-19 pandemic and the conflict in Ukraine continue to pose economic risks to Nordic countries.
Eastern Europe. Investing in the securities of Eastern European issuers may be highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Eastern European countries have different levels of political and economic stability. Some countries have more integrated economies and relatively robust banking and financial sectors while other countries continue to be burdened by regional, political, and military conflicts. In many countries in Eastern Europe, political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. The ongoing conflict in Ukraine poses great risk to Eastern European countries' economic stability and the continued effects of the COVID-19 pandemic have an adverse impact on the overall region.
Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's invasion of Ukraine may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.
In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.
Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.
Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the economic hardship across Africa and the developing world, and the Russia-Ukraine conflict. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.
Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Japan's economic strengths-low public external debt, relatively consistent currency, and highly innovative industries-have helped combat these recurring recessionary forces. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks, including massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses. Furthermore, Japan's economic growth rate could be impacted by the Bank of Japan's monetary policies, rising interest rates and global inflation, tax increases, budget deficits, and volatility in the Japanese yen.
Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. In particular, Japan is heavily dependent on oil imports, and higher commodity prices could have a negative impact on its economy. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Moreover, the animosity between Japan and other Asian countries, such as China and Korea, may affect the trading relations between these countries. China's territorial ambition over Taiwan may negatively impact Japan's relationship with China given Japan's historical and economic interests in Taiwan. Similarly, the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.
Japan's economic recovery has been affected by stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.
Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long-term potential of this strategy remains uncertain, as the first of two planned increases in Japan's consumption tax resulted in a decline in consumption and the effect of the second increase remains to be seen. While Japan has historically kept inflation in the country relatively low, global economic challenges such as rising inflation and commodity shortages, worsened by the ongoing effects of the COVID-19 pandemic and the conflict in Ukraine, may have a negative impact on Japan's economy.
Asia Pacific Region (ex Japan). While the Asia Pacific region has substantial potential for economic growth, many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition to the regional military threats and conflicts, the effects of the conflict in Ukraine may adversely impact the economies of countries in the region. The recent global supply chain disruptions and rising inflation have stressed the economies of countries in the region that rely substantially on international trade. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact any country's economy in the region. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the region.
Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. The Australian and New Zealand economies are also heavily dependent on the economies of China and other Asian countries. Countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Significantly, the Australian economy has declined in recent years and, in 2019, the Reserve Bank of Australia cut interest rates to an all-time low in response to a reduction in consumption brought on, in part, by a downturn in the property market and rising levels in unemployment. The Reserve Bank of Australia cut rates further in response to the economic effects of the COVID-19 pandemic. However, rising global inflation in 2022 forced the Reserve Bank to raise interest rates to combat the effects of the tightening of monetary policies in most countries, Russia's invasion of Ukraine, and the COVID-19 containment measures and other policy challenges in China. Furthermore, any future growth experienced in the region may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly lower demand for the natural resources many Asia Pacific economies export. Since China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and several Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by the lack of available capital for investment resulting from the European debt crisis and by persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.
The Republic of Korea (South Korea). Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as in the region overall.
South Korea has one of the more advanced economies and established democratic political systems in the Asia-Pacific region with a relatively sound financial sector and solid external position. South Korea's economic reliance on international trade, however, makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and makes it vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years. Such continued growth may slow, in part, due to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. Notably, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy's long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.
China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.
Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, a decline in the real estate market, which many observers believed to be inflated, and most recently, the COVID-19 pandemic and China's containment strategy. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may diminish because of weakened economic growth in those countries, resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.
Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.
Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.
In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.
People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over the regulation of industrial development and, ultimately, over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. China's continued hold on its economy, coupled with a legal system less consistent and less comprehensive than developed markets, poses a risk to foreign investors.
After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low-cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduce foreign investments in the country. The reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy, among other things. After a period of intensified concerns about trade tariffs and the continued escalation of the trade war between China and the United States, the two countries reached a trade agreement in January 2020. If the countries reinstitute tariffs, it may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry with a potentially negative impact to a fund. These kinds of events and their consequences are difficult to foresee, and it is unclear whether future tariffs may be imposed or other escalating actions may be taken in the future. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raise the fear of both accidental military conflict and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.
As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. Despite the expanding body of law in China, however, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.
China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. For instance, Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market (CIBM) in compliance with the relevant rules established by applicable Chinese regulators. While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. As foreign investment access to CIBM is relatively new and its rules may be materially amended as the program continues to develop, it is uncertain how this program will impact economic growth within China.
Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors (A-shares). Although the Chinese government has announced plans to merge the two markets, it is uncertain whether, and to what extent, such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.
Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (Stock Connect Programs) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas limiting the maximum daily net purchases as well as daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund's ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.
Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. More recently, however, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's continued inclusion in the basket of currencies that comprise the International Monetary Fund's (IMF) Special Drawing Rights.
Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Moreover, the Public Company Accounting Oversight Board (PCAOB) has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms within China. The Chinese government has taken positions that prevent PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. As such, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. PCAOB's limited ability to oversee the operations of auditing firms within China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact a fund's investments in such companies.
Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement several policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities to comply with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.
Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong, however, is able to participate in international organizations and agreements and continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law.
By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. Despite this treaty, political uncertainty continues to exist within Hong Kong, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them. For example, in June 2020, China adopted the Law of the PRC on Safeguarding National Security, which severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on 11 Hong Kong officials for cracking down on pro-democracy protests. Pro-democracy protests, which have become increasingly violent over time, continued into 2021, although the Hong Kong government's crackdown and the COVID-19 pandemic have contributed to the reduction of large-scale protests. There is no guarantee, however, that additional protests will not arise in the future, and it is uncertain whether the United States will respond to such protests with additional sanctions.
Hong Kong has experienced strong economic growth in recent years in part due to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.
Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Tensions have lowered, however, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.
India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, potential new, disruptive COVID-19 variants, uncertain global economic conditions, possible additional increases in commodity prices, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of India to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.
The Indian economy is heavily dependent on exports and services provided to U.S. and European companies and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. Increases in global oil and commodity prices due to the COVID-19 pandemic and the conflict in Ukraine have further contributed to India's rising inflation and a widening of the current account deficit. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.
India's market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have, in the past, been subject to closure, broker defaults and broker strikes, and there can be no certainty that these will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.
Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India. As a result, major shareholders' actions may cause significant fluctuations in the prices of securities. Additionally, insider trading may undermine both the market price accuracy of securities and investors' confidence in the market. The illiquidity in the market may make it difficult for a fund to dispose of securities at certain times.
Furthermore, securities laws or other areas of laws may not be fully developed in India and accounting and audit standards may not be as rigorous as those in the U.S. market. Additionally, information about issuers may be less transparent, all of which increases risk to foreign investors and makes it potentially difficult to obtain and enforce court orders. The legal system may also favor domestic investors over foreign investors.
The Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. Such reformation efforts, however, have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.
Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, however many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Indonesia to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.
In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia's central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Despite these efforts, Indonesia's relatively weak legal system poses a risk to foreign investors. Indonesia's tax administration can be inefficient, and a persistent informal market exists. Moreover, global inflation and the shortage of certain commodities caused by the COVID-19 pandemic and the conflict in Ukraine may continue to adversely affect Indonesia's economic recovery.
Indonesia's dependence on resource extraction and exports leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.
Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. Thailand's manageable public and external debt burden as well as the country's acceptable fiscal and monetary policy are also positive factors for foreign investors. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices, and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. Weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability, however, may cause additional risks for investments in Thailand. The risk of political instability has proven substantial as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. Following the coup, the military junta formally controlled the government from 2014 until July 2019.  Parliamentary elections were held in May 2019 in which pro-military parties won a slim majority and the former military junta leader became Prime Minister. International watchdog groups, however, claimed the election was not free and fair. Since the election there have been a number of attempts to unseat the Prime Minister and protests challenging his leadership and the monarchy. An election is due to take place before May 2023. Uncertainty regarding the upcoming election could have a negative impact on economic growth.
In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low-cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Thailand to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy.
Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Additionally, the Philippines' solid monetary and fiscal policies, relatively low external debt, and foreign exchange reserves support the country's economic stability. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, high-risk security environment, high dependency on electronic exports and the tourism sector, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In more recent years, poverty rates have declined; however, there is no guarantee that this trend will continue. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the Philippines to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country.
Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. Additionally, some Latin American countries have a growing middle class and an increasingly diversified economy. In recent periods, however, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. Specifically, the region has recently suffered from the effects of Argentina's economic crisis. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic. Rising global inflation, supply chain disruptions, the tightening of monetary policies in other countries, and high energy and food prices caused by the COVID-19 pandemic and the conflict in Ukraine pose significant challenges to Latin American countries' economies.
The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. There can be no guarantee, however, that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China, the effects of the COVID-19 pandemic, and the conflict in Ukraine. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.
Certain Latin American countries may experience significant and unexpected adjustments to their currencies which may have an adverse effect on foreign investors. Furthermore, some Latin American currencies have recently experienced steady devaluations relative to the U.S. dollar and have had to make significant adjustments in their currencies. Continued adjustments and devaluations of currencies in certain countries may undermine a fund's investment there.
Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled in 2014 that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. The ruling increases the risk of default on all sovereign debt containing similar clauses. Although Argentina settled with its bondholders following the 2014 court ruling, the country defaulted on its debt obligations again in May 2020. While Argentina emerged from its 2020 default after negotiation with its bondholders, analysts and investors are concerned that another default is inevitable given the troubles with Argentina's bond market and soaring inflation.
As a result of their dependence on foreign credit and loans, a number of Latin American economies may be adversely affected by the increases in interest rates by the U.S. Federal Reserve in recent months and by the rising global inflation. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.
Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.
Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and to respond to the needs of its citizens. To date, however, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.
In the last several years, as significant income from oil and commodity exports boosted Russia's economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The conflict with Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, which include banning Russia from global payments systems that facilitate cross-border payments, combined with a collapse in energy and commodity prices, have slowed the Russian economy, which has continued to experience recessionary trends. Economic sanctions include, among others, prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, certain asset freezes of Russian businesses and officials, and certain freezes of Russian securities. As a result, Russian securities declined significantly in value, and the Russian currency, ruble, has experienced great fluctuations. These sanctions may also result in a downgrade in Russia's credit rating and/or a decline in the value and liquidity of Russian securities, property, or interests. Furthermore, these sanctions may impair the ability of a fund to buy, sell, hold, receive, or deliver the affected securities. Further possible actions by Russia could lead to greater consequences for the Russian economy.
Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940, as amended (1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. These services, however, are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.
The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.
Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.
The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country's credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund's liquidity.
Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant fluctuations due to the conflict in Ukraine and the sanctions imposed by the West. The Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. Such reserves, however, are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Russia's foreign exchange reserves may be spent to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions which, in turn, creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, due to significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.
The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries. For instance, changes in investment policies or shifts in political climates in the region could result in changes to government regulations such as price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls, and labor and welfare benefit policies. Any unexpected changes to these policies or regulations may result in increased investment, operating or compliance expenses for a fund and may have an adverse effect on a fund's business and financial condition.
Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite the trend towards democratization in recent years, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced by the political situation in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.
The protracted civil war in Syria has given rise to numerous militias, terrorist groups and, most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region and has caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries.
Regional instability has not been confined to the Middle East. In Nigeria, Africa's largest economy, continued conflicts between the government and various insurgent groups have caused grave humanitarian and economic consequences. In addition, Africa has experienced a number of regional health crises in recent years, which have demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis. African countries, particularly in Eastern and sub-Saharan Africa, have struggled to access sufficient quantities of COVID-19 vaccines to support their populations.
Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.
Although geographically remote from the conflict in Ukraine, Middle Eastern and African countries are subject to the adverse effect Russia's invasion of Ukraine brought to the global economy. Surging oil and food prices are straining the external and fiscal balances of commodity-importing countries and have increased food security problems in these regions. These economic disruptions may undermine a fund's investment in these countries.
Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility compared to those found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or could negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.
South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led to tremendous downgrades in South Africa's credit ratings in recent years. Although the ratings are slowly recovering, such downgrades in South African sovereign debt and the likelihood of an issuer default could have serious consequences for investments in South Africa.
The securities markets in these countries are generally less developed. Financial information about the issuers is not always publicly available, and these issuers are not subjected to uniform accounting, auditing, and financial reporting rules. Market volatility, lower trading volume, illiquidity, and rising global inflation all create risks for a fund investing in these countries. These shortcomings may undermine a fund's investment in these countries.
Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund's interests in securities denominated in such currencies.
PORTFOLIO TRANSACTIONS
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.
To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.
The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
The Selection of Securities Brokers and Dealers
The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.
Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.
The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.
Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.
Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.
FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.
If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.
Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.
1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
For Fidelity® Tactical Bond Fund, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended August 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.

Turnover Rates	2023	2022(A),(B)
Fidelity® Tactical Bond Fund	39%	96%

(A)Fund commenced operations on February 10, 2022.
(B)Annualized.

For the fiscal year(s) ended August 31, 2023 and 2022, Fidelity® Tactical Bond Fund paid no brokerage commissions.
During the fiscal year ended August 31, 2023, Fidelity® Tactical Bond Fund paid no brokerage commissions to firms for providing research or brokerage services.
During the twelve-month period ended June 30, 2023, Fidelity® Tactical Bond Fund did not allocate brokerage commissions to firms for providing research or brokerage services.
VALUATION
The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.
Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:
Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING, SELLING, AND EXCHANGING INFORMATION
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
The following table shows the fund's aggregate capital loss carryforward as of August 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Fidelity® Tactical Bond Fund	$1,312,500
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.
The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g., for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.
The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.
The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds' valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.
The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.
During the fiscal year ended August 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	8
Audit Committee	4
Fair Valuation Committee	3
Governance and Nominating Committee	10

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022. (The information is as of August 31, 2023 for Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer, Trustee as of October 18, 2023.)
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Abigail P Johnson	Christine J Thompson	Jennifer Toolin McAuliffe
Fidelity® Tactical Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S Acton	Laura M Bishop	Ann E Dunwoody	John Engler
Fidelity® Tactical Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$10,001-$50,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Robert F Gartland	Robert W Helm	Arthur E Johnson	Michael E Kenneally
Fidelity® Tactical Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Mark A Murray	Carol J Zierhoffer
Fidelity® Tactical Bond Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table(A)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S Acton	Laura M Bishop(B)	Ann E Dunwoody	John Engler
Fidelity® Tactical Bond Fund	$10	$9	$9	$9
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$563,000	$184,000	$502,500	$496,000

AGGREGATE COMPENSATION FROM A FUND	Robert F Gartland	Robert W Helm(D)	Arthur E Johnson	Michael E Kenneally
Fidelity® Tactical Bond Fund	$10	$9	$8	$11
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$565,000	$502,500	$492,500	$612,500

AGGREGATE COMPENSATION FROM A FUND	Mark A Murray	Carol J Zierhoffer(E)
Fidelity® Tactical Bond Fund	$9	$5
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$497,500	$0

(A) Jonathan Chiel, Abigail P. Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.

(B) Ms. Bishop served as a Member of the Advisory Board of Fidelity Salem Street Trust from September 1, 2022 through October 17, 2023. Ms. Bishop serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(C) Reflects compensation received for the calendar year ended December 31, 2022 for 295 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Laura M. Bishop, $73,674; Ann E. Dunwoody, $274,597; John Engler, $274,597; Robert F. Gartland, $180,000; Robert W. Helm, $274,597; and Mark A. Murray, $274,597.

(D) Mr. Helm served as a Member of the Advisory Board of Fidelity Salem Street Trust from June 1, 2021 through October 17, 2023. Mr. Helm serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(E) Ms. Zierhoffer served as a Member of the Advisory Board of Fidelity Salem Street Trust from March 1, 2023 through October 17, 2023. Ms. Zierhoffer serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

As of August 31, 2023, approximately 58.41% of the fund's total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent. By virtue of her ownership interest in FMR LLC, as described in the "Control of Investment Advisers" section, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Ms. Johnson's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.
As of August 31, 2023, the following owned of record and/or beneficially 5% or more of the outstanding shares:
Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor® Tactical Bond Fund - Class A	FMR CAPITAL	BOSTON	MA	62.66%
Fidelity Advisor® Tactical Bond Fund - Class A	FOWLE	EDINBORO	PA	9.04%
Fidelity Advisor® Tactical Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	6.33%
Fidelity Advisor® Tactical Bond Fund - Class C	FMR CAPITAL	BOSTON	MA	97.10%
Fidelity Advisor® Tactical Bond Fund - Class I	TD AMERITRADE CLEARING INC	OMAHA	NE	62.96%
Fidelity Advisor® Tactical Bond Fund - Class I	FMR CAPITAL	BOSTON	MA	31.26%
Fidelity Advisor® Tactical Bond Fund - Class M	FMR CAPITAL	BOSTON	MA	89.53%
Fidelity Advisor® Tactical Bond Fund - Class Z	FMR CAPITAL	BOSTON	MA	37.21%
Fidelity® Tactical Bond Fund(A)	FMR CAPITAL	BOSTON	MA	66.88%
Fidelity® Tactical Bond Fund(A)	PLAGE	BEDFORD	NH	5.99%

(A) The ownership information shown above is for a class of shares of the fund.
As of August 31, 2023, the following owned of record and/or beneficially 25% or more of the outstanding shares:
Fund Name	Owner Name	City	State	Ownership %
Fidelity® Tactical Bond Fund	FMR CAPITAL	BOSTON	MA	58.41%
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059
The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $3,413 billion of group net assets - the approximate level for August 2023 - was 0.0960%, which is the weighted average of the respective fee rates for each level of group net assets up to $3,413 billion.
The individual fund fee rate for the fund is set forth in the following table. Based on the average group net assets for August 2023, the fund's annual management fee rate would be calculated as follows:
Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity® Tactical Bond Fund	0.0960%	+	0.4500%	=	0.5460%
One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
The following table shows the amount of management fees paid by the fund for the fiscal year(s) ended August 31, 2023 and 2022 to its current manager and prior affiliated manager(s), if any.
Fund(s)	Fiscal Years Ended	Management Fees Paid to Investment Adviser
Fidelity® Tactical Bond Fund	2023(A)	$185,768
	2022(B)	$95,567
(A)On October 1, 2022, FMR reduced the individual fund fee rate for the fund from 0.50% to 0.45%.
(B)Fund commenced operations on February 10, 2022.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.
Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.
On behalf of the fund, FMR has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).
On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK.
Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).
FMR, and not the fund, pays the sub-advisers.
Jeff Moore is Co-Portfolio Manager of Fidelity® Tactical Bond Fund and receives compensation for those services. Michael Plage is Co-Portfolio Manager of Fidelity® Tactical Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of Fidelity® Tactical Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Aggregate Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
The following table provides information relating to other accounts managed by Jeff Moore as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	17	16
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$99,279	$14,345	$7,903
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Tactical Bond Fund ($40 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Tactical Bond Fund beneficially owned by Mr. Moore was none.
The following table provides information relating to other accounts managed by Michael Plage as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	11	18
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$72,330	$9,356	$11,176
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Tactical Bond Fund ($40 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Tactical Bond Fund beneficially owned by Mr. Plage was over $1,000,000.
PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund.
To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.
The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.
FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.
Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.
TRANSFER AND SERVICE AGENT AGREEMENTS
For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets of a fund or class, as applicable.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by FMR, according to the percentage of the QTP's, or a fund of funds' assets that is invested in the fund.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.
Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
The annual rates for pricing and bookkeeping services for the fund are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.
Pricing and bookkeeping fees paid by the fund to FSC for the fiscal year(s) ended August 31, 2023 and 2022 are shown in the following table.
Fund	2023	2022(A)
Fidelity® Tactical Bond Fund	$13,998	$6,637

(A) Fund commenced operations on February 10, 2022.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
Fidelity® Tactical Bond Fund(A)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$0
Other fees not included in the revenue split (lending agent fees to NFS)	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

(A) The fund did not lend securities during the year.
A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Fidelity® Tactical Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.
Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.
Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian(s).
State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for the fund and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).
FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended August 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund/Class	Ticker
Fidelity® Intermediate Bond Fund	FTHRX
Fidelity® Investment Grade Bond Fund/Fidelity® Investment Grade Bond Fund	FBNDX
Fidelity Advisor® Limited Term Bond Fund/Fidelity® Limited Term Bond Fund	FJRLX
Fidelity Advisor® Mortgage Securities Fund/Fidelity® Mortgage Securities Fund	FMSFX
Fidelity® Short-Term Bond Fund/Fidelity® Short-Term Bond Fund	FSHBX
Fidelity® Total Bond Fund/Fidelity® Total Bond Fund	FTBFX

Funds of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2023

This Statement of Additional Information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated October 30, 2023, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
RCOM8-PTB-1023
1.835228.117

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are each fund's fundamental investment limitations set forth in their entirety.
Diversification
For each fund:
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
For each fund:
The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.
Borrowing
For each fund:
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
For each fund:
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
For each fund:
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
For purposes of each of Fidelity® Intermediate Bond Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.
For purposes of each of Fidelity® Intermediate Bond Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market Central fund, FMR looks through to the holdings of the Central fund.
For purposes of Fidelity Advisor® Mortgage Securities Fund's concentration limitation discussed above, the fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities.
For purposes of each of Fidelity® Intermediate Bond Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.
Real Estate
For each fund:
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
For each fund:
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
For each fund:
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.
Investing for Control or Management
For Fidelity® Intermediate Bond Fund and Fidelity® Investment Grade Bond Fund:
The fund may not invest in companies for the purpose of exercising control or management.
Pooled Funds
For Fidelity Advisor® Limited Term Bond Fund,  Fidelity Advisor® Mortgage Securities Fund and Fidelity® Intermediate Bond Fund:
The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For Fidelity® Investment Grade Bond Fund and Fidelity® Short-Term Bond Fund:
The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
For each fund:
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
For each fund:
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
For each fund:
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
For each fund:
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
Loans
For each fund (other than Fidelity Advisor® Mortgage Securities Fund and Fidelity® Short-Term Bond Fund):
The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)
For Fidelity Advisor® Mortgage Securities Fund and Fidelity® Short-Term Bond Fund:
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)
Pooled Funds
For Fidelity Advisor® Limited Term Bond Fund,  Fidelity Advisor® Mortgage Securities Fund and Fidelity® Intermediate Bond Fund:
The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For Fidelity® Investment Grade Bond Fund and Fidelity® Short-Term Bond Fund:
The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.
Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the Central funds will be based upon the investment results of those funds.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Funds' Rights as Investors. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted by its investment policies, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. Each of Fidelity® Intermediate Bond Fund, Fidelity® Investment Grade Bond Fund, Fidelity Advisor® Limited Term Bond Fund, Fidelity Advisor® Mortgage Securities Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund reserves the right to invest without limitation in investment-grade, money market or short-term debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS
Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.
In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.
In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.
The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.
All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.
PORTFOLIO TRANSACTIONS
Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.
To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.
The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
A fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
The Selection of Securities Brokers and Dealers
The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.
Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.
The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.
Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.
Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.
FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.
If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.
Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.
1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.
The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
For each of Fidelity® Intermediate Bond Fund, Fidelity® Investment Grade Bond Fund, Fidelity Advisor® Limited Term Bond Fund, Fidelity Advisor® Mortgage Securities Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended August 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.
The variation in Fidelity Advisor® Mortgage Securities Fund's portfolio turnover rate during its most recent fiscal year was the result of a decrease in the selling of TBAs.
The variation in Fidelity Advisor® Mortgage Securities Fund's portfolio turnover rate during the fiscal year ended August 31, 2022 was the result of increased use of TBAs and derivatives and related roll forward activity.

Turnover Rates	2023	2022
Fidelity® Intermediate Bond Fund	64%	80%
Fidelity® Investment Grade Bond Fund	131%	75%
Fidelity Advisor® Limited Term Bond Fund	26%	29%
Fidelity Advisor® Mortgage Securities Fund	865%	662%
Fidelity® Short-Term Bond Fund	49%	52%
Fidelity® Total Bond Fund	177%	129%

During the fiscal year ended August 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended August 31, 2023.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Intermediate Bond Fund	Morgan Stanley	$31,976,000
	BNP Paribas	$5,415,000
	Barclays PLC	$29,135,000
	Goldman Sachs Group, Inc.	$13,754,000
	Deutsche Bank AG	$24,910,000
	JPMorgan Chase & Co.	$42,726,000
	Citigroup, Inc.	$15,872,000
	Societe Generale	$15,553,000
Fidelity® Investment Grade Bond Fund	Morgan Stanley	$45,859,000
	Goldman Sachs Group, Inc.	$42,669,000
	Citigroup, Inc.	$152,182,000
	JPMorgan Chase & Co.	$86,102,000
	Bank of America Corp.	$132,634,000
	Barclays PLC	$51,215,000
	BNP Paribas	$8,416,000
Fidelity Advisor® Limited Term Bond Fund	JPMorgan Chase & Co.	$56,323,308
	Morgan Stanley	$14,300,055
	BNP Paribas	$14,729,140
	Citigroup, Inc.	$25,642,986
	Bank of America Corp.	$56,461,732
	Goldman Sachs Group, Inc.	$9,432,309
	Barclays PLC	$31,126,256
Fidelity® Short-Term Bond Fund	Morgan Stanley	$34,876,000
	Goldman Sachs Group, Inc.	$28,250,000
	Deutsche Bank AG	$38,185,000
	JPMorgan Chase & Co.	$23,962,000
	Bank of America Corp.	$42,757,000
	Societe Generale	$19,794,000
	Citigroup, Inc.	$30,210,000
	BNP Paribas	$6,540,000
	Barclays PLC	$18,015,000
Fidelity® Total Bond Fund	Bank of America Corp.	$294,675,491
	UBS AG	$143,647,312
	Goldman Sachs Group, Inc.	$254,106,930
	Barclays PLC	$143,925,296
	Morgan Stanley	$196,366,180
	Citigroup, Inc.	$189,373,618
	JPMorgan Chase & Co.	$371,739,591
	BNP Paribas	$48,033,414
	Deutsche Bank AG	$159,715,373

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended August 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity® Intermediate Bond Fund	2023	$10,191	0.00%
	2022	$14,834	0.00%
	2021	$4,969	0.00%
Fidelity® Investment Grade Bond Fund	2023	$26,588	0.00%
	2022	$18,015	0.00%
	2021	$0	0.00%
Fidelity Advisor® Limited Term Bond Fund	2023	$43,965	0.00%
	2022	$17,139	0.00%
	2021	$10,477	0.00%
Fidelity Advisor® Mortgage Securities Fund	2023	$24,806	0.00%
	2022	$26,384	0.00%
	2021	$36,226	0.00%
Fidelity® Short-Term Bond Fund	2023	$24,038	0.00%
	2022	$4,703	0.00%
	2021	$8,061	0.00%
Fidelity® Total Bond Fund	2023	$211,635	0.00%
	2022	$146,956	0.00%
	2021	$186,791	0.00%

The table below shows the total amount of brokerage commissions paid by the following fund(s) to an affiliated broker for the fiscal year(s) ended August 31, 2023, 2022, and 2021. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended August 31, 2023. Affiliated brokers are paid on a commission basis.
Fund(s)	Fiscal Year Ended	Broker	Affiliated With	C	ommissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
Fidelity® Intermediate Bond Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$0
Fidelity® Investment Grade Bond Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$0
Fidelity Advisor® Limited Term Bond Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$0
Fidelity Advisor® Mortgage Securities Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$0
Fidelity® Short-Term Bond Fund	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Luminex	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$0
Fidelity® Total Bond Fund	2023	FCM	FMR LLC		$372	0.18%	0.02%
	2023	Luminex	FMR LLC		$9	0.00%	0.00%
	2022	FCM	FMR LLC		$253
	2022	Luminex	FMR LLC		$0
	2021	FCM	FMR LLC		$456
	2021	Luminex	FMR LLC		$120
The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended August 31, 2023.
Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Fidelity® Intermediate Bond Fund	2023	$0	$0
Fidelity® Investment Grade Bond Fund	2023	$0	$0
Fidelity Advisor® Limited Term Bond Fund	2023	$0	$0
Fidelity Advisor® Mortgage Securities Fund	2023	$0	$0
Fidelity® Short-Term Bond Fund	2023	$0	$0
Fidelity® Total Bond Fund	2023	$23,855	$78,148,679
The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended June 30, 2023.
Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services(A)
Fidelity® Intermediate Bond Fund	June 30, 2023	$0
Fidelity® Investment Grade Bond Fund	June 30, 2023	$0
Fidelity Advisor® Limited Term Bond Fund	June 30, 2023	$0
Fidelity Advisor® Mortgage Securities Fund	June 30, 2023	$0
Fidelity® Short-Term Bond Fund	June 30, 2023	$0
Fidelity® Total Bond Fund	June 30, 2023	$4,475
(A) The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

VALUATION
The NAV is the value of a single share. For a non-multiple class fund, NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. For a multiple class fund, NAV is computed by adding a class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.
The Board of Trustees has designated each fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.
Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:
Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
Each fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING, SELLING, AND EXCHANGING INFORMATION
A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
The following table shows a fund's aggregate capital loss carryforward as of August 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Fidelity® Intermediate Bond Fund	$176,210,049
Fidelity® Investment Grade Bond Fund	$630,359,023
Fidelity Advisor® Limited Term Bond Fund	$85,334,588
Fidelity Advisor® Mortgage Securities Fund	$62,762,185
Fidelity® Short-Term Bond Fund	$65,527,181
Fidelity® Total Bond Fund	$1,625,202,094
Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. Because each fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee of Fidelity Salem Street Trust
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 or 2016
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014 or 2016
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.
The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g., for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.
The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.
The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds' valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.
The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.
During the fiscal year ended August 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	8
Audit Committee	4
Fair Valuation Committee	3
Governance and Nominating Committee	10

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022. (The information is as of August 31, 2023 for Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer, Trustee as of October 18, 2023.)
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Abigail P Johnson	Christine J Thompson	Jennifer Toolin McAuliffe
Fidelity® Intermediate Bond Fund	none	none	none	none
Fidelity® Investment Grade Bond Fund	none	none	none	none
Fidelity Advisor® Limited Term Bond FundA	-	over $100,000	none	none
Fidelity Advisor® Mortgage Securities FundA	-	none	none	none
Fidelity® Short-Term Bond Fund	none	over $100,000	none	none
Fidelity® Total Bond FundA	-	over $100,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

(A) Currently, Mr. Chiel is not a Trustee of Fidelity Advisor Series II and Fidelity Income Fund.
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S Acton	Laura M Bishop	Ann E Dunwoody	John Engler
Fidelity® Intermediate Bond Fund	none	none	none	none
Fidelity® Investment Grade Bond Fund	none	none	none	$1-$10,000
Fidelity Advisor® Limited Term Bond Fund	none	none	none	none
Fidelity Advisor® Mortgage Securities Fund	none	none	none	none
Fidelity® Short-Term Bond Fund	$50,001-$100,000	none	none	none
Fidelity® Total Bond Fund	$50,001-$100,000	none	none	$10,001-$50,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$10,001-$50,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Robert F Gartland	Robert W Helm	Arthur E Johnson	Michael E Kenneally
Fidelity® Intermediate Bond Fund	none	none	none	none
Fidelity® Investment Grade Bond Fund	none	none	none	none
Fidelity Advisor® Limited Term Bond Fund	none	none	none	over $100,000
Fidelity Advisor® Mortgage Securities Fund	none	none	none	none
Fidelity® Short-Term Bond Fund	none	none	none	none
Fidelity® Total Bond Fund	over $100,000	over $100,000	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Mark A Murray	Carol J Zierhoffer
Fidelity® Intermediate Bond Fund	none	none
Fidelity® Investment Grade Bond Fund	none	none
Fidelity Advisor® Limited Term Bond Fund	none	none
Fidelity Advisor® Mortgage Securities Fund	none	none
Fidelity® Short-Term Bond Fund	none	none
Fidelity® Total Bond Fund	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table(A)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S Acton	Laura M Bishop(B)	Ann E Dunwoody	John Engler
Fidelity® Intermediate Bond Fund	$939	$849	$843	$834
Fidelity® Investment Grade Bond Fund(C)	$2,509	$2,261	$2,249	$2,238
Fidelity Advisor® Limited Term Bond Fund	$809	$730	$726	$721
Fidelity Advisor® Mortgage Securities Fund	$296	$267	$266	$264
Fidelity® Short-Term Bond Fund	$806	$727	$723	$719
Fidelity® Total Bond Fund(D)	$8,771	$7,902	$7,862	$7,822
TOTAL COMPENSATION FROM THE FUND COMPLEX(E)	$563,000	$184,000	$502,500	$496,000

AGGREGATE COMPENSATION FROM A FUND	Robert F Gartland	Robert W Helm(F)	Arthur E Johnson	Michael E Kenneally
Fidelity® Intermediate Bond Fund	$941	$863	$808	$1,014
Fidelity® Investment Grade Bond Fund(C)	$2,516	$2,313	$2,169	$2,717
Fidelity Advisor® Limited Term Bond Fund	$811	$745	$699	$876
Fidelity Advisor® Mortgage Securities Fund	$297	$273	$257	$321
Fidelity® Short-Term Bond Fund	$808	$743	$697	$873
Fidelity® Total Bond Fund(D)	$8,793	$8,087	$7,578	$9,498
TOTAL COMPENSATION FROM THE FUND COMPLEX(E)	$565,000	$502,500	$492,500	$612,500

AGGREGATE COMPENSATION FROM A FUND	Mark A Murray	Carol J Zierhoffer(G)
Fidelity® Intermediate Bond Fund	$831	$341
Fidelity® Investment Grade Bond Fund(C)	$2,227	$1,096
Fidelity Advisor® Limited Term Bond Fund	$718	$329
Fidelity Advisor® Mortgage Securities Fund	$263	$123
Fidelity® Short-Term Bond Fund	$716	$336
Fidelity® Total Bond Fund(D)	$7,785	$3,860
TOTAL COMPENSATION FROM THE FUND COMPLEX(E)	$497,500	$0

(A) Jonathan Chiel, Abigail P. Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.

(B) Ms. Bishop served as a Member of the Advisory Board of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust from September 1, 2022 through October 17, 2023. Ms. Bishop serves as a Trustee of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust effective October 18, 2023.

(C) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $979; Laura M. Bishop, $1,858; Ann E. Dunwoody, $2,045; John Engler, $2,045; Robert F. Gartland, $1,231; Robert W. Helm, $2,045; Mark A. Murray, $2,045; and Carol J. Zierhoffer, $289.

(D) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $3,425; Laura M. Bishop, $6,512; Ann E. Dunwoody, $7,148; John Engler, $7,148; Robert F. Gartland, $4,301; Robert W. Helm, $7,148; Mark A. Murray, $7,148; and Carol J. Zierhoffer, $1,017.

(E) Reflects compensation received for the calendar year ended December 31, 2022 for 295 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Laura M. Bishop, $73,674; Ann E. Dunwoody, $274,597; John Engler, $274,597; Robert F. Gartland, $180,000; Robert W. Helm, $274,597; and Mark A. Murray, $274,597.

(F) Mr. Helm served as a Member of the Advisory Board of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust from June 1, 2021 through October 17, 2023. Mr. Helm serves as a Trustee of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust effective October 18, 2023.

(G) Ms. Zierhoffer served as a Member of the Advisory Board of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust from March 1, 2023 through October 17, 2023. Ms. Zierhoffer serves as a Trustee of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust effective October 18, 2023.

As of August 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.
As of August 31, 2023, the following owned of record and/or beneficially 5% or more of the outstanding shares:
Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity® Intermediate Bond Fund	RELIANCE TRUST CO	ATLANTA	GA	5.81%
Fidelity Advisor® Investment Grade Bond Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	21.23%
Fidelity Advisor® Investment Grade Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.18%
Fidelity Advisor® Investment Grade Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	11.74%
Fidelity Advisor® Investment Grade Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	16.83%
Fidelity Advisor® Investment Grade Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.99%
Fidelity Advisor® Investment Grade Bond Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.45%
Fidelity Advisor® Investment Grade Bond Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.64%
Fidelity Advisor® Investment Grade Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	33.93%
Fidelity Advisor® Investment Grade Bond Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.70%
Fidelity Advisor® Investment Grade Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	9.00%
Fidelity Advisor® Investment Grade Bond Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.44%
Fidelity Advisor® Investment Grade Bond Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.51%
Fidelity Advisor® Investment Grade Bond Fund - Class I	TD AMERITRADE CLEARING INC	OMAHA	NE	5.05%
Fidelity Advisor® Investment Grade Bond Fund - Class M	US BANK	MILWAUKEE	WI	7.20%
Fidelity Advisor® Investment Grade Bond Fund - Class M	EQUITABLE ADVISORS LLC	ELK GROVE	CA	6.18%
Fidelity Advisor® Investment Grade Bond Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.69%
Fidelity Advisor® Investment Grade Bond Fund - Class Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	33.64%
Fidelity Advisor® Investment Grade Bond Fund - Class Z	MSCS FINANCIAL SERVICES DIVISION	LINCOLN	NE	6.60%
Fidelity® Investment Grade Bond Fund(A)	FIDELITY® NON-PROFIT MGMT FNDTN	BOSTON	MA	7.81%
Fidelity Advisor® Limited Term Bond Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	18.19%
Fidelity Advisor® Limited Term Bond Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	8.18%
Fidelity Advisor® Limited Term Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.75%
Fidelity Advisor® Limited Term Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.68%
Fidelity Advisor® Limited Term Bond Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.69%
Fidelity Advisor® Limited Term Bond Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.14%
Fidelity Advisor® Limited Term Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.25%
Fidelity Advisor® Limited Term Bond Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.39%
Fidelity Advisor® Limited Term Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	8.87%
Fidelity Advisor® Limited Term Bond Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.15%
Fidelity Advisor® Limited Term Bond Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.33%
Fidelity Advisor® Limited Term Bond Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.10%
Fidelity Advisor® Limited Term Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	16.19%
Fidelity Advisor® Limited Term Bond Fund - Class I	CALIFORNIA INDEPENDENT SYSTEM	FOLSOM	CA	15.35%
Fidelity Advisor® Limited Term Bond Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.54%
Fidelity Advisor® Limited Term Bond Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.27%
Fidelity Advisor® Limited Term Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.95%
Fidelity Advisor® Limited Term Bond Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.37%
Fidelity Advisor® Limited Term Bond Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.16%
Fidelity Advisor® Limited Term Bond Fund - Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	5.28%
Fidelity Advisor® Limited Term Bond Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	34.92%
Fidelity® Limited Term Bond Fund(A)	QUANTAM SI INC	GUILFORD	CT	6.63%
Fidelity Advisor® Mortgage Securities Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	11.89%
Fidelity Advisor® Mortgage Securities Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.49%
Fidelity Advisor® Mortgage Securities Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.65%
Fidelity Advisor® Mortgage Securities Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.29%
Fidelity Advisor® Mortgage Securities Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.51%
Fidelity Advisor® Mortgage Securities Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	14.70%
Fidelity Advisor® Mortgage Securities Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.24%
Fidelity Advisor® Mortgage Securities Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	13.10%
Fidelity Advisor® Mortgage Securities Fund - Class C	LINCOLN INVESTMENT PLANNING LLC	FORT WASHINGTON	PA	7.84%
Fidelity Advisor® Mortgage Securities Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	60.05%
Fidelity Advisor® Mortgage Securities Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	6.63%
Fidelity Advisor® Mortgage Securities Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.62%
Fidelity Advisor® Mortgage Securities Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	11.47%
Fidelity Advisor® Mortgage Securities Fund - Class M	PRINCIPAL SECURITIES INC	DES MOINES	IA	9.56%
Fidelity Advisor® Mortgage Securities Fund - Class M	KOVACK SECURITIES INC	UTICA	NY	5.05%
Fidelity Advisor® Short-Term Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.67%
Fidelity Advisor® Short-Term Bond Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.61%
Fidelity Advisor® Short-Term Bond Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	8.38%
Fidelity Advisor® Short-Term Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.99%
Fidelity Advisor® Short-Term Bond Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.09%
Fidelity Advisor® Short-Term Bond Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	24.36%
Fidelity Advisor® Short-Term Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	13.04%
Fidelity Advisor® Short-Term Bond Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	10.64%
Fidelity Advisor® Short-Term Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.83%
Fidelity Advisor® Short-Term Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	36.55%
Fidelity Advisor® Short-Term Bond Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	15.74%
Fidelity Advisor® Short-Term Bond Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	13.43%
Fidelity Advisor® Short-Term Bond Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.85%
Fidelity Advisor® Short-Term Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	6.22%
Fidelity Advisor® Short-Term Bond Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	8.00%
Fidelity Advisor® Short-Term Bond Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.68%
Fidelity® Short-Term Bond Fund(A)	QUANTAM SI INC	GUILFORD	CT	5.93%
Fidelity Advisor® Total Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.02%
Fidelity Advisor® Total Bond Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	11.59%
Fidelity Advisor® Total Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.89%
Fidelity Advisor® Total Bond Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.36%
Fidelity Advisor® Total Bond Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.19%
Fidelity Advisor® Total Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.00%
Fidelity Advisor® Total Bond Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	10.24%
Fidelity Advisor® Total Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	9.15%
Fidelity Advisor® Total Bond Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.11%
Fidelity Advisor® Total Bond Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.89%
Fidelity Advisor® Total Bond Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.79%
Fidelity Advisor® Total Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	33.96%
Fidelity Advisor® Total Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	25.49%
Fidelity Advisor® Total Bond Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	8.66%
Fidelity Advisor® Total Bond Fund - Class I	JOHN HANCOCK LIFE INSURANCE	BOSTON	MA	6.28%
Fidelity Advisor® Total Bond Fund - Class M	TALCOTT RESOLUTION LIFE INSURANCE	HARTFORD	CT	19.50%
Fidelity Advisor® Total Bond Fund - Class M	EMPOWER ANNUITY INSURANCE COMPANY	SPRINGFIELD	MA	13.41%
Fidelity Advisor® Total Bond Fund - Class M	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	10.88%
Fidelity Advisor® Total Bond Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	10.76%
Fidelity Advisor® Total Bond Fund - Class M	AUL	INDIANAPOLIS	IN	7.35%
Fidelity® Total Bond Fund(A)	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	6.68%
Fidelity® Total Bond Fund(A)	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	5.64%

(A) The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors and FIL Investment Advisors (UK) Limited. Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.
FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited, Fidelity Distributors Company LLC (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Management-Related Expenses (for each fund except Fidelity Advisor® Limited Term Bond Fund and Fidelity® Short-Term Bond Fund). In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed (pursuant to the Fundwide Operations and Expense Agreement (Fundwide Agreement) or otherwise) by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Pursuant to the Fundwide Agreement, FMR agrees to provide or arrange for certain services and to pay the ordinary administrative and operating expenses incurred by a fund that are not otherwise provided for under the management contract, including the fees and expenses of a fund's custodian, auditor, and pricing and bookkeeping agent (including the cost associated with administration of the securities lending program), but excluding the management fee, shareholder servicing agent fee, interest, taxes, non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable, extraordinary expenses, fees and expenses of the Independent Trustees, and Rule 12b-1 fees, if any, in exchange for a fee equal to the difference, if any, between the management fee rate and 0.35%. The Fundwide Agreement effectively limits fund-level expenses to 0.35%. The Fundwide Agreement may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board of Trustees and, for Fidelity® Investment Grade Bond Fund by a vote of a majority of the outstanding voting securities of the fund.
FMR and Fidelity® Investment Grade Bond Fund on behalf of its retail class have entered into a 45 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of the retail class of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of the class to 0.45%. This Expense Contract may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board of Trustees and by a vote of the majority of the outstanding voting securities of the class. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.
Management-Related Expenses (for Fidelity Advisor® Limited Term Bond Fund and Fidelity® Short-Term Bond Fund). Under the terms of a fund's management contract,  FMR is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, fees and expenses of the Independent Trustees, Rule 12b-1 fees, proxy and shareholder meeting expenses, transfer agent fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
Management Fees.
For the services of FMR under the management contract, Fidelity Advisor® Limited Term Bond Fund and Fidelity® Short-Term Bond Fund each pay FMR a monthly management fee at the annual rate of 0.20% of the fund's average net assets throughout the month.
For the services of FMR under the management contract, Fidelity® Intermediate Bond Fund, Fidelity® Investment Grade Bond Fund, Fidelity Advisor® Mortgage Securities Fund, and Fidelity® Total Bond Fund each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059
The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $3,413 billion of group net assets - the approximate level for August 2023 - was 0.0960%, which is the weighted average of the respective fee rates for each level of group net assets up to $3,413 billion.
The individual fund fee rate for each of Fidelity® Intermediate Bond Fund, Fidelity® Investment Grade Bond Fund, Fidelity Advisor® Mortgage Securities Fund, and Fidelity® Total Bond Fund is set forth in the following table. Based on the average group net assets for August 2023, a fund's annual management fee rate would be calculated as follows:
Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity® Intermediate Bond Fund	0.0960%	+	0.2000%	=	0.2960%
Fidelity® Investment Grade Bond Fund	0.0960%	+	0.2000%	=	0.2960%
Fidelity Advisor® Mortgage Securities Fund	0.0960%	+	0.2000%	=	0.2960%
Fidelity® Total Bond Fund	0.0960%	+	0.2000%	=	0.2960%
One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
The following table shows the amount of management fees paid by a fund for the fiscal year(s) ended August 31, 2023, 2022, and 2021 to its current manager and prior affiliated manager(s), if any.
Fund(s)	Fiscal Years Ended	Management Fees Paid to Investment Adviser
Fidelity® Intermediate Bond Fund	2023	$8,772,868
	2022	$12,560,206
	2021	$10,054,158
Fidelity® Investment Grade Bond Fund	2023	$25,035,633
	2022	$27,511,000
	2021	$29,484,224
Fidelity Advisor® Limited Term Bond Fund	2023(A)	$6,867,578
	2022	$10,435,204
	2021	$11,863,447
Fidelity Advisor® Mortgage Securities Fund	2023	$2,814,740
	2022	$3,090,917
	2021	$3,783,300
Fidelity® Short-Term Bond Fund	2023(A)	$6,900,230
	2022	$8,991,893
	2021	$10,320,765
Fidelity® Total Bond Fund	2023	$87,883,315
	2022	$94,727,444
	2021	$97,556,238
(A)On April 1, 2023, FMR replaced Fidelity® Advisor Limited Term Bond Fund's and Fidelity® Short-Term Bond Fund's management fee, which consisted of a group fee rate component plus an individual fee rate component, with a flat rate. Effective April 1, 2023, each fund's annual management fee rate has been reduced to 0.20% of its average net assets.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.
Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.
On behalf of each fund, FMR has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).
On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK.
Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).
FMR, and not the fund, pays the sub-advisers.
Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for Fidelity® Total Bond Fund.
Sub-Advisers - FIL Investment Advisors and FIL Investment Advisors (UK) Limited.
On behalf of Fidelity® Total Bond Fund, FMR has entered into a sub-advisory agreement with FIL Investment Advisors (FIA), and FIA, in turn, has entered into a sub-advisory agreement with FIL Investment Advisors (UK) Limited (FIA(UK)).
Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).
FMR and FIA, and not the fund, pay the sub-advisers.
Franco Castagliuolo is Co-Portfolio Manager of Fidelity Advisor® Mortgage Securities Fund and receives compensation for those services. Sean Corcoran is Co-Portfolio Manager of Fidelity Advisor® Mortgage Securities Fund and receives compensation for those services. David DeBiase is Co-Portfolio Manager of Fidelity® Intermediate Bond Fund and Fidelity® Short-Term Bond Fund and receives compensation for those services. Rob Galusza is Co-Portfolio Manager of Fidelity® Intermediate Bond Fund and Fidelity® Short-Term Bond Fund and receives compensation for those services. Jeff Moore is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund and receives compensation for those services. Michael Plage is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund and receives compensation for those services. Julian Potenza is Co-Portfolio Manager of Fidelity® Intermediate Bond Fund and Fidelity® Short-Term Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the fund measured against the benchmark index identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
Fund / Benchmark Index
Fidelity Advisor® Mortgage Securities Fund / Bloomberg U.S. MBS Index
Fidelity® Intermediate Bond Fund / Bloomberg U.S. Intermediate Government/Credit Bond Index
Fidelity® Investment Grade Bond Fund / Bloomberg U.S. Aggregate Bond Index
Fidelity® Short-Term Bond Fund / Bloomberg U.S. 1-3 Year Government/Credit Bond Index
Sean Corcoran is Co-Portfolio Manager of Fidelity® Investment Grade Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Fidelity® Investment Grade Bond Fund is based on the pre-tax investment performance of the portion of the fund's assets managed by the portfolio manager measured against the Bloomberg U.S. Securitized Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
David DeBiase is Co-Portfolio Manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. Robert Galusza is Co-Portfolio Manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. Julian Potenza is Co-Portfolio Manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of Fidelity Advisor® Limited Term Bond Fund is based on the pre-tax investment performance of the fund measured against a composite index, the components of which are 80% Bloomberg U.S. 1-5 Year Credit Bond Index and 20% Bloomberg U.S. 1-5 Year Government Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
Celso Munoz is Co-Lead Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for those services. Ford O'Neil is Co-Lead Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for those services. Franco Castagliuolo is Co-Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for those services. Michael Foggin is Co-Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for those services. Benjamin Harrison is Co-Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for managing the high income bond investments of the fund. Jeffrey Moore is Co-Portfolio Manager of Fidelity® Total Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Mr. Munoz's, Mr. O'Neil's, Mr. Castagliuolo's, Mr. Foggin's, and Mr. Moore's base salaries are determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Munoz's, Mr. O'Neil's, Mr. Foggin's, and Mr. Moore's bonus that is linked to the investment performance of Fidelity® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Universal Bond Index. The portion of Mr. Castagliuolo's bonus that is linked to the investment performance of Fidelity® Total Bond Fund is based on the pre-tax investment performance of the portion of the fund's assets the portfolio manager manages measured against the Bloomberg U.S. MBS Index.
Mr. Harrison's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Harrison's bonus that is linked to the investment performance of Fidelity® Total Bond Fund is based on the pre-tax investment performance of the fund's assets allocated to the high income asset class of the fund (based on the performance of the fund's retail class) within the Lipper℠ High Yield Funds.
Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
The following table provides information relating to other accounts managed by David DeBiase as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$46,664
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Intermediate Bond Fund ($2,781 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Intermediate Bond Fund beneficially owned by Mr. DeBiase was none.
The following table provides information relating to other accounts managed by Rob Galusza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	55
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,423
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Intermediate Bond Fund ($2,781 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Intermediate Bond Fund beneficially owned by Mr. Galusza was $500,001 - $1,000,000.
The following table provides information relating to other accounts managed by Julian Potenza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	53
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,102
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Intermediate Bond Fund ($2,781 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Intermediate Bond Fund beneficially owned by Mr. Potenza was none.
The following table provides information relating to other accounts managed by Sean Corcoran as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	4	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$53,856	$2,504	$325
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® Investment Grade Bond Fund managed by Mr. Corcoran ($708 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Investment Grade Bond Fund beneficially owned by Mr. Corcoran was none.
The following table provides information relating to other accounts managed by Jeff Moore as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	17	16
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$99,279	$14,345	$7,903
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Investment Grade Bond Fund ($8,670 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Investment Grade Bond Fund beneficially owned by Mr. Moore was $500,001 - $1,000,000.
The following table provides information relating to other accounts managed by Michael Plage as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	11	18
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$72,330	$9,356	$11,176
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Investment Grade Bond Fund ($8,670 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Investment Grade Bond Fund beneficially owned by Mr. Plage was none.
The following table provides information relating to other accounts managed by David DeBiase as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$46,664
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Limited Term Bond Fund ($2,373 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. DeBiase was none.
The following table provides information relating to other accounts managed by Rob Galusza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	55
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,423
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Limited Term Bond Fund ($2,373 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. Galusza was $500,001 - $1,000,000.
The following table provides information relating to other accounts managed by Julian Potenza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	53
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,102
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Limited Term Bond Fund ($2,373 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. Potenza was none.
The following table provides information relating to other accounts managed by Franco Castagliuolo as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$53,856	$2,436	$325
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Mortgage Securities Fund ($493 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity Advisor® Mortgage Securities Fund beneficially owned by Mr. Castagliuolo was $100,001 - $500,000.
The following table provides information relating to other accounts managed by Sean Corcoran as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	4	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$53,856	$2,504	$325
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Mortgage Securities Fund ($493 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity Advisor® Mortgage Securities Fund beneficially owned by Mr. Corcoran was over $1,000,000.
The following table provides information relating to other accounts managed by David DeBiase as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$46,664
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Fund ($2,480 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. DeBiase was none.
The following table provides information relating to other accounts managed by Rob Galusza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	55
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,423
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Fund ($2,480 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. Galusza was over $1,000,000.
The following table provides information relating to other accounts managed by Julian Potenza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	53
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,102
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Fund ($2,480 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. Potenza was $100,001 - $500,000.
The following table provides information relating to other accounts managed by Franco Castagliuolo as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$53,856	$2,436	$325
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® Total Bond Fund managed by Mr. Castagliuolo ($5,484 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Castagliuolo was none.
The following table provides information relating to other accounts managed by Michael Foggin as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	12	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,761	$9,205	$1,199
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($857 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Foggin was none.
The following table provides information relating to other accounts managed by Benjamin Harrison as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	20	4	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,206	$1,697	$501
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® Total Bond Fund managed by Mr. Harrison ($2,074 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Harrison was none.
The following table provides information relating to other accounts managed by Jeff Moore as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	17	16
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$99,279	$14,345	$7,903
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($31,718 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Moore was none.
The following table provides information relating to other accounts managed by Celso Munoz as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$103,507	$7,821	$7,978
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($31,718 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Munoz was none.
The following table provides information relating to other accounts managed by Ford O'Neil as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	10	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$123,631	$12,958	$3,167
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($31,718 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. O'Neil was over $1,000,000.
PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of a non-multiple class fund offered through the prospectus to which this SAI relates or one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.
Each fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
A fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
The Plan adopted for each fund or class, as applicable, is described in the prospectus.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of each fund.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that each Plan does not authorize payments by shares of a fund other than those made to FMR under its management contract with the fund.
To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.
A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.
FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.
Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.
TRANSFER AND SERVICE AGENT AGREEMENTS
For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of a non-multiple class fund offered through the prospectus to which this SAI relates or the one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.
Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets of shares of a fund, with respect to each position in a fund.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by FMR, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.
Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.
The annual rates for pricing and bookkeeping services for the funds are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.
FMR bears the cost of pricing and bookkeeping services under the terms of its Fundwide Agreement with each fund (except for Fidelity Advisor® Limited Term Bond Fund and Fidelity® Short-Term Bond Fund).
Effective April 1, 2023, FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with Fidelity Advisor® Limited Term Bond Fund and Fidelity® Short-Term Bond Fund.
Pricing and bookkeeping fees paid by FMR to FSC for the fiscal year(s) ended August 31, 2023, 2022, and 2021 are shown in the following table.
Fund	2023	2022	2021
Fidelity® Intermediate Bond Fund	$906,275	$1,140,232	$1,046,669
Fidelity® Investment Grade Bond Fund	$1,312,248	$1,346,528	$1,372,559
Fidelity Advisor® Limited Term Bond Fund	$854,030	$1,070,155	$1,130,177
Fidelity Advisor® Mortgage Securities Fund	$341,773	$370,049	$439,126
Fidelity® Short-Term Bond Fund	$860,796	$967,831	$1,073,369
Fidelity® Total Bond Fund	$2,078,707	$2,122,571	$2,138,921

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
	Fidelity® Intermediate Bond Fund	Fidelity® Investment Grade Bond Fund	Fidelity Advisor® Limited Term Bond Fund	Fidelity Advisor® Mortgage Securities Fund
Gross income from securities lending activities	$1,286,485	$5,348,861	$181,874	$68,307
Fees paid to securities lending agent from a revenue split	$0	$0	$0	$0
Administrative fees	$0	$0	$0	$0
Rebate (paid to borrower)	$1,174,230	$4,719,284	$167,342	$59,557
Other fees not included in the revenue split (lending agent fees to NFS)	$10,852	$57,659	$1,404	$855
Aggregate fees/compensation for securities lending activities	$1,185,082	$4,776,942	$168,746	$60,412
Net income from securities lending activities	$101,403	$571,919	$13,128	$7,895

Security Lending Activities	Fund(s)
	Fidelity® Short-Term Bond Fund	Fidelity® Total Bond Fund
Gross income from securities lending activities	$306,822	$8,542,657
Fees paid to securities lending agent from a revenue split	$0	$0
Administrative fees	$0	$0
Rebate (paid to borrower)	$258,139	$7,728,216
Other fees not included in the revenue split (lending agent fees to NFS)	$4,773	$80,151
Aggregate fees/compensation for securities lending activities	$262,912	$7,808,367
Net income from securities lending activities	$43,910	$734,290

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS
Trust Organization.
Fidelity® Intermediate Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
Fidelity® Investment Grade Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
Fidelity Advisor® Limited Term Bond Fund is a fund of Fidelity Advisor Series II, an open-end management investment company created under an initial declaration of trust dated April 23, 1986.
Fidelity Advisor® Mortgage Securities Fund is a fund of Fidelity Advisor Series II, an open-end management investment company created under an initial declaration of trust dated April 23, 1986.
Fidelity® Short-Term Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
Fidelity® Total Bond Fund is a fund of Fidelity Income Fund, an open-end management investment company created under an initial declaration of trust dated August 7, 1984.
The Trustees are permitted to create additional funds in the trusts and to create additional classes of a fund.
The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.
Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.
Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or, for Fidelity® Intermediate Bond Fund shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian(s).
Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of Fidelity® Investment Grade Bond Fund and Fidelity Advisor® Limited Term Bond Fund.
The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity® Intermediate Bond Fund, Fidelity Advisor® Mortgage Securities Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund.
Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets of taxable funds in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firms.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for Fidelity® Investment Grade Bond Fund, Fidelity Advisor® Limited Term Bond Fund, Fidelity Advisor® Mortgage Securities Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund and provides other audit, tax, and related services.
Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for Fidelity® Intermediate Bond Fund and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION
Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.
Each fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).
FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.
There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended August 31, 2023, and report of the independent registered public accounting firm, are included in each fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund	Ticker
Fidelity® SAI Sustainable Core Plus Bond Fund	FIABX

Fund of Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated October 30, 2023, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
SSU-PTB-1023
1.9904892.102

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market Central fund, FMR looks through to the holdings of the Central fund.
For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.
Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the Central funds will be based upon the investment results of those funds.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted by its investment policies, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. Fidelity® SAI Sustainable Core Plus Bond Fund reserves the right to invest without limitation in investment-grade, money market or short-term debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS
Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.
In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.
In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.
The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.
All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.
PORTFOLIO TRANSACTIONS
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.
To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.
The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
The Selection of Securities Brokers and Dealers
The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.
Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.
The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.
Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.
Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.
FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.
If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.
Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.
1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
For Fidelity® SAI Sustainable Core Plus Bond Fund, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended August 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.
The variation in Fidelity® SAI Sustainable Core Plus Bond Fund's portfolio turnover rate during its most recent fiscal year was the result of the portfolio's addition of mortgage-backed securities and U.S. treasuries.

Turnover Rates	2023	2022(A)
Fidelity® SAI Sustainable Core Plus Bond Fund	274%	124%

(A)Fund commenced operations on April 13, 2022.

During the fiscal year ended August 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2023.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® SAI Sustainable Core Plus Bond Fund	Bank of America Corp.	$475,208
	JPMorgan Chase & Co.	$446,129
	Morgan Stanley	$371,088
	Goldman Sachs Group, Inc.	$202,232
	Citigroup, Inc.	$321,061

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended August 31, 2023 and 2022. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity® SAI Sustainable Core Plus Bond Fund	2023	$83	0.00%
	2022(A)	$47	0.00%

(A) Fund commenced operations on April 13, 2022.
The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended August 31, 2023.
Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Fidelity® SAI Sustainable Core Plus Bond Fund	2023	$3	$19,925
The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended June 30, 2023.
Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services(A)
Fidelity® SAI Sustainable Core Plus Bond Fund	June 30, 2023	$1
(A) The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.
Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:
Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares are offered exclusively to certain clients of the Adviser or its affiliates.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Fidelity Management & Research Company LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.
The following table shows the fund's aggregate capital loss carryforward as of August 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Fidelity® SAI Sustainable Core Plus Bond Fund	$605,468
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.
The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g., for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.
The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.
The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds' valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.
The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.
During the fiscal year ended August 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	8
Audit Committee	4
Fair Valuation Committee	3
Governance and Nominating Committee	10

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022. (The information is as of August 31, 2023 for Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer, Trustee as of October 18, 2023.)
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Abigail P Johnson	Christine J Thompson	Jennifer Toolin McAuliffe
Fidelity® SAI Sustainable Core Plus Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S Acton	Laura M Bishop	Ann E Dunwoody	John Engler
Fidelity® SAI Sustainable Core Plus Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$10,001-$50,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Robert F Gartland	Robert W Helm	Arthur E Johnson	Michael E Kenneally
Fidelity® SAI Sustainable Core Plus Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Mark A Murray	Carol J Zierhoffer
Fidelity® SAI Sustainable Core Plus Bond Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table(A)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S Acton	Laura M Bishop(B)	Ann E Dunwoody	John Engler
Fidelity® SAI Sustainable Core Plus Bond Fund	$8	$8	$7	$7
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$563,000	$184,000	$502,500	$496,000

AGGREGATE COMPENSATION FROM A FUND	Robert F Gartland	Robert W Helm(D)	Arthur E Johnson	Michael E Kenneally
Fidelity® SAI Sustainable Core Plus Bond Fund	$8	$8	$7	$9
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$565,000	$502,500	$492,500	$612,500

AGGREGATE COMPENSATION FROM A FUND	Mark A Murray	Carol J Zierhoffer(E)
Fidelity® SAI Sustainable Core Plus Bond Fund	$7	$4
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$497,500	$0

(A) Jonathan Chiel, Abigail P. Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.

(B) Ms. Bishop served as a Member of the Advisory Board of Fidelity Salem Street Trust from September 1, 2022 through October 17, 2023. Ms. Bishop serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(C) Reflects compensation received for the calendar year ended December 31, 2022 for 295 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Laura M. Bishop, $73,674; Ann E. Dunwoody, $274,597; John Engler, $274,597; Robert F. Gartland, $180,000; Robert W. Helm, $274,597; and Mark A. Murray, $274,597.

(D) Mr. Helm served as a Member of the Advisory Board of Fidelity Salem Street Trust from June 1, 2021 through October 17, 2023. Mr. Helm serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(E) Ms. Zierhoffer served as a Member of the Advisory Board of Fidelity Salem Street Trust from March 1, 2023 through October 17, 2023. Ms. Zierhoffer serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

As of August 31, 2023, approximately 70.69% of the fund's total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent. By virtue of her ownership interest in FMR LLC, as described in the "Control of Investment Advisers" section, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Ms. Johnson's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of the class's total outstanding shares, with respect to the fund.
As of August 31, 2023, the following owned of record and/or beneficially 5% or more of the outstanding shares:
Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity® SAI Sustainable Core Plus Bond Fund	FMR CAPITAL	BOSTON	MA	70.69%

As of August 31, 2023, the following owned of record and/or beneficially 25% or more of the outstanding shares:
Fund Name	Owner Name	City	State	Ownership %
Fidelity® SAI Sustainable Core Plus Bond Fund	FMR CAPITAL	BOSTON	MA	70.69%
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059
The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $3,413 billion of group net assets - the approximate level for August 2023 - was 0.0960%, which is the weighted average of the respective fee rates for each level of group net assets up to $3,413 billion.
The individual fund fee rate for the fund is set forth in the following table. Based on the average group net assets for August 2023, the fund's annual management fee rate would be calculated as follows:
Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity® SAI Sustainable Core Plus Bond Fund	0.0960%	+	0.2000%	=	0.2960%
One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
The following table shows the amount of management fees paid by the fund for the fiscal year(s) ended August 31, 2023 and 2022 to its current manager and prior affiliated manager(s), if any.
Fund(s)	Fiscal Years Ended	Management Fees Paid to Investment Adviser
Fidelity® SAI Sustainable Core Plus Bond Fund	2023	$85,910
	2022(A)	$27,823
(A)Fund commenced operations on April 13, 2022.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.
Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.
On behalf of the fund, FMR has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).
On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK.
Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).
FMR, and not the fund, pays the sub-advisers.
Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for the fund.
Celso Munoz and Ford O'Neil are Co-Lead Portfolio Managers of Fidelity® SAI Sustainable Core Plus Bond Fund and receive compensation for their services. Franco Castagliuolo is Co-Portfolio Manager of Fidelity® SAI Sustainable Core Plus Bond Fund and receives compensation for those services. Michael Foggin is Co-Portfolio Manager of Fidelity® SAI Sustainable Core Plus Bond Fund and receives compensation for those services. Michael Plage is Co-Portfolio Manager of Fidelity® SAI Sustainable Core Plus Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Munoz's, Mr. O'Neil's, and Mr. Plage's bonus that is linked to the investment performance of Fidelity® SAI Sustainable Core Plus Bond Fund is based on the pre-tax investment performance of the fund measured against the benchmark indexes identified below. The portion of Mr. Castagliuolo's and Mr. Foggin's bonus that is linked to the investment performance of Fidelity® SAI Sustainable Core Plus Bond Fund is based on the pre-tax investment performance of the portion of the fund's assets the portfolio manager manages measured against the benchmark indexes identified below. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
Portfolio Manager / Benchmark Index
Celso Munoz / Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index
Ford O'Neil / Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index
Franco Castagliuolo / Bloomberg U.S. MBS Index
Michael Foggin / Bloomberg Global Aggregate Credit Ex U.S. Index Hedged USD
Michael Plage / Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index
Michael Cheng is Co-Portfolio Manager of Fidelity® SAI Sustainable Core Plus Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Mr. Cheng's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Cheng's bonus that is linked to the investment performance of Fidelity® SAI Sustainable Core Plus Bond Fund is based on the pre-tax investment performance of the portion of the fund's assets the portfolio manager manages within the Lipper℠ High Yield Funds. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
The following table provides information relating to other accounts managed by Franco Castagliuolo as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$53,856	$2,436	$325
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® SAI Sustainable Core Plus Bond Fund managed by Mr. Castagliuolo ($0 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Sustainable Core Plus Bond Fund beneficially owned by Mr. Castagliuolo was none.
The following table provides information relating to other accounts managed by Michael Cheng as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$304	none	$3
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® SAI Sustainable Core Plus Bond Fund managed by Mr. Cheng ($3 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Sustainable Core Plus Bond Fund beneficially owned by Mr. Cheng was none.
The following table provides information relating to other accounts managed by Michael Foggin as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	12	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,761	$9,205	$1,199
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® SAI Sustainable Core Plus Bond Fund managed by Mr. Foggin ($1 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Sustainable Core Plus Bond Fund beneficially owned by Mr. Foggin was none.
The following table provides information relating to other accounts managed by Celso Munoz as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$103,507	$7,821	$7,978
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Sustainable Core Plus Bond Fund ($34 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Sustainable Core Plus Bond Fund beneficially owned by Mr. Munoz was none.
The following table provides information relating to other accounts managed by Ford O'Neil as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	10	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$123,631	$12,958	$3,167
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Sustainable Core Plus Bond Fund ($34 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Sustainable Core Plus Bond Fund beneficially owned by Mr. O'Neil was none.
The following table provides information relating to other accounts managed by Michael Plage as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	11	18
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$72,330	$9,356	$11,176
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Sustainable Core Plus Bond Fund ($34 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® SAI Sustainable Core Plus Bond Fund beneficially owned by Mr. Plage was none.
PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund.
To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.
Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives no fee from the fund.
FMR bears the cost of transfer agency services and pricing and bookkeeping services.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
Fidelity® SAI Sustainable Core Plus Bond Fund(A)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$0
Other fees not included in the revenue split (lending agent fees to NFS)	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

(A) The fund did not lend securities during the year.
A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Fidelity® SAI Sustainable Core Plus Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian(s).
The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for the fund and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).
FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended August 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fidelity Flex® Funds
Fund	Ticker
Fidelity Flex® Conservative Income Bond Fund	FJTDX

Fund of Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2023

This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated October 30, 2023, or an annual report, please call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) or visit Fidelity's web site at www.fidelity.com (for managed account clients) or www.401k.com (for retirement plan participants).
For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
ZCI-PTB-1023
1.9887605.107

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, FMR deems the financial services industry to include the group of industries within the financial services sector.
For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market Central fund, FMR looks through to the holdings of the Central fund.
For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.
Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the Central funds will be based upon the investment results of those funds.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures. The success of any strategy involving futures depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) over-the-counter (OTC) options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Municipal Securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Temporary Defensive Policies. Fidelity Flex® Conservative Income Bond Fund reserves the right to invest without limitation in investment-grade, money market or short-term debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.
To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.
The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
The Selection of Securities Brokers and Dealers
The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.
Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.
The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.
Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.
Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.
FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.
If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.
Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.
1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
For Fidelity Flex® Conservative Income Bond Fund, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended August 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.

Turnover Rates	2023	2022
Fidelity Flex® Conservative Income Bond Fund	55%	60%

During the fiscal year ended August 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2023.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity Flex® Conservative Income Bond Fund	Barclays PLC	$5,763,255
	Bank of America Corp.	$7,851,040
	Citigroup, Inc.	$8,875,150
	Goldman Sachs Group, Inc.	$6,793,916
	JPMorgan Chase & Co.	$9,247,071
	Royal Bank of Canada	$4,539,808
	Toronto - Dominion Bank	$2,301,266

For the fiscal year(s) ended August 31, 2023, 2022, and 2021, Fidelity Flex® Conservative Income Bond Fund paid no brokerage commissions.
During the fiscal year ended August 31, 2023, Fidelity Flex® Conservative Income Bond Fund paid no brokerage commissions to firms for providing research or brokerage services.
During the twelve-month period ended June 30, 2023, Fidelity Flex® Conservative Income Bond Fund did not allocate brokerage commissions to firms for providing research or brokerage services.
VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.
Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:
Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING, SELLING, AND EXCHANGING INFORMATION
Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity.
Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.
The following table shows the fund's aggregate capital loss carryforward as of August 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Fidelity Flex® Conservative Income Bond Fund	$312,408
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.
The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g., for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.
The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.
The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds' valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.
The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.
During the fiscal year ended August 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	8
Audit Committee	4
Fair Valuation Committee	3
Governance and Nominating Committee	10

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022. (The information is as of August 31, 2023 for Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer, Trustee as of October 18, 2023.)
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Abigail P Johnson	Christine J Thompson	Jennifer Toolin McAuliffe
Fidelity Flex® Conservative Income Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S Acton	Laura M Bishop	Ann E Dunwoody	John Engler
Fidelity Flex® Conservative Income Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$10,001-$50,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Robert F Gartland	Robert W Helm	Arthur E Johnson	Michael E Kenneally
Fidelity Flex® Conservative Income Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Mark A Murray	Carol J Zierhoffer
Fidelity Flex® Conservative Income Bond Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table(A)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S Acton	Laura M Bishop(B)	Ann E Dunwoody	John Engler
Fidelity Flex® Conservative Income Bond Fund	$85	$77	$76	$76
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$563,000	$184,000	$502,500	$496,000

AGGREGATE COMPENSATION FROM A FUND	Robert F Gartland	Robert W Helm(D)	Arthur E Johnson	Michael E Kenneally
Fidelity Flex® Conservative Income Bond Fund	$85	$78	$73	$92
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$565,000	$502,500	$492,500	$612,500

AGGREGATE COMPENSATION FROM A FUND	Mark A Murray	Carol J Zierhoffer(E)
Fidelity Flex® Conservative Income Bond Fund	$75	$39
TOTAL COMPENSATION FROM THE FUND COMPLEX(C)	$497,500	$0

(A) Jonathan Chiel, Abigail P. Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.

(B) Ms. Bishop served as a Member of the Advisory Board of Fidelity Salem Street Trust from September 1, 2022 through October 17, 2023. Ms. Bishop serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(C) Reflects compensation received for the calendar year ended December 31, 2022 for 295 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Laura M. Bishop, $73,674; Ann E. Dunwoody, $274,597; John Engler, $274,597; Robert F. Gartland, $180,000; Robert W. Helm, $274,597; and Mark A. Murray, $274,597.

(D) Mr. Helm served as a Member of the Advisory Board of Fidelity Salem Street Trust from June 1, 2021 through October 17, 2023. Mr. Helm serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(E) Ms. Zierhoffer served as a Member of the Advisory Board of Fidelity Salem Street Trust from March 1, 2023 through October 17, 2023. Ms. Zierhoffer serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

As of August 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Management-Related Expenses. Under the terms of the fund's management contract, FMR, either itself or through an affiliate, is responsible for payment of all operating expenses of the fund with limited exceptions. Specific expenses payable by FMR include legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. FMR also pays all fees associated with the transfer agency services and pricing and bookkeeping services agreements.
FMR pays all other expenses of the fund with the following exceptions: expenses for typesetting, printing, and mailing proxy materials to shareholders, all other expenses incidental to holding meetings of the fund's shareholders (including proxy solicitation), fees and expenses of the Independent Trustees, interest, Rule 12b-1 fees (if any), taxes, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
Management Fee.
The fund does not pay a management fee to FMR for the services of FMR under the fund's management contract. The fund is available through certain fee-based accounts and advisory programs offered by FMR's affiliates. FMR is compensated for its services out of such fees.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.
Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.
On behalf of the fund, FMR has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).
On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK.
Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).
FMR, and not the fund, pays the sub-advisers.
David DeBiase is Co-Portfolio Manager of Fidelity Flex® Conservative Income Bond Fund and receives compensation for those services. Rob Galusza is Co-Portfolio Manager of Fidelity Flex® Conservative Income Bond Fund and receives compensation for those services. Julian Potenza is Co-Portfolio Manager of Fidelity Flex® Conservative Income Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of Fidelity Flex® Conservative Income Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. 3-6 Month Treasury Bill Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
Maura Walsh is Co-Portfolio Manager of Fidelity Flex® Conservative Income Bond Fund and receives compensation for those services. As of August 31, 2023, portfolio manager compensation generally consists of a base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a custom peer group assigned to each fund or account, and (ii) the investment performance of taxable money market funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index or rolling periods of up to three years for the comparison to a custom peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Fidelity Flex® Conservative Income Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. 3-6 Month Treasury Bill Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
The following table provides information relating to other accounts managed by David DeBiase as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$46,664
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Flex Conservative Income Bond Fund ($336 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Flex Conservative Income Bond Fund beneficially owned by Mr. DeBiase was none.
The following table provides information relating to other accounts managed by Rob Galusza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	55
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,423
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Flex Conservative Income Bond Fund ($336 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Flex Conservative Income Bond Fund beneficially owned by Mr. Galusza was none.
The following table provides information relating to other accounts managed by Julian Potenza as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	53
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,922	$2,588	$47,102
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Flex Conservative Income Bond Fund ($336 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Flex Conservative Income Bond Fund beneficially owned by Mr. Potenza was none.
The following table provides information relating to other accounts managed by Maura Walsh as of August 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	7	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$271,896	$8,920	$1,784
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Flex Conservative Income Bond Fund ($336 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
As of August 31, 2023, the dollar range of shares of Fidelity® Flex Conservative Income Bond Fund beneficially owned by Ms. Walsh was none.
PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has not authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund.
To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.
Currently, the Board of Trustees has not authorized such payments for shares of the fund.
The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund. FMR is responsible for paying all transfer agency services costs of the fund.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.
FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services. Payments may also be made, upon direction, for other plan expenses. Currently, the Board of Trustees has not authorized such payments for shares of the fund. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives no fee from the fund. FMR is responsible for paying all pricing and bookkeeping services costs of the fund.
FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
Fidelity Flex® Conservative Income Bond Fund(A)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$0
Other fees not included in the revenue split (lending agent fees to NFS)	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

(A) The fund did not lend securities during the year.
A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Fidelity Flex® Conservative Income Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian(s).
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for the fund and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).
FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended August 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.

Fidelity Salem Street Trust
Post-Effective Amendment No. 570

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

(1)

Amended and Restated Declaration of Trust, dated May 16, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 85.

(2)

Certificate of Amendment of the Declaration of Trust, dated March 24, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 94.

(3)

Certificate of Amendment of the Declaration of Trust, dated July 15, 2009, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 126.

(4)

Certificate of Amendment of the Declaration of Trust, dated October 14, 2011, is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 179.

(b)

Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 63.

(c)

Not applicable.

(d)

(1)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity Conservative Income Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 559.

(2)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Corporate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 495.

(3)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Emerging Markets Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 495.

(4)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Conservative Income Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 495.

(5)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 495.

(6)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Mid Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 495.

(7)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Small Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 495.

(8)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex U.S. Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 495.

(9)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Global ex U.S. Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 495.

(10)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 495.

(11)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Intermediate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 495.

(12)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Intermediate Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 495.

(13)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity International Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 495.

(14)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity International Sustainability Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 495.

(15)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 495.

(16)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Large Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 495.

(17)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Large Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 495.

(18)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 495.

(19)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 495.

(20)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 495.

(21)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 495.

(22)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 495.

(23)

Management Contract, dated November 16, 2022, between Fidelity Municipal Core Plus Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 551.

(24)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Income 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 495.

(25)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Real Estate Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 495.

(26)

Management Contract, dated July 20, 2023, between Fidelity SAI Conservative Income Municipal Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 567.

(27)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Emerging Markets Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 495.

(28)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Emerging Markets Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 495.

(29)

Management Contract, dated January 16, 2020, between Fidelity SAI Emerging Markets Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 498.

(30)

Management Contract, dated November 16, 2022, between Fidelity SAI International Credit Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 551.

(31)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 495.

(32)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 495.

(33)

Management Contract, dated January 16, 2020, between Fidelity SAI International Momentum Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 498.

(34)

Management Contract, dated January 16, 2020, between Fidelity SAI International Quality Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 498.

(35)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 495.

(36)

Management Contract, dated November 16, 2022, between Fidelity SAI Investment Grade Securitized Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 554.

(37)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 495.

(38)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity SAI Low Duration Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment No. 559.

(39)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 495.

(40)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment No. 495.

(41)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Money Market Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 495.

(42)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Real Estate Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 495.

(43)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity SAI Short-Term Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment No. 559.

(44)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Small-Mid Cap 500 Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 495.

(45)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity SAI Sustainable Conservative Income Municipal Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 559.

(46)

Management Contract, dated March 10, 2022, between Fidelity SAI Sustainable Core Plus Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 535.

(47)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity SAI Sustainable Low Duration Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 559.

(48)

Management Contract, dated March 10, 2022, between Fidelity SAI Sustainable Municipal Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 535.

(49)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Tax-Free Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment No. 495.

(50)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Total Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment No. 495.

(51)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Large Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment No. 495.

(52)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 495.

(53)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Momentum Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 495.

(54)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Quality Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 495.

(55)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment No. 495.

(56)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 495.

(57)

Management Contract, dated May 13, 2021, between Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 523.

(58)

Management Contract, dated May 13, 2021, between Fidelity Series 5+ Year Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 523.

(59)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 495.

(60)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Corporate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 495.

(61)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Global ex U.S. Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 495.

(62)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Government Money Market Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 495.

(63)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment No. 495.

(64)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Large Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment No. 495.

(65)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Large Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 495.

(66)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment No. 495.

(67)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Short-Term Credit Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment No. 495.

(68)

Management Contract, dated January 19, 2023, between Fidelity Series Sustainable Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment No. 558.

(69)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity Short-Term Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 559.

(70)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short-Term Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment No. 495.

(71)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment No. 495.

(72)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(63) of Post-Effective Amendment No. 495.

(73)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment No. 495.

(74)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment No. 495.

(75)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Strategic Dividend & Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(66) of Post-Effective Amendment No. 492.

(76)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Strategic Real Return Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment No. 495.

(77)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Sustainability Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment No. 495.

(78)

Management Contract, dated March 10, 2022, between Fidelity Sustainable Core Plus Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment No. 535.

(79)

Management Contract, dated March 10, 2022, between Fidelity Sustainable Intermediate Municipal Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment No. 535.

(80)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity Sustainable Low Duration Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment No. 559.

(81)

Amended and Restated Management Contract, dated October 1, 2022, between Fidelity Tactical Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment No. 543.

(82)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Tax-Free Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 495.

(83)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Total International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(70) of Post-Effective Amendment No. 495.

(84)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity U.S. Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment No. 495.

(85)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity U.S. Sustainability Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(72) of Post-Effective Amendment No. 495.

(86)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(73) of Post-Effective Amendment No. 495.

(87)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment No. 543.

(88)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment No. 543.

(89)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment No. 543.

(90)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 543.

(91)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No. 495.

(92)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment No. 543.

(93)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 513.

(94)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment No. 495.

(95)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment No. 543.

(96)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment No. 495.

(97)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(93) of Post-Effective Amendment No. 543.

(98)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 495.

(99)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment No. 495.

(100)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment No. 498.

(101)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment No. 543.

(102)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment No. 495.

(103)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment No. 498.

(104)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment No. 498.

(105)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment No. 495.

(106)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(102) of Post-Effective Amendment No. 543.

(107)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment No. 543.

(108)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment No. 543.

(109)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(100) of Post-Effective Amendment No. 524.

(110)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (d)(106) of Post-Effective Amendment No. 543.

(111)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment No. 495.

(112)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment No. 495.

(113)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(109) of Post-Effective Amendment No. 543.

(114)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(110) of Post-Effective Amendment No. 543.

(115)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment No. 513.

(116)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment No. 495.

(117)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(113) of Post-Effective Amendment No. 543.

(118)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment No. 543.

(119)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment No. 495.

(120)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (d)(116) of Post-Effective Amendment No. 543.

(121)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(117) of Post-Effective Amendment No. 543.

(122)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(2) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 112.

(123)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(123) of Post-Effective Amendment No. 566.

(124)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity SAI Conservative Income Municipal Bond Fund is to be filed by subsequent amendment.

(125)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(107) of Post-Effective Amendment No. 492.

(126)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(125) of Post-Effective Amendment No. 563.

(127)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment No. 492.

(128)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(127) of Post-Effective Amendment No. 563.

(129)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(7) of Fidelity School Street Trust’s (File No. 002-57167) Post-Effective Amendment No. 118.

(130)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(129) of Post-Effective Amendment No. 563.

(131)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(4) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 112.

(132)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(132) of Post-Effective Amendment No. 566.

(133)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity SAI Conservative Income Municipal Bond Fund is to be filed by subsequent amendment.

(134)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(113) of Post-Effective Amendment No. 492.

(135)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(133) of Post-Effective Amendment No. 563.

(136)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(117) of Post-Effective Amendment No. 492.

(137)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(135) of Post-Effective Amendment No. 563.

(138)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(11) of Fidelity School Street Trust’s (File No. 002-57167) Post-Effective Amendment No. 118.

(139)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(137) of Post-Effective Amendment No. 563.

(140)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(6) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 112.

(141)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(141) of Post-Effective Amendment No. 566.

(142)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity SAI Conservative Income Municipal Bond Fund is to be filed by subsequent amendment.

(143)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(119) of Post-Effective Amendment No. 492.

(144)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(141) of Post-Effective Amendment No. 563.

(145)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(123) of Post-Effective Amendment No. 492.

(146)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(143) of Post-Effective Amendment No. 563.

(147)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(15) of Fidelity School Street Trust’s (File No. 002-57167) Post-Effective Amendment No. 118.

(148)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(145) of Post-Effective Amendment No. 563.

(e)

(1)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 495.

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 495.

(3)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 495.

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 495.

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 495.

(6)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 495.

(7)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 495.

(8)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 495.

(9)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 495.

(10)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 495.

(11)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (e)(15) of Post-Effective Amendment No. 495.

(12)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Intermediate Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(16) of Post-Effective Amendment No. 495.

(13)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity International Bond Index Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 495.

(14)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 495.

(15)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(19) of Post-Effective Amendment No. 495.

(16)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(20) of Post-Effective Amendment No. 495.

(17)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(21) of Post-Effective Amendment No. 495.

(18)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(22) of Post-Effective Amendment No. 495.

(19)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(23) of Post-Effective Amendment No. 495.

(20)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (e)(24) of Post-Effective Amendment No. 495.

(21)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(25) of Post-Effective Amendment No. 495.

(22)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 495.

(23)

General Distribution Agreement, dated November 16, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Core Plus Bond Fund, is incorporated herein by reference to Exhibit (e)(23) of Post-Effective Amendment No. 551.

(24)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Income 2025 Fund, is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 495.

(25)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(30) of Post-Effective Amendment No. 495.

(26)

General Distribution Agreement, dated July 20, 2023, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Conservative Income Municipal Bond Fund, is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 567.

(27)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (e)(31) of Post-Effective Amendment No. 495.

(28)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(32) of Post-Effective Amendment No. 495.

(29)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (e)(33) of Post-Effective Amendment No. 498.

(30)

General Distribution Agreement, dated November 16, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Credit Fund, is incorporated herein by reference to Exhibit (e)(30) of Post-Effective Amendment No. 551.

(31)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (e)(33) of Post-Effective Amendment No. 495.

(32)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(34) of Post-Effective Amendment No. 495.

(33)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 498.

(34)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (e)(37) of Post-Effective Amendment No. 498.

(35)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (e)(35) of Post-Effective Amendment No. 495.

(36)

General Distribution Agreement, dated November 16, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Investment Grade Securitized Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 554.

(37)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 495.

(38)

General Distribution Agreement, dated May 14, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Low Duration Income Fund, is incorporated herein by reference to Exhibit (e)(40) of Post-Effective Amendment No. 509.

(39)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (e)(37) of Post-Effective Amendment No. 495.

(40)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Income Fund, is incorporated herein by reference to Exhibit (e)(38) of Post-Effective Amendment No. 495.

(41)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Money Market Fund, is incorporated herein by reference to Exhibit (e)(39) of Post-Effective Amendment No. 495.

(42)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(40) of Post-Effective Amendment No. 495.

(43)

General Distribution Agreement, dated May 14, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 509.

(44)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (e)(41) of Post-Effective Amendment No. 495.

(45)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, is incorporated herein by reference to Exhibit (e)(44) of Post-Effective Amendment No. 535.

(46)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable Core Plus Bond Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 535.

(47)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable Low Duration Income Fund, is incorporated herein by reference to Exhibit (e)(46) of Post-Effective Amendment No. 535.

(48)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable Municipal Income Fund, is incorporated herein by reference to Exhibit (e)(47) of Post-Effective Amendment No. 535.

(49)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (e)(42) of Post-Effective Amendment No. 495.

(50)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (e)(43) of Post-Effective Amendment No. 495.

(51)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (e)(44) of Post-Effective Amendment No. 495.

(52)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 495.

(53)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (e)(46) of Post-Effective Amendment No. 495.

(54)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (e)(47) of Post-Effective Amendment No. 495.

(55)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(48) of Post-Effective Amendment No. 495.

(56)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (e)(49) of Post-Effective Amendment No. 495.

(57)

General Distribution Agreement, dated May 13, 2021, between Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Distributors Company LLC, is incorporated herein by reference to Exhibit (e)(52) of Post-Effective Amendment No. 523.

(58)

General Distribution Agreement, dated May 13, 2021, between Fidelity Series 5+ Year Inflation-Protected Bond Index Fund and Fidelity Distributors Company LLC, is incorporated herein by reference to Exhibit (e)(53) of Post-Effective Amendment No. 523.

(59)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Bond Index Fund, is incorporated herein by reference to Exhibit (e)(50) of Post-Effective Amendment No. 495.

(60)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(51) of Post-Effective Amendment No. 495.

(61)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (e)(52) of Post-Effective Amendment No. 495.

(62)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (e)(53) of Post-Effective Amendment No. 495.

(63)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(55) of Post-Effective Amendment No. 495.

(64)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(56) of Post-Effective Amendment No. 495.

(65)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(57) of Post-Effective Amendment No. 495.

(66)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(58) of Post-Effective Amendment No. 495.

(67)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (e)(59) of Post-Effective Amendment No. 495.

(68)

General Distribution Agreement, dated January 19, 2023, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(68) of Post-Effective Amendment No. 558.

(69)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(60) of Post-Effective Amendment No. 495.

(70)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Bond Index Fund, is incorporated herein by reference to Exhibit (e)(61) of Post-Effective Amendment No. 495.

(71)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(62) of Post-Effective Amendment No. 495.

(72)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(63) of Post-Effective Amendment No. 495.

(73)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (e)(64) of Post-Effective Amendment No. 495.

(74)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(65) of Post-Effective Amendment No. 495.

(75)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (e)(57) of Post-Effective Amendment No. 492.

(76)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (e)(67) of Post-Effective Amendment No. 495.

(77)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainability Bond Index Fund, is incorporated herein by reference to Exhibit (e)(68) of Post-Effective Amendment No. 495.

(78)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Core Plus Bond Fund, is incorporated herein by reference to Exhibit (e)(77) of Post-Effective Amendment No. 535.

(79)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Intermediate Municipal Income Fund, is incorporated herein by reference to Exhibit (e)(78) of Post-Effective Amendment No. 535.

(80)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Low Duration Bond Fund, is incorporated herein by reference to Exhibit (e)(79) of Post-Effective Amendment No. 535.

(81)

General Distribution Agreement, dated November 18, 2021, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Tactical Bond Fund, is incorporated herein by reference to Exhibit (e)(73) of Post-Effective Amendment No. 532.

(82)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (e)(69) of Post-Effective Amendment No. 495.

(83)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (e)(70) of Post-Effective Amendment No. 495.

(84)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (e)(71) of Post-Effective Amendment No. 495.

(85)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (e)(72) of Post-Effective Amendment No. 495.

(86)

Form of Selling Dealer Agreement (most recently revised August 2020) is incorporated herein by reference to Exhibit (e)(78) of Post-Effective Amendment No. 533.

(87)

Form of Bank Agency Agreement (most recently revised August 2020) is incorporated herein by reference to Exhibit (e)(79) of Post-Effective Amendment No. 533.

(f)

Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Fixed Income and Asset Allocation Funds, effective as of September 15, 1995, as amended and restated as of March 10, 2016, is incorporated herein by reference to Exhibit (f) of Post-Effective Amendment No. 334.

(g)

(1)

Custodian Agreement, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Salem Street Trust on behalf of Fidelity Flex U.S. Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Conservative Income Municipal Bond Fund, Fidelity SAI International Credit Fund, Fidelity SAI International Index Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond

Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 88.

(2)

Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Salem Street Trust on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Mid Cap Growth Index Fund, Fidelity Mid Cap Value Index Fund, Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Value Index Fund, Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Large Cap Growth Index Fund, Fidelity Small Cap Growth Index Fund, Fidelity Small Cap Value Index Fund, and Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(3)

Custodian Agreement, dated May 23, 2019, between Citibank, N.A. and Fidelity Salem Street Trust on behalf of Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Real Estate Index Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Total Bond Fund, and Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 482.

(4)

Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Flex Mid Cap Index Fund, Fidelity Flex Small Cap Index Fund, Fidelity Mid Cap Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Large Cap Value Index Fund, Fidelity Series Sustainable Investment Grade Bond Fund, Fidelity Small Cap Index Fund, and Fidelity Tactical Bond Fund, is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(5)

Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex International Index Fund, Fidelity International Sustainability Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI U.S. Momentum Index Fund, Fidelity SAI U.S. Quality Index Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Low Duration Bond Fund, and Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (g)(9) of Fidelity Financial Trust’s (File No. 002-79910) Post-Effective Amendment No. 45.

(h)

(1)

Amended and Restated 45 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 492.

(2)

Expense Contract, dated April 29, 2020, between Fidelity Management & Research Company LLC and Fidelity Salem Street Trust, on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Small Cap Index Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (h)(3) to Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 503.

(3)

Schedule A for the Expense Contract, dated April 29, 2020, between Fidelity Management & Research Company LLC and Fidelity Salem Street Trust, on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Small Cap Index Fund, and Fidelity U.S. Bond Index Fund, is filed herein as Exhibit (h)(3).

(4)

Securities Lending Agency Agreement, dated April 1, 2019, between National Financial Services LLC and Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity International Sustainability Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Real Estate Index Fund, Fidelity SAI Conservative Income Municipal Bond Fund, Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Credit Fund, Fidelity SAI International Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity SAI U.S. Momentum Index Fund, Fidelity SAI U.S. Quality Index Fund, Fidelity SAI U.S. Value Index Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Series Large Cap Value Index Fund, Fidelity Series Sustainable Investment Grade Bond, Fidelity Small Cap Index Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Total International Index Fund, and Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (h)(1) of Fidelity Devonshire Trust’s (File No.002-24389) Post-Effective Amendment No.172.

(5)

Form of Fund of Funds Investment Agreement (Acquiring Fund) is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 534.

(6)

Form of Fund of Funds Investment Agreement (Acquired Fund) is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 534.

(i)

Legal Opinion of Dechert LLP, dated October 20, 2023, is filed herein as Exhibit (i).

(j)

(1)

 Consent of PricewaterhouseCoopers LLP, dated October 20,2023, is filed herein as Exhibit (j)(1).

(2)

 Consent of Deloitte & Touche LLP, dated October 20, 2023, is filed herein as Exhibit (j)(2).

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 558.

(2)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund: Fidelity Advisor Conservative Income Bond Fund: Class A, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 561.

(3)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund: Fidelity Advisor Conservative Income Bond Fund: Class I, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 561.

(4)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund: Fidelity Advisor Conservative Income Bond Fund: Class Z, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 561.

(5)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 495.

(6)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 495.

(7)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 495.

(8)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 495.

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 495.

(10)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 495.

(11)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 495.

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 495.

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 495.

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 495.

(15)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 495.

(16)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 495.

(17)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 495.

(18)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 495.

(19)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 495.

(20)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 495.

(21)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Bond Index Fund, is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 495.

(22)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 495.

(23)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 495.

(24)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 495.

(25)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 495.

(26)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 495.

(27)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 495.

(28)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 495.

(29)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 495.

(30)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 495.

(31)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 495.

(32)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 495.

(33)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 495.

(34)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 495.

(35)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 495.

(36)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 551.

(37)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund: Fidelity Advisor Municipal Core Plus Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 551.

(38)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund: Fidelity Advisor Municipal Core Plus Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 551.

(39)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund: Fidelity Advisor Municipal Core Plus Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 551.

(40)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund: Fidelity Advisor Municipal Core Plus Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 551.

(41)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund: Fidelity Advisor Municipal Core Plus Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(39) of Post-Effective Amendment No. 551.

(42)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund, is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 495.

(43)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund: Fidelity Advisor Municipal Income 2025 Fund Class A, is incorporated herein by reference to Exhibit (m)(45) of Post-Effective Amendment No. 495.

(44)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund: Fidelity Advisor Municipal Income 2025 Fund Class I, is incorporated herein by reference to Exhibit (m)(46) of Post-Effective Amendment No. 495.

(45)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (m)(47) of Post-Effective Amendment No. 495.

(46)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Conservative Income Municipal Bond Fund is incorporated herein by reference to Exhibit (m)(46) of Post-Effective Amendment No. 567.

(47)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (m)(48) of Post-Effective Amendment No. 495.

(48)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(49) of Post-Effective Amendment No. 495.

(49)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 498.

(50)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Credit Fund is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 551.

(51)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 495.

(52)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(51) of Post-Effective Amendment No. 495.

(53)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 498.

(54)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 498.

(55)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (m)(52) of Post-Effective Amendment No. 495.

(56)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Investment Grade Securitized Fund, is incorporated herein by reference to Exhibit (m)(56) of Post-Effective Amendment No. 554.

(57)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 495.

(58)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Low Duration Income Fund, is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 509.

(59)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 495.

(60)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Income Fund, is incorporated herein by reference to Exhibit (m)(55) of Post-Effective Amendment No. 495.

(61)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Money Market Fund, is incorporated herein by reference to Exhibit (m)(56) of Post-Effective Amendment No. 495.

(62)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 495.

(63)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Short-Term Bond Fund, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 509.

(64)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 495.

(65)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, is incorporated herein by reference to Exhibit (m)(59) of Post-Effective Amendment No. 535.

(66)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable Core Plus Bond Fund, is incorporated herein by reference to Exhibit (m)(60) of Post-Effective Amendment No. 535.

(67)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable Low Duration Income Fund, is incorporated herein by reference to Exhibit (m)(61) of Post-Effective Amendment No. 535.

(68)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable Municipal Income Fund, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 535.

(69)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (m)(59) of Post-Effective Amendment No. 495.

(70)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (m)(60) of Post-Effective Amendment No. 495.

(71)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (m)(61) of Post-Effective Amendment No. 495.

(72)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 495.

(73)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (m)(63) of Post-Effective Amendment No. 495.

(74)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (m)(64) of Post-Effective Amendment No. 495.

(75)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(65) of Post-Effective Amendment No. 495.

(76)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (m)(66) of Post-Effective Amendment No. 495.

(77)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 523.

(78)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 5+ Year Inflation-Protected Bond Index Fund is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 523.

(79)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Bond Index Fund, is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 495.

(80)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Corporate Bond Fund, is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 495.

(81)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (m)(69) of Post-Effective Amendment No. 495.

(82)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (m)(70) of Post-Effective Amendment No. 495.

(83)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (m)(72) of Post-Effective Amendment No. 495.

(84)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(73) of Post-Effective Amendment No. 495.

(85)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(74) of Post-Effective Amendment No. 495.

(86)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(75) of Post-Effective Amendment No. 495.

(87)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (m)(76) of Post-Effective Amendment No. 495.

(88)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (m)(90) of Post-Effective Amendment No. 558.

(89)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (m)(77) of Post-Effective Amendment No. 495.

(90)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(78) of Post-Effective Amendment No. 495.

(91)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 495.

(92)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 495.

(93)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 495.

(94)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 495.

(95)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Index Fund, is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 495.

(96)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(84) of Post-Effective Amendment No. 495.

(97)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(85) of Post-Effective Amendment No. 495.

(98)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (m)(86) of Post-Effective Amendment No. 495.

(99)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(87) of Post-Effective Amendment No. 495.

(100)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 492.

(101)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class A, is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 492.

(102)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class M, is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 492.

(103)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class C, is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 492.

(104)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class I, is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 492.

(105)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class Z, is incorporated herein by reference to Exhibit (m)(84) of Post-Effective Amendment No. 492.

(106)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (m)(94) of Post-Effective Amendment No. 495.

(107)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Class K6, is incorporated herein by reference to Exhibit (m)(95) of Post-Effective Amendment No. 495.

(108)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class A, is incorporated herein by reference to Exhibit (m)(96) of Post-Effective Amendment No. 495.

(109)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class M, is incorporated herein by reference to Exhibit (m)(97) of Post-Effective Amendment No. 495.

(110)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class C, is incorporated herein by reference to Exhibit (m)(98) of Post-Effective Amendment No. 495.

(111)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class I, is incorporated herein by reference to Exhibit (m)(99) of Post-Effective Amendment No. 495.

(112)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class Z, is incorporated herein by reference to Exhibit (m)(100) of Post-Effective Amendment No. 495.

(113)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability Bond Index Fund, is incorporated herein by reference to Exhibit (m)(101) of Post-Effective Amendment No. 495.

(114)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund, is incorporated herein by reference to Exhibit (m)(108) of Post-Effective Amendment No. 535.

(115)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund: Fidelity Advisor Sustainable Core Plus Bond Fund: Class A, is incorporated herein by reference to Exhibit (m)(109) of Post-Effective Amendment No. 535.

(116)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund: Fidelity Advisor Sustainable Core Plus Bond Fund: Class M, is incorporated herein by reference to Exhibit (m)(110) of Post-Effective Amendment No. 535.

(117)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund: Fidelity Advisor Sustainable Core Plus Bond Fund: Class C, is incorporated herein by reference to Exhibit (m)(111) of Post-Effective Amendment No. 535.

(118)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund: Fidelity Advisor Sustainable Core Plus Bond Fund: Class I, is incorporated herein by reference to Exhibit (m)(112) of Post-Effective Amendment No. 535.

(119)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund: Fidelity Advisor Sustainable Core Plus Bond Fund: Class Z, is incorporated herein by reference to Exhibit (m)(113) of Post-Effective Amendment No. 535.

(120)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund, is incorporated herein by reference to Exhibit (m)(114) of Post-Effective Amendment No. 535.

(121)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund: Fidelity Advisor Sustainable Intermediate Municipal Income Fund: Class A, is incorporated herein by reference to Exhibit (m)(115) of Post-Effective Amendment No. 535.

(122)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund: Fidelity Advisor Sustainable Intermediate Municipal Income Fund: Class M, is incorporated herein by reference to Exhibit (m)(116) of Post-Effective Amendment No. 535.

(123)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund: Fidelity Advisor Sustainable Intermediate Municipal Income Fund: Class C, is incorporated herein by reference to Exhibit (m)(117) of Post-Effective Amendment No. 535.

(124)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund: Fidelity Advisor Sustainable Intermediate Municipal Income Fund: Class I, is incorporated herein by reference to Exhibit (m)(118) of Post-Effective Amendment No. 535.

(125)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund: Fidelity Advisor Sustainable Intermediate Municipal Income Fund: Class Z, is incorporated herein by reference to Exhibit (m)(119) of Post-Effective Amendment No. 535.

(126)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund is incorporated herein by reference to Exhibit (m)(120) of Post-Effective Amendment No. 535.

(127)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund: Fidelity Advisor Sustainable Low Duration Bond Fund: Class A, is incorporated herein by reference to Exhibit (m)(121) of Post-Effective Amendment No. 535.

(128)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund: Fidelity Advisor Sustainable Low Duration Bond Fund: Class M, is incorporated herein by reference to Exhibit (m)(131) of Post-Effective Amendment No. 555.

(129)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund: Fidelity Advisor Sustainable Low Duration Bond Fund: Class C, is incorporated herein by reference to Exhibit (m)(123) of Post-Effective Amendment No. 535.

(130)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund: Fidelity Advisor Sustainable Low Duration Bond Fund: Class I, is incorporated herein by reference to Exhibit (m)(124) of Post-Effective Amendment No. 535.

(131)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund: Fidelity Advisor Sustainable Low Duration Bond Fund: Class Z, is incorporated herein by reference to Exhibit (m)(125) of Post-Effective Amendment No. 535.

(132)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund is incorporated herein by reference to Exhibit (m)(104) of Post-Effective Amendment No. 532.

(133)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund: Fidelity Advisor Tactical Bond Fund: Class A, is incorporated herein by reference to Exhibit (m)(105) of Post-Effective Amendment No. 532.

(134)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund: Fidelity Advisor Tactical Bond Fund: Class M, is incorporated herein by reference to Exhibit (m)(106) of Post-Effective Amendment No. 532.

(135)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund: Fidelity Advisor Tactical Bond Fund: Class C, is incorporated herein by reference to Exhibit (m)(107) of Post-Effective Amendment No. 532.

(136)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund: Fidelity Advisor Tactical Bond Fund: Class I, is incorporated herein by reference to Exhibit (m)(108) of Post-Effective Amendment No. 532.

(137)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund: Fidelity Advisor Tactical Bond Fund: Class Z, is incorporated herein by reference to Exhibit (m)(109) of Post-Effective Amendment No. 532.

(138)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (m)(102) of Post-Effective Amendment No. 495.

(139)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (m)(103) of Post-Effective Amendment No. 495.

(140)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (m)(104) of Post-Effective Amendment No. 495.

(141)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (m)(105) of Post-Effective Amendment No. 495.

(n)

(1)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated November 18, 2021, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, and Fidelity Tactical Bond Fund, is incorporated herein by reference to Exhibit (n)(1) of Post-Effective Amendment No. 536.

(2)

Schedule I (Fixed-Income), dated July 20, 2023, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated November 18, 2021, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, and Fidelity Tactical Bond Fund, is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 566.

(p)

(1)

The 2023 Code of Ethics, adopted by each fund and Fidelity Management & Research Company LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (UK) Limited, and Fidelity Distributors Company LLC pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 555.

(2)

Code of Ethics, dated February 2023, adopted by Geode Capital Management, LLC, and Geode Capital Management LP pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 555.

Item 29.

Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company LLC, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, LLC (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action, or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Adviser(s)

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY LLC (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson

Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR LLC; Chief Executive Officer, Chairman and Director of Fidelity Management & Research Company LLC.  Previously served as Chairman of the Board and Director FMRC.

Peter S. Lynch	Vice Chairman and Director of Fidelity Management & Research Company LLC and a member of the Advisory Board of funds advised by FMR. Previously served as Vice Chairman and Director of FMRC.
Cynthia Lo Bessette

Senior Vice President of Fidelity Management & Research Company LLC; Secretary Fidelity Diversifying Solutions LLC (2022); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC; Secretary SelectCo, LLC and FIMM; Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Lisa D. Krieser	Assistant Secretary Fidelity Management & Research Company LLC and Fidelity Distributors Company LLC, Secretary FMR Capital, Inc and Strategic Advisers LLC (2022).
Bart Grenier	President of Fidelity Management & Research Company LLC.
Margaret Serravalli	Chief Financial Officer of Fidelity Management & Research Company LLC (FMR).
Michael Shulman

Assistant Treasurer Fidelity Distributors Company LLC (FDC) (2022), Fidelity Diversifying Solutions LLC (2022), FIMM (2022), Fidelity Management & Research Company LLC (2023), FMR LLC (2023), FMR Capital, Inc. (2023), and Strategic Advisers LLC (2023); Executive Vice President, Tax of FMR LLC (2023).

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Jason Pogorelec	Compliance Officer of Fidelity Management & Research Company LLC (2023).
Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(2) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer of FMR H.K., Executive Director of FMR H.K., Director of Investment Services – Asia, and Director of FMR H.K.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
James Lenton	Director of FMR H.K. (2023).
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR UK, Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(3) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan; Executive Vice President SelectCo, LLC.
Nathaniel Norr Salter	Director of FMR Japan (2023).
Rieko Hirai	Director of FMR Japan.
Kan Man Wong	Director of FMR Japan.
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Statutory Auditor of FMR Japan; Previously served as Compliance Officer of FMR Japan.
Kenji Kanemasu	Compliance Officer of FMR Japan (2023).
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(4) FMR INVESTMENT MANAGEMENT (UK) LIMITED (FMR UK)

FMR UK provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (UK) Limited.
Niamh Brodie-Machura	Director FMR Investment Management (UK) Limited.
Christopher J. Seabolt	Director of FMR UK; Previously served as Director of FMR HK (2023).
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Jean-Philippe Provost	Director FMR Investment Management (UK) Limited (2023).
Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(5) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies AND OTHER ACCOUNTS.  Geode may also provide investment advisory services to other investment advisers.  The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

David Lane	President and Chief Executive Officer (2023).
Jeffrey S. Miller	Chief Operating Officer.
Michael Ciccone	Chief Compliance Officer (2023).
Sorin Codreanu	Chief Financial Officer and Treasurer.
Matt Nevins	General Counsel.
Lionel Harris	Director (2021).
Franklin Corning Kenly	Director.
Arlene Rockefeller	Director.
Eric Roiter	Director.
Jennifer Uhrig	Director.
Philip L. Bullen	Director.
Thomas Sprague	Director.
Michael Even	Director.
Alok Kapoor	Director (2022).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company LLC (FMR)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (UK) Limited (FMR UK)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Beech Gate Millfield Lane
Lower Kingswood, Tadworth, Surrey
KT20 6RP, United Kingdom

Strategic Advisers LLC
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Company LLC (FDC)
900 Salem Street
Smithfield, RI 02917

Geode Capital Management, LLC (Geode)
100 Summer Street
12th Floor
Boston, MA 02110

Fidelity Management Trust Company
245 Summer Street
Boston, MA 02210

Fidelity Investors Management LLC
245 Summer Street
Boston, MA 02210

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Company LLC (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Robert Adams	Chief Operating Officer (2021)	None
Robert F. Bachman	Executive Vice President and Director (2023)	None
Dalton Gustafson	President (2021) and Director (2023)	None
Natalie Kavanaugh	Chief Legal Officer	None
Michael Lyons	Chief Financial Officer	None
John McGinty	Chief Compliance Officer (2021)	None
Timothy Mulcahy	Director	None
Michael Kearney	Treasurer	None
Natalie Kavanaugh	Secretary	None
Lisa D. Krieser	Assistant Secretary	None
Michael Shulman	Assistant Treasurer (2022)	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company LLC or Fidelity Investments Institutional Operations Company, LLC, 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, or special purpose custodian, as applicable, The Bank of New York Mellon, 1 Wall Street, New York, NY; Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA; Citibank, N.A., 388 Greenwich Street, New York, NY, 10013; State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA; and The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.
SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 570 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of October 2023.

Fidelity Salem Street Trust
By	/s/Laura M. Del Prato Laura M. Del Prato, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Laura M. Del Prato		President and Treasurer	October 25, 2023
Laura M. Del Prato		(Principal Executive Officer)

/s/John J. Burke III		Chief Financial Officer	October 25, 2023
John J. Burke III		(Principal Financial Officer)

/s/Abigail P. Johnson	†	Trustee	October 25, 2023
Abigail P. Johnson

/s/Elizabeth S. Acton	*	Trustee	October 25, 2023
Elizabeth S. Acton

/s/Laura M. Bishop	*	Trustee	October 25, 2023
Laura M. Bishop

/s/Jonathan Chiel	*	Trustee	October 25, 2023
Jonathan Chiel

/s/Ann E. Dunwoody	*	Trustee	October 25, 2023
Ann E. Dunwoody

/s/John Engler	*	Trustee	October 25, 2023
John Engler

/s/Robert F. Gartland	*	Trustee	October 25, 2023
Robert F. Gartland

/s/Robert W. Helm	*	Trustee	October 25, 2023
Robert W. Helm

/s/Arthur E. Johnson	*	Trustee	October 25, 2023
Arthur E. Johnson

/s/Michael E. Kenneally	*	Trustee	October 25, 2023
Michael E. Kenneally

/s/Mark A. Murray	*	Trustee	October 25, 2023
Mark A. Murray

/s/Jennifer Toolin McAuliffe	*	Trustee	October 25, 2023
Jennifer Toolin McAuliffe

/s/Christine J. Thompson	*	Trustee	October 25, 2023
Christine J. Thompson

/s/Carol J. Zierhoffer	*	Trustee	October 25, 2023
Carol J. Zierhoffer

†	By:	/s/ Stephanie J. Brown
Stephanie J. Brown, pursuant to a power of attorney dated January 26, 2023 and filed herewith.
*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to powers of attorney dated October 5, 2016, January 11, 2023, and October 18, 2023, and filed herewith.

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment companies:

Fidelity Aberdeen Street Trust	Fidelity Municipal Trust
Fidelity Advisor Series II	Fidelity Municipal Trust II
Fidelity Advisor Series IV	Fidelity Newbury Street Trust
Fidelity California Municipal Trust	Fidelity New York Municipal Trust
Fidelity California Municipal Trust II	Fidelity New York Municipal Trust II
Fidelity Central Investment Portfolios II LLC	Fidelity Oxford Street Trust
Fidelity Charles Street Trust	Fidelity Oxford Street Trust II
Fidelity Colchester Street Trust	Fidelity Phillips Street Trust
Fidelity Court Street Trust	Fidelity Revere Street Trust
Fidelity Court Street Trust II	Fidelity Salem Street Trust
Fidelity Garrison Street Trust	Fidelity School Street Trust
Fidelity Hereford Street Trust	Fidelity Union Street Trust
Fidelity Income Fund	Fidelity Union Street Trust II
Fidelity Massachusetts Municipal Trust	Variable Insurance Products Fund V
Fidelity Merrimack Street Trust

in addition to any other Fidelity Fund for which the undersigned individual serves as Trustee (collectively, the "Funds"), hereby constitute and appoint Stephanie J. Brown, my true and lawful attorney- in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post- Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect only for such time as Stephanie J. Brown shall continue to be an officer of Fidelity Management & Research Company LLC, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

This Power of Attorney has been executed as of January 26, 2023.

/s/ Abigail P. Johnson

Abigail P. Johnson

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment company:

Fidelity Salem Street Trust

in addition to any other Fidelity Fund for which the undersigned individual serves as Director or Trustee (collectively, the “Funds”), hereby constitute and appoint Thomas C. Bogle, Marc R. Bryant, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after October 5, 2016.

WITNESS my hand on this 5th day of October, 2016.

/s/Jonathan Chiel
Jonathan Chiel

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after October 18, 2023.

WITNESS our hands on this eighteenth day of October 2023.

/s/Laura M. Bishop	/s/Christine J. Thompson
Laura M. Bishop	Christine J. Thompson

/s/Robert W. Helm	/s/Carol J. Zierhoffer
Robert W. Helm	Carol J. Zierhoffer

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after January 11, 2023.

WITNESS our hands on this eleventh day of January 2023.

/s/Elizabeth S. Acton	/s/Michael E. Kenneally
Elizabeth S. Acton	Michael E. Kenneally

/s/Ann E. Dunwoody	/s/Jennifer Toolin McAuliffe
Ann E. Dunwoody	Jennifer Toolin McAuliffe

/s/John Engler	/s/Mark A. Murray
John Engler	Mark A. Murray

/s/Robert F. Gartland
Robert F. Gartland

/s/Arthur E. Johnson
Arthur E. Johnson